                                                              File No. 33-72416
As filed with the Securities and Exchange Commission on

August 29, 2000
=================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. _

                        Post-Effective Amendment No. 11
                                                     --

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 11
                                              --


                              BRIDGEWAY FUND, INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)

             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                    (Address of Principal Executive Office)

                                 (713) 661-3500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                        JOHN N.R. MONTGOMERY, PRESIDENT
                       Bridgeway Capital Management, Inc.
             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.
=================================================================
It is proposed that this filing will become effective


           [x]  on October 31, 2000 pursuant to paragraph (b)


If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed PEA.
=================================================================
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement thereafter becomes effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              BRIDGEWAY FUND, INC.

     A fully no-load mutual fund family of domestic stock market portfolios

                                AGGRESSIVE GROWTH

                          ULTRA-SMALL COMPANY (CLOSED)

                                ULTRA-SMALL INDEX

                           MICRO-CAP LIMITED (CLOSED)

                              ULTRA-LARGE 35 INDEX

                                   PROSPECTUS
                                OCTOBER 31, 2000

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                [BRIDGEWAY LOGO]

     This prospectus presents concise information about Bridgeway that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                                TABLE OF CONTENTS

The Fund and its Portfolios                                                    2
Suitability                                                                    2
Aggressive Growth Portfolio                                                    3
Ultra-Small Company Portfolio                                                  8
Ultra-Small Index Portfolio                                                   13
Micro-Cap Limited Portfolio                                                   18
Ultra-Large 35 Index Portfolio                                                23
Management of the Fund                                                        28
Code of Ethics                                                                30
Net Asset Values                                                              30
Distribution of Fund Shares                                                   31
How to Purchase & Redeem Shares                                               31
Tax Sheltered Retirement Plans                                                33
Dividends, Distributions & Taxes                                              33
Investment Techniques                                                         34
Tax Efficiency                                                                35

                           PROSPECTUS OCTOBER 31, 2000

                                    BRIDGEWAY
                                   FUND, INC.

THE FUND AND ITS PORTFOLIOS

     Bridgeway Fund Inc. ("the Fund") is a fully no-load mutual fund comprised of five Portfolios: Aggressive Growth Portfolio, Ultra-Small Company Portfolio, Ultra-Small Index Portfolio, Micro-Cap Limited Portfolio, and Ultra-Large 35 Index Portfolio. The Fund portfolios seek long-term growth primarily through stock market investments. Each portfolio has its own investment objective, strategy, and risk profile. From its inception on August 5, 1994 until October 31, 2000 the Social Responsibility Portfolio was a series of Bridgeway Fund. On October 31, 2000 it was merged with the Calvert Large Cap Growth Fund, a series of the Calvert Impact Fund. Bridgeway Capital Management retains portfolio management as the sub-adviser of the Fund.

SUITABILITY

 All five Portfolios:

o    are designed for investors with long-term goals in mind.
     THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES.

o offer you the opportunity to participate in financial markets through stock portfolios professionally managed by Bridgeway Capital Management.

o    offer you the opportunity to diversify your investments.

o carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

o    are not bank deposits and are not guaranteed or insured.

                         THE AGGRESSIVE GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

     PRINCIPAL INVESTMENT STRATEGY: The Aggressive Growth Portfolio invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks which it believes have a lower probability of decline in the long term, though more volatile individually in the short-term. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. The Portfolio may also use aggressive investment techniques such as:

o    leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o    entering into short-sale transactions (up to 20% of assets),

o    investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those which trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three-month timeframe).

     PORTFOLIO NAME CHANGE: The Portfolio's name includes the word "growth" to distinguish it from funds whose objective is also to produce income. Since naming the Portfolio, the word "growth" is now more frequently used to mean fast growing companies. While the Portfolio currently appears in the "growth" investment style boxes of fund reporting services, it has not always done so, and "growth" is not specifically our Portfolio objective. Therefore, the Bridgeway Fund Board of Directors is considering changing the name of the Portfolio.

     PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

     Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

     The Portfolio invests in a smaller number of companies than many mutual funds. There were just 56 companies in the Portfolio on June 30, 2000. The top ten stocks accounted for 44% of Portfolio net assets. It is not unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [GRAPH]

      Return from 1/1/00 through 9/30/00 was ______%.

      Best Quarter: Q4 98, +38.57%          Worst Quarter: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/00

FUND/INDEX                    1 YEAR   5 YEAR   SINCE INCEPTION (8/5/94)
----------                    -------  ------   ------------------------

Brigdeway Aggressive Growth   113.08%  41.96%           38.67%

S&P 500 Index(1)                7.22%  23.75%           23.91%

Russell 2000 Index(2)          14.32%  14.27%           15.16%

(1) The S&P 500 is an unmanaged index of large companies with dividends reinvested.

(2) The Russell 2000 is an unmanaged index of small companies with dividends reinvested.

Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           AGGRESSIVE GROWTH FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            1.47%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses                                                             0.54%
                                                                          -----
  Total Operating Expenses                                                 2.01%
Fee Waiver                                                                (0.01)%
                                                                          -----
  Net Expenses                                                             2.00%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract the Adviser pays all distribution (12b-1) fees.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       AGGRESSIVE GROWTH EXPENSE EXAMPLE

              1 Year    3 Years     5 Years    10 Years
              ------    -------     -------    --------
Expenses       $210      $651        $1,117     $2,406

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report. This report is available from Bridgeway upon request.

                          AGGRESSIVE GROWTH PORTFOLIO

                                                    Year       Year       Year       Year       Year
                                                   Ended      Ended      Ended      Ended      Ended
                                                  6/30/00    6/30/99    6/30/98    6/30/97    6/30/96
                                                 ---------  ---------  ---------  ---------  ---------
PER SHARE DATA

Net Asset Value, beginning of period             $ 26.02     $20.32     $18.79     $16.66     $11.71
                                                 -------     ------     ------     ------     ------
Income (Loss) from investment operations
  Net Investment income (loss)                     (0.60)     (0.13)     (0.30)     (0.24)     (0.18)
  Net realized and unrealized gain                 27.86       6.43       3.46       3.43       5.22
                                                 -------     ------     ------     ------     ------
    Total from investment operations               27.26       6.30       3.16       3.19       5.04
                                                 -------     ------     ------     ------     ------
Less distributions to shareholders
  Net investment income                                0       0.00       0.00       0.00       0.00
  Net realized gains                               (4.29)     (0.60)     (1.63)     (1.06)     (0.09)
                                                 -------     ------     ------     ------     ------
    Total distributions                            (4.29)     (0.60)     (1.63)     (1.06)     (0.09)
                                                 -------     ------     ------     ------     ------
Net asset value, end of period                   $ 48.99     $26.02     $20.32     $18.79     $16.66
                                                 -------     ------     ------     ------     ------
PORTFOLIO TOTAL RETURN                             113.1%      33.4%      18.1%      19.9%      43.3%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)              $44,902     $9,510     $6,852     $3,420     $1,502
Ratio to average net assets:
  Expenses after waivers and reimbursements         2.00%      1.04%      2.00%      2.00%      1.97%
  Expenses before waivers and reimbursements        2.00%      1.04%      2.00%      2.77%      5.73%
  Net investment income (loss) after waivers       (1.52)%    (0.65)%    (1.50)%    (1.40)%    (1.26)%
   and reimbursements

Portfolio turnover rate                            156.9%     211.0%     132.3%     138.9%     167.7%

                        THE ULTRA-SMALL COMPANY PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Ultra-Small Company Portfolio invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange. On June 30, 1999, this group included stocks with a market capitalization of less than $89 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value," but the overall portfolio has a strong value bias. Value stocks are those priced cheaply, relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the funds board of directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. The Board of Directors will consider closing the Portfolio at the end of its fiscal year on June 30, 2001. This size limitation should keep the Portfolio more "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

                                   TRANSLATION

     What are Ultra-Small Companies?

     Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o    lack depth of management,

o    have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar size companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [GRAPH]

      Return from 1/1/00 through 9/30/00 was ______%.

      Best Quarter: Q4 99, +34.46%          Worst Quarter: Q3 98, -27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/00

FUND/INDEX                            1 YEAR   5 YEAR    SINCE INCEPTION (8/5/94)

Bridgeway Ultra-Small Company         44.80%   22.97%              21.17%

CRSP Cap-based Portfolio 10 Index(1)  24.21%   13.79%              14.91%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,794 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                     ULTRA-SMALL COMPANY PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases)                                  None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                            1.29%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses                                                             0.56%
                                                                          -----
  Total Operating Expenses                                                 1.85%
Fee Waiver                                                                (0.00)%
                                                                          -----
  Net Expenses                                                             1.85%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ULTRA-SMALL COMPANY PORTFOLIO EXPENSE EXAMPLE

          1 Year  3 Years  5 Years   10 Years
          ------  -------  -------   --------
Expenses   $194     $601    $1,032    $2,233

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available from Bridgeway upon request.

                         ULTRA-SMALL COMPANY PORTFOLIO

                                                    Year       Year       Year       Year       Year
                                                   Ended      Ended      Ended      Ended      Ended
                                                  6/30/00    6/30/99    6/30/98    6/30/97    6/30/96
                                                 ---------  ---------  ---------  ---------  ---------
PER SHARE DATA

Net Asset Value, beginning of period              $ 14.91    $ 22.52    $ 20.62    $ 16.68     $11.35
                                                  -------    -------    -------    -------     ------
Income (Loss) from investment operations
  Net Investment income (loss)                      (0.26)     (0.28)     (0.34)     (0.24)     (0.21)
  Net realized and unrealized gain                   6.94      (3.77)      4.03       4.50       6.03
                                                  -------    -------    -------    -------     ------
    Total from investment operations                 6.68      (4.05)      3.69       4.26       5.82
                                                  -------    -------    -------    -------     ------
Less distributions to shareholders
  Net investment income                              0.00       0.00       0.00       0.00       0.00
  Net realized gains                                 0.00      (3.56)     (1.79)     (0.32)     (0.49)
                                                  -------    -------    -------    -------     ------
    Total distributions                              0.00      (3.56)     (1.79)     (0.32)     (0.49)
                                                  -------    -------    -------    -------     ------
Net asset value, end of period                    $ 21.59    $ 14.91    $ 22.52    $ 20.62     $16.68
                                                  -------    -------    -------    -------     ------

PORTFOLIO TOTAL RETURN                               44.8%     (14.6)%     18.4%      26.0%      52.4%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)               $41,959    $32,648    $46,257    $30,070     $4,558
Ratio to average net assets:
  Expenses after waivers and reimbursements          1.85%      2.00%      1.67%      1.67%      1.97%
  Expenses before waivers and reimbursements         1.85%      2.26%      1.67%      1.87%      3.07%
  Net investment income (loss) after waivers        (1.26)%    (1.82)%    (1.42)%    (1.37)%    (1.47)%
   and reimbursements

Portfolio turnover rate                              64.0%      80.4%     103.4%      56.2%     155.9%
                                                  -------    -------    -------    -------     ------

                         THE ULTRA-SMALL INDEX PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices. The Ultra-Small Index Portfolio invests exclusively, at the time of purchase, in the Index stocks listed on the New York and American Stock exchanges and the NASDAQ National Market. However, the majority of Index and Portfolio stocks are traded on NASDAQ. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index of stocks. Ultra-small companies have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange. On June 30, 2000, this group included stocks with a market capitalization up to $89 million. They are less than one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies.

                                   TRANSLATION

     What are Ultra-Small Companies?

     Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

         Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o    lack depth of management,

o    have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     Apart from the risk inherent in investing in ultra-small companies, there is a risk that the Portfolio total return may underperform the total return of the Index that the Portfolio seeks to track. This is called "tracking error." The actual return of this Portfolio could be lower than the Index for three reasons:

o    operating expenses cut into returns,

o    transaction costs reduce returns, and

o    the Portfolio does not own all 1700+ companies that comprise the index.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from the first to the second full calendar year. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [GRAPH]

      Return from 1/1/00 through 9/30/00 was ______%.

      Best Quarter: Q4 99, +24.86%          Worst Quarter: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/00

FUND/INDEX                              1 YEAR   SINCE INCEPTION (7/31/97)
----------                              ------   -------------------------

Bridgeway Ultra-Small Index             33.47%            10.10%

CRSP Cap-based Portfolio 10 Index(1)    24.21%             9.85%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,794 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                         ULTRA-SMALL INDEX FEE TABLE(1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees(2)                                                         0.00%
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            0.50%
Distribution (12b-1) Fees(3)                                               0.00%
Other Expenses                                                             1.44%
                                                                          -----
  Total Operating Expenses                                                 1.94%
Less Waiver and Expense Reimbursement(4)                                  (1.19%)
                                                                          -----
  Net Expenses                                                             0.75%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 2% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This management contract expires June 30, 2001. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        ULTRA-SMALL INDEX EXPENSE EXAMPLE

             1 Year    3 Years    5 Years    10 Years
             ------    -------    -------    --------
Expenses      $79       $510       $966       $2,232

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available from Bridgeway upon request.

                           ULTRA-SMALL INDEX PORTFOLIO

                                                     Year Ended   Year Ended  7/31/97(a) to
                                                       6/30/00      6/30/99       6/30/98
                                                     ----------   ----------  -------------
PER SHARE DATA
Net Asset Value, beginning of period                   $ 4.96       $ 5.69       $ 5.00
                                                       ------       ------       ------
Income (Loss) from investment operations
  Net Investment income (loss)                           0.03        (0.02)       (0.02)
                                                       ------       ------       ------
  Net realized and unrealized gain                       1.63        (0.71)        0.71
                                                       ------       ------       ------
    Total from investment operations                     1.66        (0.73)        0.69
                                                       ------       ------       ------
Less distributions to shareholders
  Net investment income                                  0.00         0.00         0.00
  Net realized gains                                     0.00         0.00         0.00
                                                       ------       ------       ------
      Total distributions                                0.00         0.00         0.00
                                                       ------       ------       ------
Net asset value, end of period                         $ 6.62       $ 4.96       $ 5.69
                                                       ------       ------       ------

TOTAL RETURN                                             33.5%       (12.8%)       13.8%(b)

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                    $2,386       $1,586       $1,529
Ratio to average net assets:(c)
  Expenses after waivers and reimbursements              0.75%        0.75%        0.75%(b)
  Expenses before waivers and reimbursements             1.94%        2.43%        1.74%(b)
  Net investment income (loss) after waivers and        (0.53%)      (0.51%)      (0.38%)(b)
   reimbursements

 Portfolio turnover rate                                 21.1%        48.3%        61.7%(b)
                                                       ------       ------       ------

(a) July 31, 1997 was the commencement of operations.

(b) Not annualized for periods less than a year.

     ULTRA-SMALL INDEX REDEMPTION REIMBURSEMENT FEE: The Bridgeway index portfolios are best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% over the previous 5 trading days. This fee accrues to the Portfolio itself, not to the Adviser.

     No such redemption reimbursement fees were charged in the Portfolio's most recent fiscal year.

                         THE MICRO-CAP LIMITED PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Micro-Cap Limited Portfolio invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York stock Exchange. On June 30, 2000, this group included stocks with a market capitalization between $90 and $184 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the funds board of directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. This feature is crucial to the Portfolio's "focus" of investing in a smaller number of companies. On June 30, 2000, the Portfolio held 68 stocks. Closing at a very low level of assets should also keep the Portfolio more "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

                                   TRANSLATION

                          What are Micro-Cap Companies?

     Micro-cap companies are those with a market capitalization (market size) equal to second smallest 10% of the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small-cap but larger than ultra-small. Companies this size typically have 100 to 3500 employees, produce revenues of $100 million to $1 billion annually, and may be known for just one product or service.

     PRINCIPAL RISK FACTORS: The market price of Micro-Cap Limited shares typically exhibit much greater volatility (risk) than large company shares. In addition, the Portfolio is focused on a smaller number of companies; this will also likely add to Portfolio volatility. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

         Micro-cap companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o    lack depth of management,

o    have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart below shows the Portfolio's performance for the single full calendar year since inception. However, in future years multiple bars will provide an indication of Portfolio risk. The table below the chart shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [GRAPH]

      Return from 1/1/00 through 9/30/00 was ______%.

      Best Quarter: Q4 98, +41.58%          Worst Quarter: Q3 98, -24.00%

                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 06/30/00

FUND/INDEX                              1 YEAR          SINCE INCEPTION (7/1/98)
----------                              ------          ------------------------

Bridgeway Micro-Cap Limited             28.73%                   28.16%

CRSP Cap-Based Portfolio 9 Index*       23.21%                   11.89%

(1) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           MICRO-CAP LIMITED FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                        None
Sales Charge (Load) Imposed on Reinvested Dividends                             None
Redemption Fees                                                                 None
Exchange Fees                                                                   None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                                 1.58%
Distribution (12b-1) Fees(2)                                                    0.00%
Other Expenses                                                                  0.78%
     Total Operating Expenses                                                   2.36%
Fee Waiver(3)                                                                   0.46%
     Net Expenses                                                               1.90%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2000. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       MICRO-CAP LIMITED EXPENSE EXAMPLE

                         1 Year         3 years        5 Years        10 Years
                         ------         -------        -------        --------
Expenses                  $200           $716           $1,260         $2,743

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report. This report is available from Bridgeway upon request.

                          MICRO-CAP LIMITED PORTFOLIO

                                                       Year Ended         Year Ended        6/22/98(a) to
                                                         6/30/00            6/30/99           6/30/98(b)
                                                      ------------       ------------       -------------

PER SHARE DATA
  Net Asset Value, beginning of period                $       6.38       $       5.00       $       5.00
                                                      ------------       ------------       ------------
  Income (Loss) from investment operations
     Net Investment income (loss)                            (0.09)             (0.06)              0.00
     Net realized and unrealized gain                         1.87               1.44               0.00
                                                      ------------       ------------       ------------
       Total from investment operations                       1.78               1.38               0.00
                                                      ------------       ------------       ------------
  Less distributions to shareholders
     Net investment income                                    0.00               0.00               0.00
     Net realized gains                                      (0.30)              0.00               0.00
                                                      ------------       ------------       ------------
       Total distributions                                   (0.30)              0.00               0.00
                                                      ------------       ------------       ------------
  Net asset value, end of period                      $       7.86       $       6.38       $       5.00
                                                      ------------       ------------       ------------

TOTAL RETURN                                                  28.7%              27.6%               0.0%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                 $     24,773       $     13,932       $      9,071
  Ratio to average net assets:
     Expenses after waivers and reimbursments                 1.90%              1.54%              0.00%
     Expenses before waivers and reimbursements               2.36%              1.54%              0.00%
     Net investment income (loss) after waivers               1.25%             (1.20)%             0.00%
       and reimbursments

Portfolio turnover rate                                       73.9%             117.0%              0.00%

(a) June 22, 1998 was initial offering.

(b) June 30, 1998 was commencement of operations.

                       THE ULTRA-LARGE 35 INDEX PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation, but also some income.

     PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index") while minimizing the distribution of capital gains and minimizing costs. The Portfolio invests in the stocks that comprise the Index and aims to match the Index composition and weighting. Similar to other index funds, the actual return of this Portfolio will likely underperform the Bridgeway Ultra-Large 35 Index by an amount similar to the Portfolio expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Portfolio turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Portfolio, and by the potential imposition of a redemption fee in a market downturn.

     The income objective of this Portfolio, which is a secondary objective, is achieved almost exclusively from dividends paid by Portfolio companies. However, not all the Index companies pay dividends.

                                   TRANSLATION

                         What is an Ultra-Large Company?

     Bridgeway denotes "ultra-large" as the largest 150 U.S. companies as defined by market capitalization. At the time of Index rebalancing in early 1999, the Index included all 23 of the largest U.S. companies, except one tobacco company.


                                   TRANSLATION

          What Are the "Active" 35 Ultra-Large Companies in the Index?

America Online*
American Int'l Group
AT&T
Bankamerica
Bell Atlantic
Bristol Myers Squibb
Chevron
Cisco Systems
Citigroup
Coca-Cola
Dell Computer
Dupont
Exxon/Mobil
Federal Nat'l Mortgage
Ford
General Electric
General Motors
Hewlett Packard
Home Depot
Intel
IBM
Johnson & Johnson
Lucent Technologies
McDonalds
Merck
Microsoft
Motorola
Oracle
Pfizer
SBC Communications
Procter & Gamble
Time Warner*
United Postal Services
Wal-Mart
Walt Disney
Worldcom
* Merger expected in late 2000.

     INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this index, after excluding a tobacco company and ensuring reasonable industry diversification. These companies are huge, "blue-chip," well-known names. As of 6/30/00, Index companies ranged from $39 to $477 billion in market capitalization (market size). Companies which are "spun off" from another Index company are typically held in the Index at least 6 months. As of 6/30/00, Agilent Technologies, Inc. and Visteon Corp. represent the only two such Index companies and they make up less than 1% of the Portfolio.

     The Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index company composition is rebalanced every two or three years rather than annually. This keeps Index "turnover" lower than most other market indexes.

     PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to significant stock market related risk (volatility) and could lose money over short or even long periods.

     While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Portfolio may expose shareholders to higher inflation risk (the risk that the Portfolio value will not keep up with inflation) than some other stock market investments.

     The Portfolio is also subject to the risk that ultra-large company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

     While ultra-large stocks have historically been less volatile than other stocks, the Adviser has expressed some concern that recent ultra-large company valuations may represent a special risk for this Portfolio.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who want to invest in large U.S. companies, incur low costs, and minimize their own taxable capital gains income. Due to the low cost nature of the Portfolio, it may also be appropriate for long-term investors in tax deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from the first to the second full calendar year. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [GRAPH]

      Return from 1/1/00 through 9/30/00 was ______%.

      Best Quarter: Q4 98, +25.33%          Worst Quarter: Q3 97, -9.02%

                 AVERAGE ANNUAL TOTAL % RETURNS AS OF 06/30/00

FUND/INDEX                              1 YEAR          SINCE INCEPTION (7/31/97)
----------                              ------          -------------------------

Bridgeway Ultra-Large 35 Index          11.74%                   21.77%

S&P 500 Index(1)                         7.22%                   17.12%


(1) The S&P 500 is an index of large companies, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                       ULTRA-LARGE 35 INDEX FEE TABLE(1)

SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                                        None
Sales Charge (Load) Imposed on Reinvested Dividends                             None
Redemption Fees(2)                                                              0.00%
Exchange Fees                                                                   None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                 0.08%
Distribution (12b-1) Fees(3)                                                    0.00%
Other Expenses                                                                  0.39%
     Total Operating Expenses                                                   0.47%
Fee Waiver and Expense Reimbursement(4)                                        (0.32)%
     Net Expenses                                                               0.15%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This management contract expires June 30, 2001. Any change to this Fund policy would require a vote by shareholders.


     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      ULTRA-LARGE 35 INDEX EXPENSE EXAMPLE

                         1 Year         3 years        5 Years        10 Years
                         ------         -------        -------        --------
Expenses                   $16            $122           $237           $575

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available from Bridgeway upon request.

                         ULTRA-LARGE 35 INDEX PORTFOLIO

                                                       Year Ended         Year Ended        7/31/97(a) to
                                                         6/30/00            6/30/99            6/30/98
                                                      ------------       ------------       -------------

PER SHARE DATA
Net Asset Value, beginning of period                  $       7.91       $       6.10       $       5.00
                                                      ------------       ------------       ------------
  Income (Loss) from investment operations
     Net Investment income (loss)                             0.08               0.07               0.07
     Net realized and unrealized gain                         0.85               1.77               1.03
                                                      ------------       ------------       ------------
       Total from investment operations                       0.93               1.84               1.10
                                                      ------------       ------------       ------------
  Less distributions to shareholders
     Net investment income                                   (0.07)             (0.03)              0.00
     Net realized gains                                      (0.00)              0.00               0.00
                                                      ------------       ------------       ------------
       Total distributions                                   (0.07)             (0.03)              0.00
                                                      ------------       ------------       ------------
  Net asset value, end of period                      $       8.77       $       7.91       $       6.10
                                                      ------------       ------------       ------------

PORTFOLIO TOTAL RETURN                                        11.7%              30.3%              22.0%(b)

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                 $      7,365       $      4,528       $        386
  Ratio to average net assets:
     Expenses after waivers and reimbursments                 0.15%              0.15%              0.15%(b)
     Expenses before waivers and reimbursements               0.47%              0.90%              9.73%(b)
     Net investment income (loss) after waivers               0.98%              1.06%              1.47%(b)
       and reimbursments

Portfolio turnover rate                                       28.3%              16.6%              64.3%(b)

(a) July 31, 1997 was the commencement of operations.

(b) Not annualized for periods less than a year.


     ULTRA-LARGE 35 INDEX REDEMPTION REIMBURSEMENT FEE: The Bridgeway index portfolios are best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Fund itself, not to the Adviser.

     No such redemption reimbursement fees were charged in the Portfolio's most recent fiscal year.

MANAGEMENT OF THE FUND

     The Fund's Board of Directors oversees the Fund management, decides on matters of general policy and reviews the activities of the Fund's Adviser. The Board also makes decisions concerning investment strategies, but will not change a Portfolio's stated size limitations or closing commitments without a vote of shareholders. The Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, acts as the Investment Adviser. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. John Montgomery, President of the Fund and the Adviser has managed the affairs and Portfolios of the Fund since inception. He is responsible for selecting the securities that each Portfolio purchases and sells, although he is assisted by other employees who provide him with research and trading assistance.

     The Adviser is responsible for the investment and reinvestment of the Fund's assets and provides the Fund with:

o    executive and other personnel,

o    office space and other facilities,

o    administrative services, and

o    supervision of the Fund's daily business affairs.

It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies, and restrictions of each of its Portfolios. For the fiscal year ended June 30, 2000, the Adviser received the following investment advisory fees:

           MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2000(1)

                                                     PERFORMANCE-BASED
     PORTFOLIO                      MANAGEMENT FEE       FEE RANGE
     ---------                      --------------   -----------------

Ultra-Small Company                     1.29%                NA
Ultra-Small Index                       0.50%                NA
Micro-Cap Limited                       1.58%           0.20 to 1.60%
Aggressive Growth                       1.47%           0.20 to 1.60%
Ultra-Large 35 Index                    0.08%                NA

(1)  All fees in this table are expressed as a percentage of average net assets.

Micro-Cap Limited and Aggressive Growth have performance-based fees which vary from 0.20% to 1.6% of net assets, depending on performance relative to a market index over the last five years (or since inception if the Portfolio is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: from $0 to $27.5 million in net assets, the fee is 0.90%. From 27.5 million to $55 million, the fee is $495,000 subject to a maximum 1.49%. Above $55 million, the fee is 0.90%.

                                   Translation

             Who is the Founder and Portfolio Manager at Bridgeway?

     John Montgomery is the founder of Bridgeway Capital Management, Inc. and investment manager for Bridgeway Fund. He holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments in 1985. Over the next six years, this investment style proved more successful than even John had expected. He left the transportation industry at the end of 1991 to perform full time research on his investment models, to study the mutual fund industry, and to write a business plan for Bridgeway.

     Bridgeway Capital Management was incorporated in 1993 and Bridgeway Fund in 1994. The advisory firm has a very lean cost structure, relying heavily on computers and a small, but very talented and dedicated team of employees. These factors have enabled the firm to offer products unique to the mutual fund industry. Bridgeway Ultra-Small Company and Ultra-Small Index Portfolios are committed to investing long-term in public companies smaller than any other mutual fund. As of September 30, 2000, Bridgeway Ultra-Large 35 Index Portfolio had the lowest expense ratio of any retail mutual fund in America as reported by Morningstar.

     Bridgeway has an unusual corporate culture with a high energy, fun, but modest atmosphere. Stressing process and results over titles and status, no Bridgeway employee, including John, can make more than 7 times the total compensation of the lowest paid employee. The firm ascribes to four business values: integrity, investment performance, cost efficiency, and service.

CODE OF ETHICS

     Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. Neither the Fund nor the Adviser:

o    takes part in directed brokerage arrangements,

o    pays soft dollar commissions,

o    has a brokerage relationship with any affiliated organization, or

o    will invest in tobacco companies.

The Fund portfolio manager is encouraged to invest in shares of the Fund and is not allowed to invest in shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

     Copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/ethics.htm. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to write or call the Fund.

                                   TRANSLATION

                 What's the Big Deal About the "Code of Ethics"?

     At Bridgeway, we take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between the Fund and its Adviser. We try to ensure that the interests of the Adviser reflect those of Fund shareholders.

NET ASSET VALUE OR NAV

     The net asset value per share of each Portfolio is the value of the Portfolio's investments plus other assets, less its liabilities divided by the number of Portfolio shares outstanding. The value of the Portfolio's securities is determined by the market value of these securities.

     Because the Fund charges no sales fee, the price you pay for shares is the Portfolio's net asset value (NAV). The Fund is open for business every day the New York Stock Exchange (NYSE) is open. Every buy or sell order you place in the proper form will go through at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Portfolio at the end of regular trading on the NYSE on business days, usually 4:00 p.m. eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the plan is to use prices based on the 4:00 p.m. Eastern Time close. Mutual fund marketplaces and members of the National Securities Clearing Corporation (NSCC) may have an earlier cut-off time for pricing your transaction.

     Because foreign markets may be open on days when US. markets are closed, the value of foreign securities owned by a Portfolio could change on days when you cannot buy or sell Fund shares. The NAV of each Portfolio, however, will not change until the next time it is calculated.

DISTRIBUTION OF FUND SHARES

     The Adviser pays for all Fund distribution costs, including the distribution fees listed in the fee tables of this prospectus. The Adviser may pay up to 0.25% of the average daily net assets attributable to broker/dealers, registered representatives, retirement plan consultants, or fund marketplaces that help distribute the Fund. Any such distribution arrangement must be approved by a majority of independent Fund directors. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency costs will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of a comparable industry benchmark. On October 15, 1996 shareholders approved a 12b-1 Plan whereby the Fund acts as its own distributor, and the Adviser pays all distribution expenses. Shareholders pay no 12b-1 fee. The Board has reapproved the Plan each year.

HOW TO PURCHASE AND REDEEM SHARES

     NEW SHAREHOLDERS

     New shareholders of the Fund may purchase shares through the mutual fund marketplaces and through any member of the National Securities Clearing Corporation (NSCC).

     Two of these mutual fund marketplaces, E*Trade Securities and Web Street Securities, offer shares of Bridgeway Fund on a "no-transaction fee basis" after establishing an account by sending a completed application and a minimum initial investment of $2,000. After receiving account verification, investors may place trades over the Internet or by voice response system for no charge. If you need assistance in setting up a marketplace account or have questions about how to purchase Bridgeway Fund shares in this manner, please call the Fund at 800-661-3550.

     Other fund marketplaces and brokers who are NSCC members offer Bridgeway Fund shares at transaction fees ranging from $18 to $200. These fees vary and do change. Some of the fee-paid marketplaces include: Ameritrade (800-669-3900), TD Waterhouse (800-934-4443), Charles Schwab & Co (800-225-8570), Vanguard (800-992-8327), Dreyfus (800-416-7113) and Fidelity (800-544-3902). Additional
information on fee-paid marketplaces is available on our web site, www.bridgewayfund.com or by calling the Fund at 800-661-3550.

     The minimum initial investment in any Fund Portfolio is $2,000. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

     Shareholders of the Fund who purchase shares through marketplaces or members of NSCC should contact those organizations for redemption instructions.

     DIRECT SHAREHOLDERS PRIOR TO JUNE 5, 1998

     Shareholders who bought Fund shares directly from Bridgeway before June 5, 1998, may continue to make direct investments in any actively managed Portfolio. Investments are subject to the initial minimum purchase of $2,000 per Portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500.

     Shareholders who purchased shares directly from Bridgeway before June 5, 1998 may redeem shares by the method selected on the original application: either telephone redemption or by a request in writing. Telephone redemptions placed to the Fund at 800-661-3550 prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will receive that day's closing price. Redemptions placed by written instructions may be mailed or delivered to 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448. Redemption requests by fax or e-mail will not be accepted. The redemption request must specify the number of shares or dollars to be redeemed and be signed by a registered owner with the signature medallion guaranteed by a member of a national securities exchange or a commercial bank. A medallion signature guarantee is not the same as a notarization, and an acknowledgement by a notary public is not an acceptable substitute. The request will not be accepted unless it contains all required documents in proper form, as described above. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

     Redemption proceeds will be sent by check, to the address of record only. Payment for shares redeemed will usually be mailed the day after such shares are priced. In unusual circumstances this period may be up to 5 business days.

     FREQUENT TRADING OF FUND SHARES

     The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among Portfolios.

     REDEMPTION OF VERY SMALL ACCOUNTS

     In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption. The Fund will give shareholders of very small accounts 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

     REDEMPTION OF VERY LARGE ACCOUNTS

     While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway (at least a week in advance) before you redeem a large dollar amount. We must consider the interests of all fund shareholders and reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

TAX-SHELTERED RETIREMENT PLANS

     Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Fund will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

     HOW DISTRIBUTIONS ARE TAXED

     The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the portfolios.

     Except for retirement accounts such as IRA, Keogh, and other tax advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

     Income dividends and short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

     HOW TRANSACTIONS ARE TAXED

     When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Portfolios, usually have tax consequences. This will not be the case in tax-advantaged retirement accounts.

     TAXES WITHHELD

     By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

INVESTMENT TECHNIQUES

     The following table facilitates a comparison of investment techniques which may be used by each portfolio.


                                                    Ultra-     Ultra-    Micro-    Ultra-
                                   Aggressive       Small      Small      Cap      Large
                                     Growth        Company     Index    Limited   35 Index

Borrowing (leveraging)                 Yes           No         No        No         **
Hedging                                Yes           No         No        No         No
Options (stock index)                  Yes           No         No        No         No
Futures (stock index)                  Yes           *          *         *          No
Options (other)                        Yes           No         No        No         No
Futures (other)                        Yes           No         No        No         No
Short-sales                            Yes           No         No        No         No
Warrants                               Yes           No         No        No         No
Foreign companies/ADRs                 Yes          Yes         No       Yes         No
Closed-end investment companies        Yes           No         No        No         No
Lending securities                     Yes           No        Yes       Yes        Yes
New issues/Unseasoned companies        Yes          Yes        Yes       Yes         No
High turnover                          Yes          Yes         No       Yes         No
Short-term trading                     Yes          Yes         No       Yes         No

* The Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of portfolio net assets will be at risk in this limited use of stock index futures. **The Ultra-Large 35 Index Portfolio will only borrow on a temporary basis for the purpose of selling short "against the box."

TAX EFFICIENCY

     The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

     An important aspect of fund ownership in a taxable account is the tax efficiency of the portfolio. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Portfolio through June 30, 2000. It assumes that a shareholder was invested in the Portfolio for the full period since inception and had paid taxes at the current maximum rates of 39.6% for income, 39.6% for short-term capital gains, and 20% for long-term capital gains (those of more than one year). 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have gone up in value but have not been sold. It also ignores the taxes an individual would pay if they sold their Bridgeway shares. The second column is the rank of this tax efficiency among domestic equity funds. A rank of 1 means the tax efficiency ranked in the top one percent of these funds.

                          BRIDGEWAY FUND TAX EFFICIENCY

                                    % Tax Efficiency               5-year
Portfolio                           Since Inception          Percentile Rank(1)
---------                           ----------------         ------------------
Ultra-Small Company                      90.4%                      43
Ultra-Small Index                         100%                      NA
Micro-Cap Limited                        96.3%                      NA
Aggressive Growth                        95.3%                      31
Ultra-Large 35 Index                     99.0%                      NA

(1) Morningstar is the source for data for this table.

     Bridgeway pays attention to taxes in all its portfolios. However, the active management style of Ultra-Small Company, Aggressive Growth, and Micro-Cap Limited make these portfolios less tax-efficient than our index portfolios. Our index portfolios are extremely tax efficient, even among index funds.

     Neither the Ultra-Large 35 Index Portfolio nor the Ultra-Small Index Portfolio has distributed capital gains in the three years since inception; we expect none in the fourth year. However, The Ultra-Large 35 Index Portfolio does distribute taxable dividend income. When Micro-Cap Limited Portfolio closes to new investors, we would expect it to become less tax efficient than it has been historically.

     FOR MORE INFORMATION

     Bridgeway's STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Fund and its adviser, Bridgeway Capital Management. It's "the fine print," and is incorporated here by reference.

     SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period. They provide details of our performance versus performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about Bridgeway's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the portfolio did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal year are incorporated here by reference, making them legally part of the prospectus.

     Other documents, for example the CODE OF ETHICS, are also available.

     TO CONTACT BRIDGEWAY FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

o    Consult our website: www.bridgewayfund.com

o    E-mail us at: david@bridgewayfund.com

o    Write to us at: Bridgeway Fund, Inc
                     5615 Kirby Drive, Suite 518
                     Houston, TX 77005-2448

o    Call us at: 800-661-3550x5, or in Houston at 713-661-3500x5.

     INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

     You can review and copy information about our Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website www.sec.gov/cgi-bin/srch-edgar?bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington DC 20549-6009.

     Bridgeway Fund's Investment Company Act file number is 811-08200.


BRIDGEWAY FUND, INC.                           INDEPENDENT ACCOUNTANTS
5615 Kirby Drive, Suite 518                    PricewaterhouseCoopers LLP
Houston, TX. 77005-2448                        1100 Louisiana Street, Suite 4100
713 661-3500                                   Houston, TX. 77002
800 661-3550

                                    PART B

                              BRIDGEWAY FUND, INC.

                      Statement of Additional Information

                             Dated October 31, 2000


This Statement of Additional Information (SAI) is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 2000, which incorporates this document by reference. All five Bridgeway Fund portfolios are represented in the prospectus and the
SAI: the Ultra-Small Company Portfolio, Ultra-Small Index Portfolio, Micro-Cap Limited Portfolio, Aggressive Growth Portfolio, and the Ultra-Large 35 Index Portfolio. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550 or in Houston 713-661-3500 or from our web site at www.bridgewayfund.com. Bridgeway Fund, Inc. is a Maryland corporation, incorporated on October 19, 1993. Bridgeway Capital Management, Inc. is a Texas corporation, incorporated on July 12, 1993.



                               TABLE OF CONTENTS


                                                            Cross-reference
                                                             to page in the
                                                               Prospectus
                                            Page
Investment Objectives and Policies            2           3, 8, 13, 17, 22, 27
Risk Factors                                  3           4, 9, 14, 18, 23, 28
Investment Restrictions                       5           4, 9, 14, 18, 23, 28
U.S. Government Securities                    7                    -
Foreign Securities                            7                    35
New Issues and Closed End Funds               7                    -
Management                                    7                    32
The Management Agreement                      8                    -
Security Selection Process                   13           3, 8, 13, 17, 22, 27
Disclaimer-CRSP                              13                    -
Portfolio Transactions and Brokerage         13                    -
Net Asset Value                              14                    34
Redemption in Kind                           14                    37
Taxation                                     15                    38
Dividends and Distributions                  15                    37
Performance Information                      15          5, 10, 14, 19, 24, 29
Allocation of Trades to Clients              17                    NA
General Information                          17                  2, 40
Financial Statements                         18                    -

INVESTMENT OBJECTIVES AND POLICIES

The Fund was organized as a series fund with two initial portfolios or series:
Bridgeway Ultra-Small Company Portfolio and Bridgeway Aggressive Growth Portfolio. The Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997, and the Micro-Cap Limited Portfolio was added on June 5, 1998. Bridgeway Capital Management, Inc. is the Investment Adviser (hereinafter referred to by name or as the "Manager", or the "Adviser") for the five Portfolios. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Aggressive Growth Portfolios focus primarily on capital appreciation. There can be no assurance that the Portfolios will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by the Adviser in Bridgeway's actively managed (non-"index") portfolios, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis. The Social Responsibility Portfolio, previously a series of Bridgeway Fund, was merged into the Calvert Large Cap Growth Fund on October 31, 2000. Bridgeway Capital Management is the subadviser of the Fund.

The Adviser may engage in "tax management" of each Bridgeway portfolio, when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Portfolio turnover. The Adviser uses the full breadth of its tax management tools only in the two index portfolios. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Portfolio and for more details.

The Portfolios' investment policies are described in the Fund's prospectus. Additional disclosure appears below.

The Aggressive Growth Portfolio may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, this Portfolio will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of the Aggressive Growth Portfolio's net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net assets. Subject to these two limiting constraints and applicable laws, this Portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.

The Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed the amount of portfolio cash. In no case will the use of futures in this way exceed 35% of Portfolio total assets.

The Ultra-Small Company Portfolio will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited Portfolio will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only periodically invest in ultra-small companies, since the Ultra-Small Company Portfolio has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys.

The Index Portfolios seek to track their respective indexes with a degree of accuracy resulting in a correlation coefficient between the Portfolio and the underlying index of at least 0.95 for the Ultra-Large Index Portfolio and 0.90 for the Ultra-Small Index Portfolio. When this standard is not met, the Adviser will apprise the Board of Directors of proposed actions and timeframes to bring the Portfolio back into line with the standard.

RISK FACTORS

A discussion of risk for each of the Fund portfolios appears in the prospectus. Because the Ultra-Small Company, Ultra-Small Index, and Micro-Cap Limited Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based 9 and 10 Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2000 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds, or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors normally think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks) which an investor needs in a one year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company, Ultra-Small Index Portfolio, or Micro-Cap Limited Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period, however. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.

                                    Table A
      Short-term Risk Characteristics of Various Asset Classes (1926-2000)

                                                          Govt.       Corp.         Large       Small    Ultra-Small
                                          T-Bills         Bonds       Bonds        Stocks      Stocks         Stocks
Avg. Annual Return                           3.7%          5.0%        5.8%         11.2%       11.7%          13.4%
Std. Deviation                               3.2%          9.2%        8.5%         20.3%       33.8%          46.2%
Beta                                           NA            NA          NA           1.0         1.4            1.7
Worst one-year decline                         NA         -9.6%       -8.1%        -43.3%      -58.0%         -45.2%
Worst calendar year (1940 to 2000)             NA         -9.2%       -8.1%        -26.5%      -30.9%         -27.8%
% of 1-year declines                           0%           28%         23%           29%         30%            30%
% of 3-year declines                           0%           15%         13%           13%         21%            18%
% of 5-year declines                           0%            9%          5%           11%         14%            14%

Long-term Risk

While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.


                                    Table B
            Long-term Risk Characteristics of Various Asset Classes
                      ADJUSTED FOR INFLATION (1926-1996)

                                                          Govt.          Corp.         Large          Small    Ultra-Small
                                          T-Bills         Bonds          Bonds        Stocks         Stocks         Stocks
Worst 16-year period                       -43.9%        -49.4%         -46.3%        -14.6%          -4.5%         +10.0%
% 16-year declines                          28.0%         46.0%          35.0%          1.0%           1.0%           0.0%

There are special factors to consider relating to investing in the Aggressive Growth Portfolio. The Aggressive Growth Portfolio may 1) borrow money from banks up to 50% of the net assets, and 2) purchase and sell futures and options on stock indexes, interest rate and currency instruments, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Portfolio's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for the purpose of making short-sales "against the box" (short-sales of securities owned). This would happen only in the event a redemption would otherwise cause a distribution of capital gains. The Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.

The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" that have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Growth Portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both.

Shareholders of the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities. Although the Adviser believes that the investment techniques it employs to manage risk in the Aggressive Growth Portfolio will further the Portfolio's investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indexes or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth Portfolio to increase or decrease portfolio exposure to stock market risk as indicated by statistical models. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Growth Portfolio may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non hedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Aggressive Growth Portfolio is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Index, Micro-Cap Limited, and Aggressive Growth Portfolios. The Adviser manages this risk

       o   in the Micro-Cap Limited by its low closing commitment,
       o   in Aggressive Growth by limiting exposure to any one security,
       o in Ultra-Small Index by strongly discouraging investment by market timers and other investors who would sell in a market downturn, and
       o   in all Portfolios by maintaining some very liquid stocks.

Portfolio Turnover Rate Considerations

In the Aggressive Growth Portfolio, portfolio turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal 2000, this Portfolio's turnover rate was 157%.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's portfolios may not:

           1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

           2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

           3. Issue senior securities, except that the Aggressive Growth Portfolio may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

           4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

           5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.

           6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

           7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may lend their portfolio securities to others on a fully collateralized basis.

           8. Make investments for the purpose of exercising control or management.

           9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

           10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

           11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

           12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

           13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

           14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). However, the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not purchase any warrants.

           15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

           16. Invest in oil, gas or mineral related programs, partnerships or leases.

           17. Invest in securities which would cause the Ultra-Small Index Portfolio and Ultra-Large 35 Index Portfolio to violate the Board approved policy to weight the Portfolio's sector composition within one and one-half percentage points (of total) of the sector composition of their respective indexes.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers" those, which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issuers" which have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are

                                  Position with the
                                  Fund                   Principal Occupation
John N. R. Montgomery*            President and          President of the Fund since 11/93 and the
                                  Director               Adviser since 7/93.

Karen S. Gerstner                 Director               Attorney and partner, Davis Ridout Jones
                                                         and Gerstner since 2/99. Prior to that she
                                                         was an attorney and partner, Dinkins
                                                         Kelly Lenox Gerstner & Lamb, LLP Houston,
                                                         Texas.

Miles Douglas Harper, III         Director               CPA with Gainer, Donnelly, and Desroches
                                                         since 1/99. Prior to that he was Vice
                                                         President, Wood, Harper, PC, a CPA
                                                         firm in Houston, Texas, since 2/1991.

Glen Feagins                      Treasurer              Full time employee of Bridgeway Capital
                                                         Management since 1995.

Joanna Schima                     Secretary              Employee of Bridgeway Capital Management
                                                         since 1993.

*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448. The Fund pays fees of $750 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 2000, the directors received the following compensation:

                                                          Pension or
                                    Aggregate        Retirement Benefits      Estimated Annual      Total Compensation
                                Compensation from          Accrued             Benefits Upon          from the Fund
Name of Director                      Fund                                       Retirement
Karen Gerstner                       $4,500                  N/A                    N/A                  $4,500(1)
Miles Douglas Harper, III            $4,500                  N/A                    N/A                  $4,500(1)
John N.R. Montgomery                   $ 0                   N/A                    N/A                    $ 0

(1) The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company and Aggressive Growth Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement") dated May 26, 1994; a second Investment Management Agreement dated May 26, 1997 addresses the management of the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio; a third Investment Management Agreement dated June 3, 1998 addresses the management of the Micro-Cap Limited Portfolio. On May 18, 2000, the three Agreements were extended for another year by the Board of Directors. On August 18, 1999 the Agreements were amended to incorporate the following expense limitation provisions that had previously been an undertaking of the Adviser.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:
            Ultra-Small Company                      2.00%
            Aggressive Growth                        2.00%
            Ultra-Small Index                        0.75%
            Ultra-Large 35 Index                     0.15%
            Micro-Cap Limited                        1.90%

The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by Mr. John N. R. Montgomery and his family. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he is assisted by other employees who provide him with research and trading assistance. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. Mr. Montgomery was a research engineer/project manager at the Massachusetts Institute of Technology, served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in July 1993.

Under all of the Agreements, the Adviser provides a continuous investment program for the Portfolios of the Fund by placing orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, clerical staff, office space, equipment and services.

As compensation for advisory services rendered to the Ultra-Small Index and Ultra-Large 35 Index Portfolios, and the charges and expenses assumed and to be paid by the Adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

           .5% of the value of the Ultra-Small Index Portfolio's average daily net assets and .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets.

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Ultra-Small Company and Micro-Cap Limited Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

           .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
           .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that a Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion that such period bears to a full month.

The Aggressive Growth, and Micro-Cap Limited Portfolios base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.

The performance adjustment rate shall vary with the Fund's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Growth Portfolio is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio is the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67% (Aggressive Growth and 2.87% (Micro-Cap Limited) of the difference between the performance of the

Portfolios and that of the Index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark Index performance is less than or equal to 2%.

The performance period shall consist of the most recent five-year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The performance of the benchmark index will be the 5-year percentage increase (or decrease) in the S & P 500 Index /CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. For example, an increased fee could result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index.

As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Since the Micro-Cap Limited Portfolio does not have a five-year operating history, the performance rate adjustment will be calculated as follows during the initial five-year period:

From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

For the last three fiscal years ending June 30 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:

                                                                                     Waived
                                       Advisory Fee            Expense              Advisory          Waived
   Portfolio By Fiscal Year            Per Contract         Reimbursement             Fees         Accounting Fee
   Ultra-Small Company
      6/30/00                            $495,000                 $0                   $0                $0
      6/30/99                            $495,000                 $0                 $86,675             $0
      6/30/98                            $495,000                 $0                   $0                $0
   Ultra-Small Index
      6/30/00                             $10,629               $4,814               $10,629          $10,006
      6/30/99                             $ 6,753               $8,015               $ 6,753          $ 7,861
      6/30/98                             $ 5,382               $1,926               $ 5,382          $ 3,386
   Aggressive Growth
      6/30/00                            $308,915                 $0                 $2,632              $0
      6/30/99                            $ 14,577                 $0                   $0                $0
      6/30/98                            $ 39,058                 $0                   $0                $0

   Ultra-Large 35 Index
      6/30/00                             $4,675                $4,023               $4,675            $9,838
      6/30/99                             $1,754                $6,444               $1,754            $8,160
      6/30/98                              $106                 $9,077                $106             $3,442
   Micro-Cap Limited
      6/30/00                            $283,892                 $0                 $83,409             $0
      6/30/99                            $ 99,314                 $0                   $0                $0
      6/30/98                               n/a                  n/a                   n/a              n/a

The Net Advisory Fees were paid at the end of each month after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Growth and Ultra-Small Company, 0.75% for Ultra-Small Index, 1.9% for Micro-Cap Limited and 0.15% for Ultra-Large Index.

In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders,
(8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense,
(11) insurance expense, and (12) association membership dues.

The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

The Agreements were first approved by the Board of Directors on January 17, 1994, March 19,1997, and Feb. 27, 1998, and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The continuation of the current contracts was approved on May 18, 2000 for another year, and they will continue in effect through June 30, 2001. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.

The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 30 of the prospectus, the Adviser has a unique mission statement that sets it apart from others in the industry:

           OUR MISSION is to:

                     o oppose and alleviate the effects of genocide and
                       oppression,
                     o support Christian service,
                     o nurture educational causes, and
                     o improve the quality of urban life.

           OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

                     o uphold the highest standards of INTEGRITY.
                     o maintain a long term risk-adjusted investment
                       PERFORMANCE RECORD in the top 5% of investment advisers,*
                     o provide extraordinary SERVICE QUALITY,
                     o achieve a superior (efficient) COST structure, and

           OUR GREATEST RESOURCE is people. Recognizing this, we strive to:

                     o create a positive, fun, and challenging atmosphere,
                     o provide fair compensation commensurate with performance,
                     o give regular, peer feedback,
                     o spend resources lavishly on hiring and training, and
                     o value the family.

*The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each quarterly report to shareholders.

The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.

Compensation Disclosure

Bridgeway annually discloses the compensation of its portfolio manager, John Montgomery. The following amounts are taken from Bridgeway Capital Management's unaudited financial records and John's W-2:

                        Total             Capital         Total Net
      Year          Compensation        Contributions     Cash Flows
   1993                                  (211,000)        (211,000)
   1994                                  (217,000)        (217,000)
   1995                  70,284           (10,000)           60,284
   1996                  29,833           (12,000)           17,833
   1997                 158,041                             158,041
   1998                  93,096                              93,096
   1999                 222,771                             222,771

Total compensation for 1999 in the table above includes SEP IRA contributions of $2,868, shareholder distributions of $32,107 and is net of a final loan repayment of $36,625. John's compensation is affected by the Fund Portfolio's performance in two ways. First, Aggressive Growth Portfolio and Micro-Cap Limited Portfolio have performance based fees which range from 0.2% to 1.6% of net assets, depending on trailing five-year performance relative to a market benchmark. This dramatically affects the total revenues to and profits of Bridgeway Capital Management, of which John is majority shareholder. The second and more direct way that John's compensation is tied to Fund performance is through his salary. Salaries for all full-time Bridgeway employees, including John, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Portfolio performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 10%), investment performance (weighted 50%), efficiency (weighted 10%), service (weighted 20%), and asset growth (weighted 10%). The investment performance of the Portfolios thus comprises half of the evaluation score that determines his salary.

SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Index Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Security Prices
(CRSP), the organization which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in the portfolios of the Fund, the Adviser shall select broker-dealers ("brokers") that, in its judgment, will provide "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; and (2) were for services which provide lawful and appropriate assistance to its decision-making process; and
(3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The vast majority of Fund brokerage services are placed on the basis of best price and execution. Rarely, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by the Fund. In this case, the Fund may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that the Fund normally pays. The services discussed above may be in written form or through direct contact with individuals. In its last three fiscal years ending June 30, the Fund's Portfolios paid brokerage commissions as follows:


                                     Brokerage Commissions Paid

       Portfolio                6/30/00         6/30/99         6/30/98

  Ultra-Small Company           $44,817         $56,559         $86,896
  Ultra-Small Index              $2,053          $1,426          $4,078
  Micro-Cap Limited             $18,875         $14,008             n/a
  Aggressive Growth             $26,383          $9,779          $9,779
  Ultra-Large 35 Index             $966            $652             $86
                                $93,094         $82,424        $100,839

It is the Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions of any kind. The Adviser will inform the Fund's Board of Directors of any changes to this policy.

 NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gains) and net capital gains that are distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return
Average annual total return quotations, used in the Fund's printed materials, for the 1, 5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                                  n
                          P(1 + T) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2 [ (a-b + 1)6 - 1]
                                      cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information
The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Mutual Funds Magazine, or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

ALLOCATION OF TRADES TO CLIENTS

The Adviser seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. The Adviser's clients include the five portfolios of Bridgeway Fund, Calvert Large Cap Growth Fund and private clients whose assets recently totaled about $25 million. Unlike Bridgeway Fund, not all clients have access to all brokers, since this would generally cost the client 0.25% annually in custodian fees. To avoid this expense for non-Fund clients, and to provide for an allocation of trades which is fast, fair, and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading at Instinet (or other trading network), it may execute trades at this network for all clients who have an account with Bridgeway's custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower (zero) custodian cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The Advisor will document this rotation in a separate file which includes the trade date, security, and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients.

4. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will get priority overriding procedure number 3. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

Procedure 1 will frequently, but not always override procedure 3.

GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

PricewaterhouseCoopers L.L.P. serves as the independent auditors of the Fund. Compass Bank acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this Statement of Additional Information.

The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 2000.

                                                                         Percentage Ownership
                                                      -------------------------------------------------------------
                                                       Aggres-    Social    Ultra-   Ultra-    Ultra-     Micro-
                                                        sive     Respon-    Small    Small    Large 35     Cap
Name                     Address                       Growth    sibility   Comp.    Index     Index     Limited
Donaldson, Lufkin  &     P. O. Box 2052                 5.9%      10.5%               8.1%     11.3%      33.1%
Jenrette                 Jersey City, NJ  07303
Securities Corp.

E*Trade Securities       Four Embarcadero Pl., 2400     12.7%     13.5%              23.6%     15.1%      14.6%
                         Geng Rd
                         Palo Alto, CA  94303

Key Trust Co.            P O Box 94871                                                5.2%
                         Cleveland, OH  44101

National Financial       One World Fin'l Center         24.8%     32.8%     10.1%    19.0%     40.9%      12.5%
Services Corp.           New York, NY  10281

National Investors       55 Water Street 32nd Floor     10.8%     10.4%              38.0%     30.2%      11.9%
Services Inc.            New York, NY
                         10041-3299                     _____     _____      _____    _____    _____      _____
Total                                                   54.2%     67.2%     10.1%    93.9%     97.5%      72.1%

All officers/directors                                  0.4%       0.9%      0.4%     0.0%      0.2%       0.0%

Subsequent to year end, the Social Responsibility Portfolio was merged with the Calvert Large Cap Growth Fund. See the related subsequent event footnote for additional information.

FINANCIAL STATEMENTS

The Fund's 2000 Annual Report to Shareholders was mailed to shareholders on August 29, 2000; it will be sent to any other interested party upon written request to the Fund. It is incorporated here by reference. It can also be located at the Fund's email address www.bridgewayfund.com.

                             FINANCIAL STATEMENTS

     [BRIDGEWAY LOGO]


     August 14, 2000

     Dear Fellow Aggressive Growth Shareholder,

     Awesome. Our portfolio was up significantly, 7.5%, in the June quarter, one in which the S&P 500 was down 2.7%, and the NASDAQ Composite was down 13.2%. Over the last year our Portfolio returned 113%, more than doubling in a twelve-month period. For the last five-year period, Bridgeway Aggressive Growth Portfolio is #1 of 78 aggressive growth funds, according to data from Morningstar.

     FOR OUR NEW BRIDGEWAY SHAREHOLDERS, A WORD ABOUT READING OUR REPORTS. MY GOAL IS TO LET YOU KNOW IN THE FIRST SENTENCE OR TWO HOW WE DID AND WHETHER I'M HAPPY ABOUT OUR PERFORMANCE. IF YOU READ ONLY ONE SENTENCE OF MY LETTER AND THROW IT IN THE TRASH (OR RECYCLE IT), I WANT YOU TO KNOW QUALITATIVELY HOW WE DID. IF YOU WANT TO READ ONLY THE OTHER HIGHLIGHTS OF MY LETTER, YOU CAN SKIM FOR THE PARAGRAPHS BEGINNING "TRANSLATION." OF COURSE, I'LL PROVIDE MORE DETAILS FOR THOSE WHO ENJOY THEM.

     Performance Summary

     TRANSLATION: We beat each of our performance benchmarks by a wide margin in the last quarter, one-year, five-year, and inception-to-date periods. However, market-beating performance doesn't happen every quarter or even every year.

     The table below presents our June quarter, one year, five year, and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on August 5, 1994.


                                                   June Qtr.      1 Year        5 Year     Life-to-Date
                                                    4/1/00        7/1/99      7/1/95 to     8/5/94 to
                                                  to 6/30/00    to 6/30/00    6/30/00(3)    6/30/00(3)
                                                  ----------    ----------    ----------   ------------
       Aggressive Growth Portfolio                    7.5%         113.1%        42.0%        38.7%
       S&P 500 Index (large companies)(1)            (2.7)%          7.2%        23.8%        23.9%
       Russell 2000 (small companies)(1)             (3.8)%         14.3%        14.3%        15.2%
       Lipper Capital Appreciation Funds(2)          (9.7)%         19.2%        20.6%        21.0%

         (1) The S&P 500 and the Russell 2000 are unmanaged indexes of large and small companies, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper Analytical Services, Inc. (3) Five year and life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.



         [AGGRESSIVE GROWTH CHART SHOWING GROWTH OF $10,000 INVESTED
             IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 TO 6/30/00]

     Quite a String of Quarters

     Our Portfolio performance exceeded the S&P 500 Index by at least 10% in each of the last four quarters. I've seen some previous excellent annual performance, but even in my years of personal investing before starting Bridgeway Fund, I don't remember this kind of quarterly consistency. We have now beaten the performance of the S&P 500 in seven of the last seven quarters and in 19 of the 24 quarters since inception.

     Detailed Explanation of Quarterly Performance or Sidestepping the Technology Carnage (Sort of)


     TRANSLATION: We sold and trimmed some stocks that had appreciated greatly in 1999 and invested in some less volatile stocks. It served to cushion the fall in the technology correction of March through May. Still, it was a pretty "bumpy ride."

     As detailed in my last quarterly report, both our models and our diversification rules pushed us to reduce Portfolio exposure to technology and communications stocks. This was especially true with some large NASDAQ stocks that performed so well in 1999. Qualcomm, a stock that had grown to 20% of net assets through appreciation in the December quarter, was the prime example. We used the proceeds and new Portfolio inflows (money from new shareholders) to add 1) large, beaten up (value) companies, 2) banks,
     3) smaller retail, and especially 4) oil and gas stocks. Selectively, we also added some new technology holdings. If you include communications as a part of technology, which some data services do, our technology exposure dropped from a high of over 60% of our Portfolio in the December quarter, to 37% on June 30. The overall market (as measured by the Wilshire 5000 Index) is about 40% technology. In Aggressive Growth, we increased the energy industry the most, from 0% of our Portfolio in December, to 16% on June 30, 2000.

     How did we do with this significant "repositioning?" Our large company value holdings and banks didn't work particularly well in this time period. Almost everything else worked outstandingly. Probably our best model addition was to add significantly to small retail stocks, which had been mercilessly beaten down in January and February by concern over slowing consumer spending. We added very significantly to Chico's FAS in February at an average price below $10, amazingly close to the low for the year. The recent price was $27.

     Is This a Top Down or a Bottom Up Fund?

     With the dramatic change in sector exposure described above, you may think that I am picking stocks on the basis of "top down" analysis of what sector I think is over- or under-priced. This conclusion would not be correct. With the exception of internal policies and federal securities laws regarding diversification, I am only picking one potentially good stock at a time. This is known as "bottom up" stock picking. In our case, it can result in significant over- or under-representation in a sector at any point in time, and can also lead to some dramatic shifts, as seen this year.

     This is NOT an Anti-Gravity Fund--or "Statistics Can Lie"

     TRANSLATION: Don't expect our Portfolio to go up in a down market. Ordinarily, it won't. (Unless, perhaps, you have a long enough time horizon.)

     I'm particularly pleased when we can beat our stock market benchmarks with a positive return in a down market. We just beat the S&P 500 by ten percentage points in one quarter in a down market, and I'm feeling pretty good. Let's look at the historical record.

     There have been four quarters since inception (almost 6 years ago) when the S&P 500 had a negative return. In three of these quarters, Aggressive Growth had a positive return. One might conclude that this is an anti-gravity fund, or one that tends to go up when the market goes down. This would be inaccurate. Let's take a closer look. Here are the four quarters:

     December 1994. The S&P 500 was down a miniscule 0.01%. While technically a down market, it was really a flat market. We beat the S&P 500 by 3.4% this market. Good, but no big deal.

     September 1998. The S&P 500 was down 9.9%. The Russell 2000 Index of small stocks was down 20.2%, the worst small stock decline since 1973-74. Now we're talking about a real stock market correction; call it a "twenty-year small-cap storm." Aggressive Growth was down 23.3% in this quarter. We had strong exposure to small stocks, and it wasn't pretty. I remember. I was a shareholder.

     September 1999. The S&P 500 was down 6.4%. Aggressive Growth was up 3.8%. I'm proud of this quarter. It was the result of 1) slashing our exposure to large company Internet stocks before they cratered, 2) investing in some cheaper technology stocks that fared much better, and 3) allowing some outstanding communications holdings to "run," letting Qualcomm appreciate to 20% of net assets before trimming.

     June 2000. You already know the story in this quarter.

     These statistics are fine and good, but they don't give the whole picture. First, there were also three quarters when the S&P 500 appreciated but our Portfolio declined. The worst was December 1997; the S&P 500 was up 2.9%, but small stocks were down and our Portfolio was down a whopping 10.6%. Ouch. Second, the quarterly data "covers over" some shorter periods when we experienced some rather daunting declines. Even in this excellent January through June of 2000 (up 21%), we fell from up 31% on March 9 all the way to a negative 6.1% calendar year-to-date return on April 14. If you were unlucky enough to invest on March 9, it has taken until July 20 to get almost back to where you started. That's why I added "Sort of" to the title two sections above.

     What I would conclude from all of this is that 1) our Portfolio will usually fall farther than the market in a down market over short periods, such as a day or a week or a month. However, 2) in a longer time horizon, we have usually "recovered" from a downturn faster than the market. (Of course, I can't guarantee that this will always happen.) Finally, 3) our Portfolio doesn't correlate well with the S&P 500 Index of large companies. Sometimes when the market zigs, our Portfolio zags, but it is not predictable. For this reason, the Portfolio may be a good diversifier of other equity holdings.

     Recent Press Coverage

     Bridgeway's Aggressive Growth Portfolio was in the elite group of funds with three-digit returns for the year 1999. It was cited as Mutual Fund Magazine's Undiscovered Fund in the April, 2000 issue, was the top performer of the group in Morningstar's "Forgotten Funds 2000," and is highlighted in Kiplinger's August issue cover story, "Great Funds from Out of Nowhere." The common themes of these articles are our excellent performance and the fact that not too many people know about us. This is not surprising, since we do essentially no marketing, due to our low-cost strategy and focus on performance.

     Detailed Explanation of Fiscal Year Performance--or What is Technology?

     TRANSLATION: Any way you measure it, technology "carried the day" in our Fiscal Year ending in June 2000.

     Nineteen of our stocks appreciated more than 50% during the course of the twelve-month period ending June 30. Let's look at the stocks that contributed the most to our Fiscal Year return:


          Rank   Description                         Industry                            % Gain
          ----   -----------                         --------                            ------
           1     JDS Uniphase Corp.                  Telecommunications Equipment        464.4%
           2     Siebel Systems Inc.                 Software                            393.3%
           3     PMC - Sierra Inc.                   Semiconductors                      269.4%
           4     Newport Corp.                       Electronics                         225.2%
           5     Qualcomm Inc.                       Telecommunications Equipment        205.3%




            6    Santa Cruz Operation Inc.           Software                            141.2%
            7    PE-Celera Genomics                  Biotechnology                       136.7%
            8    Idec Pharmaceuticals Corp.          Biotechnology                       117.6%
            9    Tollgrade Communications Inc.       Telecommunications Equipment        113.6%
           10    SDL Inc.                            Telecommunications Equipment        108.2%
           11    Advanced Micro Devices              Semiconductors                      107.7%
           12    Integrated Device Technology Inc.   Electronics                         101.0%
           13    Network Appliance Inc.              Computers                            94.0%
           14    Ardent Software Inc.                Software                             80.6%
           15    Ben & Jerry's Homemade              Food                                 54.5%
           16    Adobe Systems Inc.                  Software                             54.3%
           17    SCP Pool Corp.                      Distribution/Wholesale               53.9%
           18    Titan Corp.                         Aerospace/Defense                    53.3%
           19    Pilgrim Capital Corp.               Diversified Financial Services       52.6%

     Technology accounted for most of the return of the 40 domestic equity funds that at least doubled over the last year. As a matter of fact, only one of these funds held less technology than Bridgeway Aggressive Growth, based on our June 30 holdings and fund data from Morningstar. The average was 62% of holdings in technology. Ours was 36.6%.

     A fair question is "What is technology?" In the narrower definition, nine of the nineteen stocks above were in the technology sector. If you include telecommunications (which Morningstar does), then thirteen of the stocks listed above are technology. As a matter of fact, twelve of our top fourteen performing stocks were technology stocks under this definition. Two were biotechnology stocks, which one might also easily include, although most data services consider these to be either healthcare or consumer non-cyclical. Ben & Jerry's, #15 on our list, is the first truly non-tech stock on the list above. It made the list on the strength of a takeover bid.

     While we occasionally have very high exposure to technology, as we did for much of the last fiscal year, Aggressive Growth is not a tech fund; I try hard to manage risk through reasonable diversification.

     Detailed Explanation of Fiscal Year Performance--What Didn't Go Well

     TRANSLATION: Not everything went up in the last fiscal year.

     Of course, not everything went up over the last twelve months. The magnitude of some of these declines hints at the importance of diversification. Three stocks declined by at least 50%:


          Rank   Description                         Industry                            % Loss
          ----   -----------                         --------                            ------
           1     Web Street Inc.                     Diversified Financial Services       (77.3)%
           2     VISX Inc.                           Health Care                          (60.1)%
           3     Hauppauge Digital Inc.              Computers                            (51.0)%

     We discussed Hauppauge in our last quarterly letter. VISX designs systems for laser vision correction. The company lost a patent suit during the year and experienced significant new competition. Profit margins, profits, projections of future cash flows, and stock price all plummeted as a result. These facts also highlight the additional risk inherent in a single product firm.

     Web Street Inc. is an Internet discount brokerage firm. It is the only company for which we've ever been offered shares at the offering price ($10). The shares did climb as high as $19 on the first day of trading, only to plummet along with small-cap Internet stocks this last spring. This was a "non-model pick" that looked too good to pass up. Hmmm. Maybe your portfolio manager has learned a lesson. Fortunately, my wild foray outside my area of expertise was very small. It represented only 0.2% of net assets at the time of purchase.

      Top Ten Holdings

     Our top ten holdings represented 43% of Portfolio net assets on June 30, down from a high of 56% in September 1999. This figure is one measure of "concentration" or portfolio diversification. By comparison, the average domestic equity fund holds 34% of net assets in the top ten names. Here are our top ten:

                                                                                            Percent of
             Rank   Description                         Industry                            Net Assets
             ----   -----------                         --------                            ----------
               1    Newport Corp.                       Electronics                             7.4%
               2    Timberland Company                  Apparel                                 7.2%
               3    Barra Inc.                          Software                                4.7%
               4    Advanced Micro Devices              Semiconductors                          4.6%
               5    SDL Inc.                            Telecommunications Equipment            3.7%
               6    Salton Inc                          Home Furnishings                        3.3%
               7    Siebel Systems Inc.                 Software                                3.2%
               8    PE-Celera Genomics                  Biotechnology                           3.1%
               9    JDS Uniphase Corp.                  Telecommunications Equipment            3.1%
              10    Patina Oil & Gas Corp.              Oil & Gas Producers                     2.9%
                                                                                               ----
                                                                                               43.2%

     Disclaimer

     The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2000; security positions can and do change thereafter.

     I Hate High Expenses--or What fund marketplace customers shouldn't ignore

     TRANSLATION: "No-transaction fee" funds can actually be more expensive in the long haul.

     I recently read an interesting but misleading advertisement by a mutual fund marketplace. A fund marketplace is a brokerage firm that sells mutual funds from various fund families through a single source. Most Bridgeway shareholders have purchased Bridgeway portfolios through fund marketplaces, and we appreciate very much the important service the marketplaces provide Bridgeway and its shareholders. Your Fund's adviser (Bridgeway Capital Management) has a strong, symbiotic relationship with the marketplaces. They provide us with an outlet to distribute our funds, and we provide them with some unique products for their customers.

     I take issue with the advertisement that quotes a fund marketplace customer: "I'm not concerned about paying loads and transaction fees: marketplace X doesn't charge them." Here's the implied truth: If you don't pay a load or a transaction fee, you save money. While there is an element of truth here, in aggregate it is false and misleading. Let's look at the economics at marketplace X:

     First of all, the advertisement confuses the issue by mixing the cost of loads with the cost of transaction fees. So let's take them separately. When a financial planner or broker does the research to recommend a particular financial plan and specific mutual funds, it is a reasonable service for which I think he or she is due some compensation. Loads provide one way to compensate these financial professionals. Hourly fees and fees based on a percentage of assets are other types of compensation. If you need this kind of financial help, it is a legitimate service you may want to pay for. If you make all your own investment decisions, however, then you probably don't want to pay a load. So, for the customer in the quote above, I take no issue with half of the statement. If she doesn't need the help of a financial planner or broker, she can buy a fund that doesn't charge them.

     Now for the second half. "I'm not concerned about paying . . . transaction fees." Actually, there are costs to running a fund marketplace, and someone is going to pay them. Ultimately, as you might guess, it falls back on the customer. In a "transaction fee" marketplace, the customer pays a fee upon purchase and one upon sale; the money is up front and "on the table." It's pretty easy to see and pretty easy to measure. But what about the customer who pays no transaction fee. Is it free?

     Not really. Typically, the mutual fund company (the adviser, not the fund itself) pays a fee of about 0.25%-0.35% of assets annually to the marketplace. BUT, I would argue that the shareholder ends up paying ultimately. There are two ways this can happen. One is through a "12b-1 fee," or distribution fee, which is disclosed in the fee table of the prospectus. The other is through the management fee paid by the fund (shareholders) to the mutual fund family. I read an article last year that quantified the difference in expense ratio of no-transaction fee and transaction fee funds. The difference was about 0.3%. Hmmm. That seems mighty close to what the mutual fund company pays the fund marketplace.

     Thus, the no-transaction fee shareholder pays no up front fee, but pays a higher cost year after year after year. The transaction fee shareholder pays one fee at purchase and one at redemption. How does this compare on an apples to apples basis? Which is cheaper?

     Here are the economics for an average $10,000 investment which grows 14% annually over ten years, based on a $25 transaction fee and the 0.3% higher annual expense of no-transaction fee funds.


                                             No-Transaction Fee Fund             Transaction Fee Fund

     Transaction Fee upon purchase                   $    0                             $  25
     Transaction Fee upon sale                       $    0                             $  25
     Ten years of higher expenses                    $  661                             $   0
                                                     ------                             -----
     Total expenses                                  $  661                             $  50


     This doesn't appear to be a close contest if you make a purchase and hold it long term. If you make one additional purchase annually, the contest is closer: $661 versus $275.

     You could fine-tune this analysis for different size investments, different holding periods, and different transaction fees charged at different marketplaces. You could also adjust for the time value of money (not included above). In aggregate however, I think this analysis demonstrates the point that most long-term shareholders come out ahead by paying the transaction fee rather than paying higher operating expenses year after year. This is why Bridgeway has refused to take part in the full-service, more expensive, no-transaction fee marketplaces. We don't think it's in most shareholders' interest. It camouflages the true cost. And all shareholders bear the cost for the ones who use it the most. Interestingly, our assets and the management company's fees would be significantly higher if we did take part in the no transaction marketplaces, but we're trying to look out for our shareholders' interests first.

     At Bridgeway, we charge no loads. Shareholders pay no 12b-1 fee. We don't offer our funds on a no-transaction fee basis at the full service, more expensive marketplaces.

     The Worst Thing That Happened in Fiscal Year 2000

     TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the tracking error of our Ultra-Small Index Portfolio; it was too high. (Tracking error is the difference between the performance of an index fund and the index it seeks to replicate.)

     Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too. I think we've done an excellent job of not repeating the "negatives" that we highlight.

     Fiscal Year 2000 was an outstanding one for the Aggressive Growth Portfolio. About the worst thing that happened this year was the "What Didn't Go Well" list of stocks that declined more than 50% (page 4). For the Bridgeway Fund family as a whole, the worst thing was a tracking error in one of our index portfolios, Ultra-Small Index. While we actually beat our index for the fiscal year overall, our average quarterly tracking error was too high. We are working hard to reduce it.

     Toasters, Part 2

     Last quarter I highlighted some unusual marketing gimmicks some funds are using to attract new shareholders. It's not exactly toasters, but you can get frequent flier miles at one fund family. Here is the latest gimmick:
     Purchase enough goods and services on a particular web site, and you can earn points which you then can convert into shares of a mutual fund. What will they think of next? We'll just stick to the basics, like portfolio performance.

     Bridgeway Fund Update

     TRANSLATION: Bridgeway's three original funds have an outstanding five-year track record. I am aware of no other fund family with products spanning the "style box" from large companies to small and "growth" to "value," all of whose funds are beating the relevant market benchmark on a cumulative basis.

     Of our original three funds with a five-year track record, all three are beating their primary market benchmark on a cumulative basis. Here is our five-year track record as of June 30: Aggressive Growth is beating the S&P 500 by an average of 18% annually and is the #1 aggressive growth fund. Ultra-Small Company is beating the CRSP 10 Index of ultra-small companies by an average of 10% annually and is the #2 small-cap value fund. Social Responsibility (our least volatile fund) is beating the S&P 500 by an average of 4.7% annually and is in the top 1% of growth and income funds. I am very proud of this record. We're not the only fund company with historical market-beating performance, but we are one of a small number. I'm also not resting on my laurels as I think about the next five years. Someone once said, "The past should be a springboard, not a hammock."

     Another interesting fact from the data above is that it flies in the face of standard wisdom that says a portfolio manager should concentrate on one corner of the "style box." These three funds span the style box from small-cap value (Ultra-Small Company) to large-cap growth (Social Responsibility). One "roams the style box" (Aggressive Growth), investing at times in all four corners.

     For disclosure purposes, here is the performance of these portfolios, by SEC required formula:

                                                                                 Since
                 Portfolio                            1 year       5 years      Inception
                 ---------                            ------       -------      ---------
                 Aggressive Growth                     113.1%       42.0%         38.7%
                 Social Responsibility                  37.6%       28.3%         27.2%
                 Ultra-Small Company                    44.8%       23.0%         21.2%


     Conclusion

     As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

     Sincerely,

     /s/ JOHN MONTGOMERY
     John Montgomery

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                                             Shares            Value
    --------  -------                                             ------            -----

Common Stock - 97.1%
    Apparel - 7.2%
              Timberland Co.                                      45,800     $  3,243,213

    Auto Manufacturing - 2.5%
              Ford Motor Co.                                      26,000        1,118,000

    Auto Parts & Equipment - 0.1%
              Visteon Corp. *                                      3,403           41,266

    Banking - 2.3%
              Bank of America Corp.                               15,800          687,300
              Chase Manhattan Corp.                                7,950          366,197
                                                                             ------------
                                                                                1,053,497
    Biotechnology - 3.1%
              PE-Celera Genomics *                                14,800        1,382,297

    Commercial Services - 2.3%
              Actrade International, Ltd. *                       37,000          758,500
              Professional Detailing, Inc. *                       7,500          255,469
                                                                             ------------
                                                                                1,013,969
    Computers - 2.4%
              Network Appliance, Inc. *                           13,500        1,086,750

    Distribution/Wholesale - 0.4%
              SCP Pool Corp. *                                     7,500          176,250

    Diversified Financial Services - 0.0%
              Web Street, Inc. *                                   3,000            7,500

    Electronics - 7.4%
              Newport Corp.                                       30,900        3,317,888

    Entertainment - 0.1%
              Zomax Inc. * #                                       4,600           60,375

    Forest Products & Paper - 0.8%
              International Paper Co.                             11,700          348,806

    Health Care - 2.6%
              Candela Corp. *                                     25,500          232,688
              Laboratory America
                Holding Corp. *                                   12,000          925,500
                                                                             ------------
                                                                                1,158,188
    Home Builders - 1.7%
              Standard-Pacific Corp.                              76,100          761,000

    Home Furnishings - 3.2%
              Salton Inc * #                                      38,850        1,432,594

    Machinery-Diversified - 0.9%
              Kulicke & Soffa Industries, Inc. *                   6,500          385,938

    Oil & Gas Producers - 14.0%
              Belco Oil & Gas Corp. *                             29,800          253,300
              Chevron Corp.                                       12,600        1,070,213
              Cross Timbers Oil Co.                               40,000          885,000
              Meridian Resource Corp. *                          149,700          851,419
              Patina Oil & Gas Corp.                              63,800        1,323,850
              Prima Energy Corp. *                                 4,700          251,450
              Triton Energy, Ltd. *                                9,500          373,469
              Vintage Petroleum, Inc. *                           57,300        1,292,831
                                                                             ------------
                                                                                6,301,532

    Oil & Gas Services - 1.5%
              Lone Star Technologies Inc. *                       14,300          661,375

    Retail - 10.5%
              1-800 Contacts, Inc. *                               6,600          310,200
              Braun's Fashions Corp. *                            15,000          550,313
              CDW Computer Centers Inc. *                         18,600        1,162,500
              Chico's FAS, Inc. *                                 47,900          958,000
              Childrens Place Retail
                Stores, Inc. (The)*                               30,300          621,150
              Group 1 Automotive Inc. *                           17,600          211,200
              Haverty Furniture Cos., Inc.                         9,000           76,500
              IdeaMall, Inc. *                                     7,725           37,177
              Spiegel, Inc.                                       92,900          789,650
                                                                             ------------
                                                                                4,716,690
    Semiconductors - 8.5%
              Advanced Micro Devices Inc. *                       26,800        2,069,253
              Mattson Technology, Inc. *                          19,500          633,750
              PMC - Sierra, Inc. *                                 3,245          576,596
              Triquint Semiconductor, Inc. *                       5,700          545,419
                                                                             ------------
                                                                                3,825,018
    Software - 13.2%
              Ansys Inc. *                                        37,100          422,013
              BEA Systems, Inc. *                                 11,670          576,936
              Barra, Inc. *                                       42,900        2,126,231
              Informix Corp. *                                       600            4,463
              Siebel Systems, Inc. *                               8,900        1,455,706
              Unify Corp. * #                                     52,310          447,904
              i2 Technologies, Inc. *                              8,600          896,550
                                                                             ------------
                                                                                5,929,803
    Telecommunication Equipment - 9.9%
              ADC Telecommunications, Inc. *                      14,300        1,199,413
              JDS Uniphase Corp. *                                11,500        1,378,563
              SDL, Inc. *                                          5,800        1,654,088
              Tollgrade Communications, Inc. *                     1,500          198,750
                                                                             ------------
                                                                                4,430,814
    Toys/Games/Hobbies - 0.8%
              Jakks Pacific, Inc. *                               25,800          380,550

    Transportation - 1.7%
              Arkansas Best Corp. *                               77,800          773,138
              Kirby Corp. *                                           10              213
                                                                             ------------
                                                                                  773,351

                                                                             ============


    Total Common Stock (Identified Cost $35,152,974)                         $ 43,606,664

Options - 0.1%
    Salton Inc - 0.1%
              August, 2000 Calls at $30 *                             14           11,900
              August, 2000 Calls at $40 *                             65           17,469
              July, 2000 Calls @ $35 *                                55           19,250
                                                                             ------------
                                                                                   48,619
    Unify Corp. - 0.0%
              July, 2000 Calls @ $10 *                                25            1,250
              July, 2000 Calls @ $12.50 *                             25              625
                                                                             ------------
                                                                                    1,875
    Zomax Inc - 0.0%
              January, 2001 Calls @ $17.50 *                          13            3,331

                                                                             ============

    Total Options (Identified Cost $59,565)                                  $     53,825

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                                                  Shares             Value
    --------  -------                                                  ------             -----


Preferred Stock - 0.1%
    Home Furnishings - 0.1%
              O'Sullivan Industries Holdings, Inc. -
                12% Senior Preferred                                   77,000      $     38,500

                                                                                   ------------

    Total Preferred Stock (Identified Cost $69,843)                                $     38,500

Short-term Investments - 6.7%
    Money Market Funds - 6.7%
              Expedition Money Market Fund                          1,015,108         1,015,108
              Federated Money Market Prime
                Obligations Fund                                      985,252           985,252
              SEI Daily Income Trust Prime
                Obligations Fund                                      985,252           985,252
                                                                                   ------------
                                                                                      2,985,612

                                                                                   ------------

    Total Short-term Investments (Identified Cost
              $2,985,612)                                                          $  2,985,612

                                                                                   ------------

Total Investments - 104.0%                                                         $ 46,684,601

Other Assets and Liabilities, net - (4.0)%                                           (1,783,079)

                                                                                   ------------

Total Net Assets - 100.0%                                                          $ 44,901,522
                                                                                   ============


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to June 30, 2000.

# The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $38,267,994. Gross unrealized appreciation and depreciation were $9,773,222 and $1,356,615, respectively, or net unrealized appreciation of $8,416,607.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 2000


ASSETS:
         Investments at value (cost - $38,267,994)                                            $46,684,601
         Cash                                                                                     620,827
         Receivable for shares sold                                                               175,345
         Receivable for interest                                                                    8,732
         Receivable for dividend                                                                      709
         Prepaid expenses                                                                           8,930
                                                                                              -----------
               Total assets                                                                    47,499,144
                                                                                              -----------


LIABILITIES:
         Payable for shares redeemed                                                              172,090
         Payable for investments purchased                                                      2,347,879
         Payable for management fee                                                                50,965
         Accrued expenses                                                                          26,688
                                                                                              -----------
               Total liabilities                                                                2,597,622
                                                                                              -----------
         NET ASSETS (916,599 SHARES OUTSTANDING)                                              $44,901,522
                                                                                              ===========
         Net asset value, offering and redemption price per share ($44,901,522 / 916,599)     $     48.99
                                                                                              ===========

NET ASSETS REPRESENT:
         Paid-in capital                                                                      $29,948,564
         Undistributed net realized gain                                                        6,536,351
         Net unrealized appreciation of investments                                             8,416,607
                                                                                              -----------
         NET ASSETS                                                                           $44,901,522
                                                                                              ===========


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                            STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000


INVESTMENT INCOME:
         Dividends                                   $     59,689
         Interest                                          39,940
                                                     ------------
               Total income                                99,629

EXPENSES:
         Management fees                                  308,915
         Accounting fees                                   75,808
         Audit fees                                        14,414
         Custody                                            7,692
         Insurance                                          1,013
         Legal                                              4,834
         Registration fees                                  9,331
         Directors' fees                                    1,726
         Miscellaneous                                        288
                                                     ------------
               Total expenses                             424,021
         Less fees waived                                  (2,632)
                                                     ------------
               Net expenses                               421,389
                                                     ------------

NET INVESTMENT LOSS                                      (321,760)
                                                     ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments               7,996,529
         Net realized loss on options                    (105,447)
         Net change in unrealized appreciation          5,788,502
                                                     ------------
         Net realized and unrealized gain              13,679,584
                                                     ------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS     $ 13,357,824
                                                     ============

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                         Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                      June 30, 2000      June 30, 1999
OPERATIONS:
       Net investment loss                               $   (321,760)     $    (47,554)
       Net realized gain on investments                     7,996,529           839,698
       Net realized loss on options                          (105,447)          (61,855)
       Net change in unrealized appreciation                5,788,502         1,914,535
                                                         ------------      ------------
           Net increase resulting from operations          13,357,824         2,644,824
                                                         ------------      ------------
       Distributions to shareholders:
           From net investment income                               0                 0
           From realized gains on investments              (1,763,406)         (196,285)
                                                         ------------      ------------
             Total distributions to shareholders           (1,763,406)         (196,285)
FUND SHARE TRANSACTIONS:
       Proceeds from sale of shares                        25,842,081         6,114,447
       Reinvestment of dividends                            1,758,598           195,660
       Cost of shares redeemed                             (3,803,198)       (6,100,843)
                                                         ------------      ------------
           Net increase from Fund share transactions       23,797,481           209,264
                                                         ------------      ------------
           Net increase in net assets                      35,391,899         2,657,803
NET ASSETS:
       Beginning of period                                  9,509,623         6,851,820
                                                         ------------      ------------
       End of period                                     $ 44,901,522      $  9,509,623
                                                         ============      ============

Number of Fund shares:
       Sold                                                   593,667           313,043
       Issued on dividends reinvested                          54,061            13,635
       Redeemed                                               (96,549)         (298,404)
                                                         ------------      ------------
           Net increase                                       551,179            28,274
       Outstanding at beginning of period                     365,420           337,146
                                                         ------------      ------------
       Outstanding at end of period                           916,599           365,420
                                                         ============      ============


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)


                                                                        Year ended June 30,
                                                      --------------------------------------------------------
                                                            2000                1999                 1998
PER SHARE DATA
           Net asset value,
                 beginning of period                  $        26.02       $        20.32       $        18.79
                                                      --------------       --------------       --------------
           Income (loss) from
                 investment operations:
                       Net investment loss                     (0.60)               (0.13)               (0.30)
                       Net realized and
                             unrealized gain                   27.86                 6.43                 3.46
                                                      --------------       --------------       --------------
           Total from investment operations                    27.26                 6.30                 3.16
                                                      --------------       --------------       --------------

           Less distributions to shareholders:
                Net investment income                           0.00                 0.00                 0.00
                Net realized gains                             (4.29)               (0.60)               (1.63)
                                                      --------------       --------------       --------------
           Total distributions                                 (4.29)               (0.60)               (1.63)
                                                      --------------       --------------       --------------

           Net asset value, end of period             $        48.99       $        26.02       $        20.32
                                                      ==============       ==============       ==============

TOTAL RETURN                                                   113.1%                33.4%                18.1%

RATIOS & SUPPLEMENTAL DATA
           Net assets, end of period                  $   44,901,522       $    9,509,623       $    6,851,820
           Ratios to average net assets:
                Expenses after waivers
                   and reimbursements                           2.00%                1.04%                2.00%
                Expenses before waivers
                   and reimbursements                           2.01%                1.04%                2.00%
                Net investment loss after waivers
                   and reimbursements                           1.52%               (0.65%)              (1.50%)

           Portfolio turnover rate                             156.9%               211.1%               132.3%




                                                               Year ended June 30,
                                                      -----------------------------------
                                                           1997                 1996
PER SHARE DATA
           Net asset value,
                 beginning of period                  $        16.66       $        11.71
                                                      --------------       --------------
           Income (loss) from
                 investment operations:
                       Net investment loss                     (0.24)               (0.18)
                       Net realized and
                             unrealized gain                    3.43                 5.22
                                                      --------------       --------------
           Total from investment operations                     3.19                 5.04
                                                      --------------       --------------

           Less distributions to shareholders:
                Net investment income                           0.00                 0.00
                Net realized gains                             (1.06)               (0.09)
                                                      --------------       --------------
           Total distributions                                 (1.06)               (0.09)
                                                      --------------       --------------

           Net asset value, end of period             $        18.79       $        16.66
                                                      ==============       ==============

TOTAL RETURN                                                    19.9%                43.3%

RATIOS & SUPPLEMENTAL DATA
           Net assets, end of period                  $    3,420,490       $    1,502,485
           Ratios to average net assets:
                Expenses after waivers
                   and reimbursements                           2.00%                1.97%
                Expenses before waivers
                   and reimbursements                           2.77%                5.73%
                Net investment loss after waivers
                   and reimbursements                          (1.40%)              (1.26%)

           Portfolio turnover rate                             138.9%               167.7%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options purchased by the Aggressive Growth Portfolio follows:


                                                Call Options                   Put Options
                                           ------------------------      ------------------------

                                             Number       Cost             Number       Cost
                                           ---------  -------------      ----------  ------------
       Outstanding June 30, 1999                 12      $   9,927               5     $  16,029
       Split                                     50              0               0             0
       Purchased                              1,769        518,374             518       378,199

       Expired                                 (435)      (111,688)           (230)     (143,529)
       Exercised                               (480)      (113,618)              0             0
       Closed                                  (719)      (243,430)           (293)     (250,699)
                                              -----      ---------          ------     ---------
       Outstanding June 30, 2000                197      $  59,565               0     $       0
                                              =====      =========          ======     =========

       Market value June 30, 2000                        $  53,825                     $       0
                                                         =========                     =========

4.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


4.     Management Contract, continued:

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Aggressive Growth Portfolio for any operating expenses above 2.0%. To achieve this expense level the Adviser has waived $2,632 of the management fees for the year ended June 30, 2000.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $53,752,455 and $32,811,822, respectively, for the year ended June 30, 2000.

8.     Federal Income Taxes:

       During the year ended June 30, 2000, the Fund paid a short-term capital gain distribution of $2.321 and a long-term capital gain distribution of $1.964 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

9.     Subsequent Event:

       On August 15, 2000 the Fund's Board of Directors approved a Plan of Reorganization seeking shareholder approval to merge the Social Responsibility Portfolio into a new fund, Calvert Large Cap Growth Fund. The Board has tentatively set an October 20, 2000 shareholder meeting date for Social Responsibility Portfolio shareholders of record on September 20, 2000 to vote on this proposal.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.


                                        /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 16, 2000

[BRIDGEWAY LOGO]


August 14, 2000

Dear Ultra-Small Company Shareholder,

Following the lead of very small companies, our Portfolio declined 7.9% in the June quarter, slightly better than our market benchmark of ultra-small companies. However, for the fiscal year that ended June 30, we trounced each of our market and peer benchmarks, including the Russell 2000 Index by the biggest fiscal year margin since inception. I am quite pleased.

Among micro-cap funds, we ranked 23rd of 64 over the last year and 3rd of 28 over the last five years. Our strong value orientation (concentrating in companies that are cheap relative to certain financial measures of worth) hurt our efforts over this period. Among small-cap value funds, we ranked #3 of 215 over the last year. For the five year period, we ranked 5th of 77 (or 2nd of 59 if you exclude share classes).

Performance Summary

TRANSLATION: Following two quarters of superior small-cap performance (finally), the June quarter downturn saw ultra-small companies fall more than their large company counterparts. Our portfolio did, too. Nevertheless, we beat all our benchmarks by wide margins in the full fiscal year.

The table below presents SEC standardized performance for the last quarter, year, five years, and since inception. The graph presents our quarterly performance since inception compared to the average of other small-cap mutual funds, the Russell 2000 small-cap index, and the CRSP index of ultra-small companies.

                                                 June Qtr.     1 Year       5 Year       Life-to-Date
                                                  4/1/00       7/1/99      7/1/95 to       8/5/94 to
                                                to 6/30/00   to 6/30/00   6/30/00(4)       6/30/00(4)
                                                ----------   ----------   ----------     -------------
        Ultra-Small Company Portfolio              (7.9)%       44.8%        23.0%          21.2%
        Lipper Small-Cap Stock Funds(1)            (6.0)%       35.3%        17.1%          18.5%
        Russell 2000 (small companies)(2)          (3.8)%       14.3%        14.3%          15.2%
        CRSP Cap-Based Portfolio 10 Index(3)       (8.5)%       24.2%        13.8%          14.9%

(1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2) The Russell 2000 Index is a widely tracked, unmanaged index of small companies (with dividends reinvested). (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,794 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. (4) Periods longer than one year are annualized. Past performance does not guarantee future returns.


        [ULTRA-SMALL COMPANY CHART SHOWING GROWTH OF $10,000 INVESTED
             IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 TO 6/30/00]

Turning the Corner with Ultra-Small Stocks?

TRANSLATION: Statistically, small stock dominance persists. That is, small stocks tend to outperform large stocks in the current year if they did the year before. This conclusion is based on seven decades of historical data. Ultra-small companies outperformed ultra-large ones for the first time in six years in 1999. A bit overdue, I think, and it bodes well for next year and for our Portfolio. No guarantees, however.

The six-year record of ultra-large stock versus ultra-small stock performance based on data from the Center for Research in Security Prices:


   [BAR CHART SHOWING ULTRA-LARGE STOCK VS. ULTRA-SMALL STOCK PERFORMANCE]

Waiting to Turn the Corner with Value Stocks

TRANSLATION: Our models have a preference for value stocks (companies that are cheap relative to certain financial measures of worth) as we apply them to ultra-small stocks. This hurt our performance over the last year, since growth stocks (companies that have faster growing sales and earnings) dominated the investing scene. I'm still waiting for the perfect market environment for this portfolio.

What didn't go well over the last year was our bias toward value stocks. Growth stocks continued to outperform their value stock counterparts. To give an idea how dramatic this was, small-cap growth stock funds outperformed small-cap value funds by 37.5% over the last year. This is a huge margin. Fortunately, we held some good performing value stocks long enough to catch a little of the growth stock "wave." Nevertheless, I'm afraid that after six years, we still haven't seen what this portfolio can do in the historically prevailing "small-cap value" stock environment. But I'm being patient . . .

Detailed Explanation of Fiscal Year Performance

TRANSLATION: Our excellent fiscal year performance was broad based. 41 of our stocks gained at least 50%.

Technology dominated most "best performing stock" lists over the last year. Our Portfolio has not been overweighted toward technology stocks, however. As a matter of fact, on June 30, technology represented only 22% of the Portfolio. This is below normal and significantly below the 40% figure represented in the overall market, but in line with our CRSP Index of very small companies. Our own excellent performance certainly included technology, but was more broadly based. Let's look at the full list of stocks that gained at least 50% during our fiscal year. It's a pretty list:

            Rank    Description                             Industry                            % Gain
            ----    -----------                             --------                            ------
              1     Prosoft Training.com                    Commercial Services                 572.5%
              2     Clayton Williams Energy Inc.            Oil & Gas Producers                 437.9%
              3     United Shipping & Technology Inc.       Computers                           384.8%
              4     Braun's Fashions Corp.                  Retail                              284.4%
              5     TTI Team Telecom International Ltd.     Telecommunications                  260.0%
              6     Hall Kinion & Associates Inc.           Commercial Services                 253.2%
              7     Santa Cruz Operation Inc.               Software                            183.9%
              8     Gentner Communications Corp.            Telecommunications Equipment        173.2%
              9     Bell Microproducts Inc.                 Distribution/Wholesale              167.3%
             10     Group 1 Software Inc                    Software                            165.4%
             11     Green Mountain Coffee Inc.              Food                                154.8%
             12     ActionPoint Inc                         Software                            142.9%
             13     Saratoga Beverage Group Inc.            Beverages                           140.0%
             14     Interpore International                 Biotechnology                       134.8%
             15     Comtech Telecommunications              Telecommunications Equipment        133.0%
             16     NUR Macroprinters Ltd.                  Computers                           132.0%
             17     Forward Air Corporation                 Transportation                      113.3%
             18     Intest Corp.                            Semiconductors                      112.5%
             19     Quest Education Corporation             Commercial Services                 100.9%
             20     KCS Energy Inc.                         Oil & Gas Producers                 100.0%
             21     FTI Consulting Inc.                     Commercial Services                 100.0%
             22     Cade Industries Inc.                    Aerospace/Defense                    94.7%
             23     North American Scientific               Healthcare/Products                  93.1%
             24     Percon Inc.                             Electronics                          86.0%
             25     Remington Oil & Gas Corp.               Oil & Gas Producers                  84.5%
             26     Advanced Marketing Services             Distribution/Wholesale               84.4%
             27     HOT Topic Inc.                          Retail                               83.4%
             28     Aaon Inc.                               Building Materials                   82.3%
             29     GRC International Inc.                  Engineering & Construction           76.5%
             30     Drexler Technology Corp.                Computers                            71.8%
             31     Adams Resources & Energy Inc.           Oil & Gas Producers                  69.8%
             32     Catherines Stores Corp.                 Retail                               69.7%
             33     Lifemark Corporation                    Healthcare/Services                  65.5%
             34     Measurement Specialties Inc.            Electronics                          65.0%
             35     Solomon-Page Group Ltd.                 Commercial Services                  63.4%
             36     Manchester Equipment Co. Inc.           Computers                            62.5%
             37     Turner Corp.                            Engineering & Construction           60.3%
             38     Option Care Inc.                        Healthcare/Services                  56.9%
             39     Verity Inc.                             Software                             52.7%
             40     OYO Geospace Corp.                      Electronics                          52.4%
             41     Mapinfo Corp.                           Software                             52.0%

I'm sure it won't shock anybody that a dot com is at the top of the list. The next four stocks are spread across energy, technology, retail, and telecommunications.

Detailed Explanation of Fiscal Year Performance--What Didn't Go Well

TRANSLATION: Of course, not everything went up in the fiscal year. Our worst performing stocks were also broad-based. 18 stocks declined at least 50%:

            Rank   Description                               Industry                          % Decline
            ----   -----------                               --------                          ---------
              1    Advocat Inc.                              Healthcare-Services                (98.4)%
              2    Transcoastal Marine Services              Commercial Services                (96.2)%
              3    Dental/Medical Diagnostic Systems Inc.    Pharmaceuticals                    (82.1)%
              4    PC Service Source Inc.                    Distribution/Wholesale             (79.3)%
              5    PTI Holding Inc.                          Leisure Time                       (78.7)%
              6    Zindart Limited                           Miscellaneous Manufacturing        (64.4)%
              7    Alta Gold Co.                             Mining                             (60.0)%
              8    Rankin Automotive Group Inc.              Retail                             (59.2)%
              9    Candie's Inc.                             Apparel                            (59.2)%
             10    McLaren Performance Technologies Inc.     Auto Parts & Equipment             (57.7)%
             11    CD&L Inc.                                 Transportation                     (57.1)%
             12    PSC Inc.                                  Electronics                        (56.6)%
             13    D & K Healthcare Resources Inc.           Pharmaceuticals                    (56.3)%
             14    Home Products International Inc.          Household Products/Wares           (54.4)%
             15    Tandy Brands Accessories Inc.             Apparel                            (54.0)%
             16    Catalyst International Inc.               Software                           (54.0)%
             17    Interdent Inc.                            Commercial Services                (51.3)%
             18    Steven Madden Ltd.                        Apparel                            (50.9)%

Stop Losses?

Several shareholders have asked why we don't set "stop losses" to avoid some of the very substantial losses, such as those on the list above. A stop loss is a market sell order which is activated if a stock trades at or below a particular price. There are five reasons I don't use stop losses. 1) If the fundamentals haven't changed, it's better to buy when a stock goes way down, not sell. I've made lots of money on stocks this way. 2) Some of our stocks are so volatile that they can change 20 or 30% in a day or week without any real news. The chances of getting "whipsawed," selling at the bottom only to have a stock recover, are much greater with ultra-small stocks. 3) We would have missed some of the great stock runs on our best performing list if we had set stop losses.
4) If you sell a large block of an ultra-small stock in a hugely dropping market, you are going to pay a heck of a premium, or "spread" (the difference between the bid and the ask), to get out. You'll pay heavily in performance if this happens often. 5) I've modeled a system of stop losses, and it doesn't work in this Portfolio with our models. It's not even close.

What this does mean is that we will own some stocks in which we lose nearly our entire position. That's OK with me as long as we have some top performers to more than make up the difference.

Historical Fiscal Year Performance

TRANSLATION: We beat the CRSP index of ultra-small companies by the second widest margin since inception in the most recent fiscal year.

                             [PLOT POINTS TO COME]

Top Ten Holdings

Our ten largest Portfolio positions on June 30, 2000 reflect the diversity of our Portfolio. Both Braun's and TTI Team grew to more than 5% of the Portfolio through very high appreciation. Braun's, a stock we first bought in 1997, has appreciated 284% this year alone.

                                                                                            Percent of
           Rank    Description                             Industry                         Net Assets
           ----    -----------                             --------                         ----------
             1     Braun's Fashions Corp.                  Retail                              8.0%
             2     TTI Team Telecom International Ltd.     Telecommunications                  5.2%
             3     SCP Pool Corp.                          Distribution/Wholesale              3.3%
             4     HOT Topic Inc.                          Retail                              3.2%
             5     Bellwether Exploration Co.              Oil & Gas Producers                 3.0%
             6     Aaon Inc.                               Building Materials                  3.0%
             7     Gentner Communications Corp.            Telecommunications Equipment        2.5%
             8     Green Mountain Coffee Inc.              Food                                2.5%
             9     Comtech Telecommunications              Telecommunications Equipment        2.1%
            10     FTI Consulting Inc.                     Commercial Services                 1.9%
                                                                                              -----
                   Total                                                                      34.7%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2000; security positions can and do change thereafter.

I Hate High Expenses--or What fund marketplace customers shouldn't ignore

TRANSLATION: "No-transaction fee" funds can actually be more expensive in the long haul.

I recently read an interesting but misleading advertisement by a mutual fund marketplace. A fund marketplace is a brokerage firm that sells mutual funds from various fund families through a single source. Most Bridgeway shareholders have purchased Bridgeway portfolios through fund marketplaces, and we appreciate very much the important service the marketplaces provide Bridgeway and its shareholders. Your Fund's adviser (Bridgeway Capital Management) has a strong, symbiotic relationship with the marketplaces. They provide us with an outlet to distribute our funds, and we provide them with some unique products for their customers.

I take issue with the advertisement that quotes a fund marketplace customer:
"I'm not concerned about paying loads and transaction fees: marketplace X doesn't charge them." Here's the implied truth: If you don't pay a load or a transaction fee, you save money. While there is an element of truth here, in aggregate it is false and misleading. Let's look at the economics at marketplace
X:

First of all, the advertisement confuses the issue by mixing the cost of loads with the cost of transaction fees. So let's take them separately. When a financial planner or broker does the research to recommend a particular financial plan and specific mutual funds, it is a reasonable service for which I think he or she is due some compensation. Loads provide one way to compensate these financial professionals. Hourly fees and fees based on a percentage of assets are other types of compensation. If you need this kind of financial help, it is a legitimate service you may want to pay for. If you make all your own investment decisions, however, then you probably don't want to pay a load. So, for the customer in the quote above, I take no issue with half of the statement. If she doesn't need the help of a financial planner or broker, she can buy a fund that doesn't charge them.

Now for the second half. "I'm not concerned about paying . . . transaction fees." Actually, there are costs to running a fund marketplace, and someone is going to pay them. Ultimately, as you might guess, it falls back on the customer. In a transaction fee marketplace, the customer pays a fee upon purchase and one upon sale; the money is up front and "on the table." It's pretty easy to see and pretty easy to measure. But what about the customer who pays no transaction fee. Is it free?

Not really. Typically, the mutual fund company (the adviser, not the fund itself) pays a fee of about 0.25%-0.35% of assets annually to the marketplace. BUT, I would argue that the shareholder ends up paying ultimately. There are two ways this can happen. One is through a "12b-1 fee," or distribution fee, which is disclosed in the fee table of the prospectus. The other is through the management fee paid by the fund (shareholders) to the mutual fund family. I read an article last year that quantified the difference in expense ratio of no-transaction fee and transaction-fee funds. The difference was about 0.3%. Hmmm. That seems mighty close to what the mutual fund company pays the fund marketplace.

Thus, the no-transaction fee shareholder pays no up front fee, but pays a higher cost year after year after year. The transaction fee shareholder pays one fee at purchase and one at redemption. How does this compare on an apples to apples basis? Which is cheaper?

Here are the economics for an average $10,000 investment which grows 14% annually over ten years, based on a $25 transaction fee and the 0.3% higher annual expense of no-transaction fee funds.

                                            No-Transaction Fee Fund             Transaction Fee Fund
     Transaction Fee upon purchase                   $  0                               $25
     Transaction Fee upon sale                       $  0                               $25
     Ten years of higher expenses                    $661                               $ 0
                                                     ----                               ---
     Total expenses                                  $661                               $50

This doesn't appear to be a close contest if you make a purchase and hold it long term. If you make one additional purchase annually, the contest is closer:
$661 versus $275.

You could fine-tune this analysis for different size investments, different holding periods, and different transaction fees charged at different marketplaces. You could also adjust for the time value of money (not included above). In aggregate however, I think this analysis demonstrates the point that most long-term shareholders come out ahead by paying the transaction fee rather than paying higher operating expenses year after year. This is why Bridgeway has refused to take part in the full-service, more expensive, no-transaction fee marketplaces. We don't think it's in most shareholders' interest. It camouflages the true cost. And all shareholders bear the cost for the ones who use it the most.

Interestingly, our assets and the management company's fees would be significantly higher if we did take part in the no transaction marketplaces, but we're trying to look out for our shareholders' interests first.

At Bridgeway, we charge no loads. Shareholders pay no 12b-1 fee. We don't offer our funds on a no-transaction fee basis at the full service, more expensive marketplaces.

The Worst Thing That Happened in Fiscal Year 2000

TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the tracking error of our other ultra-small portfolio, Ultra-Small Index. The tracking error was too high. (Tracking error is the difference between the performance of an index fund and the index it seeks to replicate.)

Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too. I think we've done an excellent job of not repeating the "negatives" that we highlight.

Fiscal Year 2000 was a very good one for the Ultra-Small Company Portfolio. About the worst thing that happened this year was the "What Didn't Go Well" list of stocks that declined more than 50% (page 4). For the Bridgeway Fund family as a whole, the worst thing was a tracking error in one of our index portfolios, Ultra-Small Index. While we actually beat our index for the fiscal year overall, our average quarterly tracking error was too high. We are working hard to reduce it.

Toasters

Fund companies have some unusual marketing gimmicks to attract new shareholders. It's not exactly toasters, but you can get frequent flier miles at one fund family. Here is the latest gimmick: Purchase enough goods and services on a particular web site, and you can earn points which you then can convert into shares of a mutual fund. What will they think of next? We'll just stick to the basics, like portfolio performance.

Bridgeway Fund Update

TRANSLATION: Bridgeway's three original funds have an outstanding five-year track record. I am aware of no other fund family with products spanning the "style box" from large companies to small and "growth" to "value," all of whose funds are beating the relevant market benchmark on a cumulative basis.

Of our original three funds with a five-year track record, all three are beating their primary market benchmark on a cumulative basis. Our five-year track record as of June 30: Aggressive Growth is beating the S&P 500 by an average of 18% annually and is the #1 aggressive growth fund. Ultra-Small Company is beating the CRSP 10 Index of ultra-small companies by an average of 10% annually and is the #2 small-cap value fund. Social Responsibility (our least volatile fund) is beating the S&P 500 by an average of 4.7% annually and is in the top 1% of growth and income funds. I am very proud of this record. We're not the only fund company with historical market-beating performance, but we are one of a small number. I'm also not resting on my laurels as I think about the next five years. Someone once said, "The past should be a springboard, not a hammock."

Another interesting fact from the data above is that it flies in the face of standard wisdom that says a portfolio manager should concentrate on one corner of the "style box." These three funds span the style box from small-cap value (Ultra-Small Company) to large-cap growth (Social Responsibility). One "roams the style box" (Aggressive Growth), investing at times in all four corners.

For disclosure purposes, here is the performance of these portfolios, by SEC required formula:


                                                                                  Since
                 Portfolio                            1 year       5 years      Inception
                 ---------                            ------       -------      ---------
                 Aggressive Growth                     113.1%       42.0%         38.7%
                 Social Responsibility                  37.6%       28.3%         27.2%
                 Ultra-Small Company                    44.8%       23.0%         21.2%

Sell Ultra-Small, Buy Aggressive Growth?

Based on the stellar performance of Aggressive Growth (more than doubling in the last year), some Ultra-Small shareholders have asked me, "Should I sell Ultra-Small and buy your better performing fund?" Others have asked, "Do you still own a lot more Ultra-Small than Aggressive Growth in your own IRA?" The answer to the first question is, "I can't give out that kind of investment advice." It depends on your own situation and what else you already own. However, I can say I haven't changed my own IRA asset allocation target, which is still 61% Ultra-Small Company, and which has changed only once in six years. (I reduced it from 67% to 61% to add 6% Micro-Cap Limited when we came to market with that portfolio.)

I do have a rule of thumb about this, however: Get a long-term asset allocation strategy (based on your resources, cash needs, and risk tolerance) and stick with it. For most people, the worst time to make a decision in favor of any asset class (and perhaps an individual fund) is right after that asset class has had unusual stellar performance. My own timing on this before forming and following this rule was poor. I have not changed my plan. However, I have to admit I've watched my 25% exposure to Aggressive Growth go up so fast I've done the same Monday morning quarterbacking that many people do. "Wow. Wish I'd owned more of that."

Conclusion

As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,

/s/ JOHN MONTGOMERY

JOHN MONTGOMERY

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2000


    Industry   Company                                   Shares    Value
    --------   -------                                   ------    -----
Common Stock - 97.1%
    Advertising - 0.4%
           Leapnet, Inc. *                               51,321  $  160,378

    Aerospace/Defense - 0.3%
           EDO Corp.                                     17,700     111,731

    Apparel - 3.3%
           Ashworth, Inc. *                              18,600      83,119
           Haggar Corp.                                  14,050     165,088
           JLM Couture Inc. *                             9,200      20,125
           McNaughton Apparel Group, Inc.*               61,100     641,550
           Steven Madden, Ltd. *                         49,000     321,563
           Tandy Brands Accessories, Inc. *              20,590     162,146
                                                                 ----------
                                                                  1,393,591
    Banking - 1.6%
           Bank Rhode Island                             19,000     204,250
           Bank of The Ozarks                            12,400     206,150
           Colorado Business
             Bankshares, Inc. *                           4,900      65,538
           Covest Bancshares, Inc.                        7,000      73,500
           IBERIABANK Corp.                               3,800      58,425
           Yardville National Bancorp                     7,000      74,375
                                                                 ----------
                                                                    682,238
    Biotechnology - 1.5%
           Embrex Inc. *                                  3,700      50,875
           Interpore International *                     60,500     586,094
                                                                 ----------
                                                                    636,969
    Building Materials - 3.2%
           Aaon, Inc. *                                  50,550   1,238,475
           Catalina Lighting Inc. *                      18,000      85,500
           U.S. Concrete, Inc. *                          2,300      18,400
                                                                 ----------
                                                                  1,342,375
    Commercial Services - 8.1%
           ASI Solutions Inc. *                          24,800     207,700
           Business Resource Group *                      9,800      62,475
           Conrad Industries, Inc *                      15,000      97,500
           FTI Consulting, Inc. *                        77,900     817,950
           Hall, Kinion & Associates, Inc. *             20,000     666,250
           Health Management Systems, Inc.*              44,000     137,500
           InterDent, Inc. *                             65,323     232,713
           ProsoftTraining.com *                          9,000     151,313
           Solomon-Page Group Ltd. (The) *              114,068     541,823
           Team America Corp. *                         109,500     479,063
           Transcoastal Marine Services *                37,400       7,013
                                                                 ----------
                                                                  3,401,300
    Computers - 1.3%
           Data Systems Network Corp. *                   2,658       2,824
           Manchester Equipment Co., Inc. *              17,100      83,363
           NUR Macroprinters, Ltd. *                     25,000     362,500
           Seec, Inc. *                                  18,200      79,625
                                                                 ----------
                                                                    528,312
    Distribution/Wholesale - 7.5%
           Advanced Marketing Services, Inc.             24,975     460,477
           Allou Health & Beauty Care, Inc. *             4,000      28,750
           Bell Microproducts Inc. *                     29,850     548,494
           Industrial Distribution Group Inc. *          16,000      42,000
           Jaco Electronics, Inc. *                      28,000     616,000
           PC Service Source, Inc. *                      5,200       3,900
           PrimeSource Corp.                              9,900      50,119
           SCP Pool Corp. *                              59,439   1,396,817
                                                                 ----------
                                                                  3,146,557

    Industry   Company                                  Shares     Value
    --------   -------                                  ------     -----
    Diversified Financial Services - 1.0%
         HPSC, Inc. *                                     5,000  $   43,750
         Kirlin Holding Corp. *                           3,000       7,125
         Lexington Global Asset
           Managers, Inc. *                              17,100     177,413
         Web Street, Inc. *                              75,000     187,500
                                                                 ----------
                                                                    415,788
    Electronics - 2.0%
         Baldwin Technology Co., Inc. *                  23,700      50,363
         Measurement Specialties, Inc. *                  8,000     307,000
         OYO Geospace Corp. *                             5,800     116,000
         Printrak International Inc. *                   15,800     140,225
         Reptron Electronics, Inc. *                     10,000     116,875
         inTest Corp. *                                   5,900      87,763
                                                                 ----------
                                                                    818,226
    Engineering & Construction - 0.1%
         STV Group, Inc. *                                7,100      47,038

    Entertainment - 1.3%
         Shuffle Master, Inc. *                          37,150     534,031

    Environmental Control - 0.3%
         Rich Coast Inc. *                               15,525       2,911
         TRC Cos., Inc. *                                10,800     124,200
                                                                 ----------
                                                                    127,111
    Food - 2.6%
         Green Mountain Coffee, Inc. *                   59,900   1,044,506
         Rocky Mountain Chocolate
           Factory, Inc. *                                9,991      47,457
                                                                 ----------
                                                                  1,091,963
    Hand/Machine Tools - 0.1%
         K-Tron International, Inc. *                     3,211      48,968

    Health Care - 5.1%
         Air Methods Corp. *                              8,800      27,775
         Amsurg Corp. *                                  18,900     101,588
         Candela Corp. *                                 44,550     406,519
         Cholestech Corp. *                              30,000     228,750
         Chronimed Inc. *                                50,000     368,750
         Criticare Systems, Inc. *                       52,800     123,750
         DEL Global Technologies Corp. *                  3,700      35,959
         Lifemark Corporation *                          36,700     220,200
         North American Scientific, Inc. *               28,100     504,044
         Option Care, Inc. *                             21,300     106,500
         Rehabilicare Inc. *                              9,200      25,875
                                                                 ----------
                                                                  2,149,710
    Home Builders - 1.3%
         Dominion Homes Inc. *                            6,000      34,875
         Engle Homes, Inc.                               27,000     258,188
         Meritage Corp. *                                12,400     132,525
         Newmark Homes Corp. *                            9,600      61,800
         Schottenstein Homes Inc.                         5,000      78,750
                                                                 ----------
                                                                    566,138
    Home Furnishings - 0.9%
         Flexsteel Industries, Inc.                      11,300     138,425
         La-Z-Boy Inc.                                   11,800     165,200
         Royal Appliance
           Manufacturing Co. *                           14,000      79,625
                                                                 ----------
                                                                    383,250

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2000

    Industry   Company                                   Shares     Value
    --------   -------                                   ------     -----
    Household Products - 0.7%
           Home Products International, Inc.*            76,700 $   297,213

    Leisure Time - 1.4%
           Navigant International, Inc. *                62,000     596,750
           PTI Holding Inc. *                             2,000       1,250
                                                                -----------
                                                                    598,000
    Machinery-Diversified - 0.2%
           Foilmark, Inc. *                              25,000      90,625

    Media - 0.6%
           VDI MultiMedia *                              34,000     238,000

    Mining - 0.6%
           Oglebay Norton Co.                            10,300     262,650

    Miscellaneous Manufacturing - 0.7%
           Neogen Corp. *                                12,500      78,125
           PW Eagle Inc. *                               10,700     193,938
           Zindart Ltd. *                                11,900      35,700
                                                                -----------
                                                                    307,763
    Office/Business Equipment - 0.4%
           Gradco Systems, Inc. *                        99,450     164,714

    Oil & Gas Producers - 8.7%
           Adams Resources & Energy Inc.                  5,900      78,913
           Bellwether Exploration Co. *                 151,900   1,262,669
           Callon Petroleum Co. *                        26,740     397,758
           Castle Energy Corp.                           40,900     256,903
           Clayton Williams Energy, Inc. *                7,200     229,950
           Howell Corp.                                  23,100     219,450
           KCS Energy Inc. *                             12,600      17,325
           Miller Exploration Co. *                      33,000      47,438
           Petroleum Development Corp. *                 56,700     290,588
           Quicksilver Resources Inc. *                  37,500     267,188
           Remington Oil and Gas Corp. *                 80,000     600,000
                                                                -----------
                                                                  3,668,182
    Oil & Gas Services - 0.7%
           Bolt Technology Corp. *                       37,800     155,925
           Matrix Service Co. *                          30,200     139,675
                                                                -----------
                                                                    295,600
    Pharmaceuticals - 0.9%
           D & K Healthcare Resources Inc. *             15,650     163,347
           Dental/Medical Diagnostic
             Systems, Inc. *                              2,800       3,325
           I-Flow Corp. *                                53,800     154,675
           Meridian Medical
             Technologies Inc. *                          3,500      39,375
                                                                -----------
                                                                    360,722
    Retail - 18.0%
           Braun's Fashions Corp. *                      91,950   3,373,416
           Calloway's Nursery, Inc. *                    54,500      64,719
           Friedman's Inc.                               35,000     172,813
           Gadzooks, Inc. *                              57,500     666,641
           HOT Topic, Inc. *                             41,500   1,328,000
           IdeaMall, Inc. *                              78,325     376,939
           JOS A Bank Clothiers, Inc. *                 121,000     468,875

    Industry   Company                                  Shares     Value
    --------   -------                                  ------     -----
    Retail, continued
          Movie Gallery, Inc. *                         58,400  $   226,300
          One Price Clothing Stores, Inc. *             39,800       99,500
          Roadhouse Grill, Inc. *                       42,600      194,363
          Vicorp Restaurants, Inc. *                     6,000      109,500
          Wilsons The Leather Experts,Inc. *            31,600      464,125
                                                                -----------
                                                                  7,545,191
    Savings & Loans - 1.9%
          FSF Financial Corp.                            7,800       93,600
          Hallmark Capital Corp.                         7,800       71,175
          IPSWICH Bancshares, Inc.                       6,100       48,419
          Itla Capital Corp. *                          27,400      397,300
          Northeast Bancorp                              5,200       41,600
          Warren Bancorp, Inc. *                         5,200       37,050
          Westerfed Financial Corp.                      6,450       92,719
                                                                -----------
                                                                    781,863
    Semiconductors - 0.2%
          SEMX Corp. *                                  13,000       89,375

    Software - 3.8%
          Catalyst International, Inc. *                10,000       82,500
          Fourth Shift Corp. *                          39,500      118,500
          Group 1 Software Inc *                        21,600      372,600
          Informix Corp. *                               5,600       41,650
          Inspire Insurance Solutions, Inc. *           28,200       84,600
          Mathsoft, Inc. *                              76,000      199,500
          OneSource Information
            Service, Inc. *                             25,000      187,500
          ScanSoft, Inc. *                              32,311       90,875
          Sunquest Information
            Systems, Inc. *                              7,400       79,550
          Unify Corp. *  #                              39,221      335,830
                                                                -----------
                                                                  1,593,105
    Telecommunication Equipment - 6.6%
          Comtech Telecommunications
            Corp *                                      53,400      881,100
          Gentner Communications Corp. *                74,800    1,047,200
          Tessco Technologies, Inc. *                   15,000      420,000
          Vari-L Company, Inc. *                        34,500      401,063
                                                                -----------
                                                                  2,749,363
    Telecommunications - 7.2%
          Gilat Communications Ltd. *                   50,300      817,375
          TTI Team Telecom International
            Ltd. *                                      60,500    2,178,000
          Worldport Communications, Inc. *              14,000       34,125
                                                                -----------
                                                                  3,029,500
    Transportation - 2.6%
          Allied Holdings Inc. *                        13,000       78,000
          Consolidated Delivery &
            Logistics, Inc. *                           17,900       24,613
          Forward Air Corp. *                           10,650      426,000
          P.A.M. Transportation
            Services, Inc. *                            13,300      126,350
          RailAmerica, Inc. *                           68,100      434,138
                                                                -----------
                                                                  1,089,101

                                                                ===========

    Total Common Stock (Identified Cost $31,522,237)            $40,746,641

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry Company                                    Shares     Value
    ----------------                                    ------     -----
Short-term Investments - 3.1%
    Money Market Funds - 3.1%
           Expedition Money Market Fund                 319,936 $   319,936
           Federated Money Market Prime
               Obligations Fund                         319,936     319,936
           Federated Prime Obligations Fund             319,936     319,936
           SEI Daily Income Trust Prime
             Obligations Fund                           319,936     319,936
                                                                -----------
                                                                  1,279,744

                                                                ===========

    Total Short-term Investments (Identified Cost $1,279,744)
                                                                $ 1,279,744

                                                                ===========

Total Investments - 100.2%                                      $42,026,385


Other Assets and Liabilities, net - (0.2)%                          (67,527)

                                                                -----------

Total Net Assets - 100.0%                                       $41,958,858
                                                                ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to June 30, 2000.

# The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $32,801,981. Gross unrealized appreciation and depreciation were $13,615,756 and $4,390,417, respectively, or net unrealized appreciation of $9,224,404.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2000

ASSETS:
      Investments at value (cost - $32,801,981)                                              $ 42,026,385
      Cash                                                                                   $     37,150
      Receivable for investments sold                                                              18,259
      Receivable for interest                                                                       3,207
      Receivable for dividends                                                                      1,383
      Prepaid expenses                                                                              6,721
                                                                                             ------------
            Total assets                                                                       42,093,105
                                                                                             ------------

LIABILITIES:
      Payable for shares redeemed                                                                  14,711
      Payable for investments purchased                                                             8,521
      Payable for management fee                                                                   79,864
      Accrued expenses                                                                             31,151
                                                                                             ------------
            Total liabilities                                                                     134,247
                                                                                             ------------
      NET ASSETS (1,943,175 SHARES OUTSTANDING)                                              $ 41,958,858
                                                                                             ============
      Net asset value, offering and redemption price per share ($41,958,858 / 1,943,175)     $      21.59
                                                                                             ============

NET ASSETS REPRESENT:
      Paid-in capital                                                                        $ 33,116,943
      Undistributed net realized loss                                                            (382,489)
      Net unrealized appreciation of investments                                                9,224,404
                                                                                             ------------
      NET ASSETS                                                                             $ 41,958,858
                                                                                             ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000

INVESTMENT INCOME:
      Dividends                                           $     50,540
      Interest                                                 135,672
                                                          ------------
            Total income                                       186,212
                                                          ------------

EXPENSES:
      Management fees                                          495,000
      Accounting fees                                          139,418
      Audit fees                                                15,070
      Custody                                                   19,733
      Insurance                                                  3,629
      Legal                                                     15,735
      Registration fees                                         14,693
      Directors' fees                                            4,267
      Miscellaneous                                              1,834
                                                          ------------
            Total expenses                                     709,379
                                                          ------------

NET INVESTMENT LOSS                                           (523,167)
                                                          ------------

NET REALIZED LOSS AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                       4,906,260
      Net change in unrealized appreciation                  9,383,022
                                                          ------------
      Net realized and unrealized gain                      14,289,282
                                                          ------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS          $ 13,766,115
                                                          ============


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    Year ended        Year ended
INCREASE (DECREASE) IN NET ASSETS:                                 June 30, 2000     June 30, 1999
OPERATIONS:
      Net investment loss                                          $   (523,167)     $   (614,690)
      Net realized gain (loss) on investments                         4,906,260        (5,288,748)
      Net change in unrealized appreciation                           9,383,022        (1,363,335)
                                                                   ------------      ------------
          Net (decrease) increase resulting from operations          13,766,115        (7,266,773)
                                                                   ------------      ------------
      Distributions to shareholders:
          From net investment income                                          0                 0
          From realized gains on investments                                  0        (6,854,952)
                                                                   ------------      ------------
            Total distributions to shareholders                               0        (6,854,952)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                    2,141,957         7,383,817
      Reinvestment of dividends                                               0         6,788,597
      Cost of shares redeemed                                        (6,596,750)      (13,659,848)
                                                                   ------------      ------------
          Net (decrease) increase from Fund share transactions       (4,454,793)          512,566
                                                                   ------------      ------------
          Net (decrease) increase in net assets                       9,311,322       (13,609,159)
NET ASSETS:
      Beginning of period                                            32,647,536        46,256,695
                                                                   ------------      ------------
      End of period                                                $ 41,958,858      $ 32,647,536
                                                                   ============      ============

Number of Fund shares:
      Sold                                                              111,765           498,055
      Issued on dividends reinvested                                          0           554,171
      Redeemed                                                         (357,590)         (916,868)
                                                                   ------------      ------------
          Net decrease                                                 (245,825)          135,358
      Outstanding at beginning of period                              2,189,000         2,053,642
                                                                   ------------      ------------
      Outstanding at end of period                                    1,943,175         2,189,000
                                                                   ============      ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                         Year ended June 30,
                                                  --------------------------------------------------------------------
                                                     2000           1999           1998          1997          1996
PER SHARE DATA
      Net asset value,
           beginning of period                    $     14.91    $     22.52    $     20.62   $     16.68   $    11.35
                                                  -----------    -----------    -----------   -----------   ----------

      Income (loss) from investment operations:
                Net investment loss                     (0.26)         (0.28)         (0.34)        (0.24)       (0.21)
                Net realized and
                     unrealized gain (loss)              6.94          (3.77)          4.03          4.50         6.03
                                                  -----------    -----------    -----------   -----------   ----------
      Total from investment operations                   6.68          (4.05)          3.69          4.26         5.82
                                                  -----------    -----------    -----------   -----------   ----------
      Less distributions to shareholders:
           Net investment income                         0.00           0.00           0.00          0.00         0.00
           Net realized gains                            0.00          (3.56)         (1.79)        (0.32)       (0.49)
                                                  -----------    -----------    -----------   -----------   ----------
      Total distributions                                0.00          (3.56)         (1.79)        (0.32)       (0.49)
                                                  -----------    -----------    -----------   -----------   ----------
      Net asset value, end of period              $     21.59    $     14.91    $     22.52   $     20.62   $    16.68
                                                  ===========    ===========    ===========   ===========   ==========

TOTAL RETURN                                             44.8%         (14.6)%         18.4%         26.0%        52.4%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                   $41,958,858    $32,647,536    $46,256,695   $30,070,202   $4,557,591
      Ratios to average net assets:
           Expenses after waivers
                and reimbursements                       1.85%          2.00%          1.67%         1.67%        1.97%
           Expenses before waivers
                and reimbursements                       1.85%          2.26%          1.67%         1.87%        3.07%
           Net investment loss after waivers
                and reimbursements                      (1.36)%        (1.82)%        (1.42)%       (1.37)%      (1.47)%

      Portfolio turnover rate                            65.4%          80.4%         103.4%         56.2%       155.9%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL COMPANY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. On November 1, 1998 it reopened to existing investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $23,307,820 and $27,711,143, respectively, for the year ended June 30, 2000.

7.     Federal Income Taxes:

       The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized the post-October 31 losses it incurred for the year ended June 30, 1999 and capital loss

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes, continued:

       carryforwards to offset capital gains realized in the year ended June 30, 2000. At June 30, 2000 the fund had $206,329 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. Net investment losses of $523,167 were reclassifed to paid in capital for the year ended June 30, 2000.

8.     Subsequent Event:

       On August 15, 2000 the Fund's Board of Directors approved a Plan of Reorganization seeking shareholder approval to merge the Social Responsibility Portfolio into a new fund, Calvert Large Cap Growth Fund. The Board has tentatively set an October 20, 2000 shareholder meeting date for Social Responsibility Portfolio shareholders of record on September 20, 2000 to vote on this proposal.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.


                                   /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 16, 2000

     [BRIDGEWAY LOGO]


     August 14, 2000

     Dear Ultra-Small Index Portfolio Shareholder,

     The Ultra-Small Index Portfolio (finally) beat the return of large company diversified stock indexes over the last six months and year, as the Portfolio rode the changing wave of (return to) small company dominance. As detailed below, this may bode well for the future.

     We have slightly exceeded the return of our CRSP Index of ultra-small companies over the period since inception, but did not yet solve the problem of "tracking error" (the difference between the Portfolio and the Index). It has been too high on a monthly and quarterly basis during the last fiscal year. I am optimistic that we will solve this problem, however, as we have made several changes to address the issue.

     On another very positive note, the entire 10.1% three-year annualized return has been without a single taxable distribution. I am very proud of this record. The 100% tax efficiency compares to 74.3% for the largest small-cap index fund. I am also proud of having outperformed the Russell 2000 over the last three years during a period of large company dominance. I believe this counter-intuitive result also supports my hypothesis that the index we seek to match is statistically superior to the small-cap indexes that other funds track. (More on this in future letters.) I remain very bullish on ultra-small stocks and on this Portfolio, which I think is Bridgeway's best kept secret. Of course, we can also expect a significant market correction along the way, so I'm not making any promises about future performance.

     Performance Summary

     The following table presents SEC standardized performance for 6 months, one-year and life-to-date. The graph below presents our 6 month, one year and life-to-date performance versus the same benchmarks.

                                                           6 months           1 Year        Life-to-Date
                                                            1/1/00            7/1/99           7/31/97
                                                          to 6/30/00        to 6/30/00      to 6/30/00(4)
                                                          ----------        ----------      -------------
            Ultra-Small Index Portfolio                      3.0%              33.5%            10.1%
            CRSP Cap-Based Portfolio 10 Index(1)             7.9%              24.2%             9.8%
            Russell 2000 Index(2)                            3.0%              14.3%             9.2%

         (1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,794 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. This is the index we are seeking to match in performance. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3) Life-to-Date returns are annualized. Past performance does not guarantee future returns.



    [ULTRA-SMALL INDEX PORTFOLIO CHART SHOWING GROWTH OF $10,000 INVESTED
            IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 TO 6/30/00]

     Fiscal Year Performance Footnote

     Your Portfolio was the top performing index fund for the fiscal year that ended June 30!

     Turning the Corner with Ultra-Small Stocks?

     TRANSLATION: Statistically, small stock dominance persists. That is, small stocks tend to outperform large stocks in the current year if they also did the year before. This conclusion is based on seven decades of historical data. Ultra-small companies outperformed ultra-large ones for the first time in six years in 1999. A bit overdue, I think, and it bodes well for next year and for our Portfolio. No guarantees, however.

     Here's the six-year record of ultra-large stock versus ultra-small stock performance based on data from the Center for Research in Security Prices:


   [BAR CHART SHOWING ULTRA-LARGE STOCK VS. ULTRA-SMALL STOCK PERFORMANCE]


     Who Says Small-Cap Index Funds Underperform on a Risk-Adjusted Basis?

     On July 31, the Ultra-Small Index Portfolio passed the three year milestone and received its first "report card" from Morningstar. The fund received three stars (average) out of a maximum of five. This is actually pretty good, considering that we are being compared to all domestic equity funds (mostly large company funds) during a period in which the largest companies outperformed the smallest ones by a factor of more than two to one! Quite a handicap for us.

     Compared to our own category (small blend), Morningstar rated our return "above average" and our category risk "average." So we end up with a category rating of four (out of a maximum of five). All this with an index fund in an area of the market that many people think should be the domain of active managers.

     Normally (and by this I mean in a more normal market environment), I would expect the downside volatility (or short-term risk) of this Portfolio to be significantly higher than that of the average small-cap blend fund. The reason I think our risk rating is not higher currently is that ultra-small stocks as an asset class are so cheap relative to small company stocks. The Portfolio price-to-earnings ratio is just 15.6 versus a figure of 32.5 for the market overall. Cheaper stocks tend to be less volatile. This explains why our Portfolio currently appears in the "value" side of the Morningstar style box and also why Morningstar rates our risk as only average. Don't let it fool you. Ultra-small stocks are as high an octane asset class as they come.

     Of Old Data and Portfolio Operations

     TRANSLATION: We do eventually sell a company if it outgrows our ultra-small size charter. Unify grew more than twenty-fold, forcing us to trim it way back. Fortunately, we were able to offset the gains with other tax losses, allowing us to sidestep a taxable distribution. This is something most actively managed (and most passively managed) funds can't do.

     We recently received a call from a shareholder who was concerned about our top holding according to Morningstar's web site. This site indicated that Unify, a software company, represented 9.4% of net assets. More alarming was the fact that this company had been halted for trading, with accusations of accounting improprieties. The looming certainty that it would open at a much lower price would severely affect our Portfolio. At least, this is what the shareholder feared. Unify demonstrates some interesting operational characteristics of this Portfolio. Let's see if we can get to the bottom of the situation and learn something about the Portfolio management:

     1) These tiny companies can go way up. We purchased Unify for just under a $1/share (split adjusted) in 1998. The position outgrew our ultra-small charter, and we sold 77% of the position at various prices averaging over $22/share. It added some to our Portfolio performance, but we didn't expect to see triple digit annual returns as a result. Remember, this is just one of several hundred positions.

     2) When an ultra-small company outgrows our ultra-small size criterion, its days are numbered. At $22/share, the company had a market-cap (measure of size) just shy of $400 million. Many funds still consider this size to be micro-cap (we don't), but it's four times larger than the upper limit of what we currently call "ultra-small."

     3) Fund data services sometimes use Portfolio stock data that is quite old, misrepresenting our Portfolio top holdings. Unify represented nothing like 9.4% of our Portfolio. The position was significantly less than 1% of our net assets at the end of the fiscal year, 6/30/00. It shows up in Morningstar and other databases as a large position because they use old information (i.e. they haven't factored in our sales over the last year).

     4) By the time the shareholder called, we had already factored the bad news into our pricing. On the day of the trading halt, July 31, we set a "fair value" price for Unify of 60% of the last price traded, since we expected it to open significantly lower when it resumed trading. On July 31, Unify represented 0.2% of net assets, so even with further bad news, the stock could not have a further significant negative effect in the Portfolio.

     5) These tiny stocks can go way down. Remember, we had not yet sold all of our Unify holdings. It did cost our Portfolio some performance when the stock slid all the way back to $4/share. Individually, ultra-small stocks can be quite volatile. We try to dampen that risk by strong diversification across companies, industries, and company characteristics. We're trying to leave you with one primary risk, that of the ultra-small asset class--a short-term risk which itself is substantial.

     6) If you own our Portfolio in a taxable account, another interesting factor is that we offset the tremendous (percentage) gains of this stock with other losses. Consequently, we have yet to distribute any capital gains in the three years since inception. While it's too early to commit, I'd be shocked if we had a capital gains distribution in 2000 either.

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice.

     I Hate High Expenses--or What fund marketplace customers shouldn't ignore

     TRANSLATION: "No-transaction fee" funds can actually be more expensive in the long haul.

     I recently read an interesting but misleading advertisement by a mutual fund marketplace. A fund marketplace is a brokerage firm that sells mutual funds from various fund families through a single source. Most Bridgeway shareholders have purchased Bridgeway portfolios through fund marketplaces, and we appreciate very much the important service the marketplaces provide Bridgeway and its shareholders. Your Fund's adviser (Bridgeway Capital Management) has a strong, symbiotic relationship with the marketplaces. They provide us with an outlet to distribute our funds, and we provide them with some unique products for their customers.

     I take issue with the advertisement that quotes a fund marketplace customer: "I'm not concerned about paying loads and transaction fees: marketplace X doesn't charge them." Here's the implied truth: If you don't pay a load or a transaction fee, you save money. While there is an element of truth here, in aggregate it is false and misleading. Let's look at the economics at marketplace X:

     First of all, the advertisement confuses the issue by mixing the cost of loads with the cost of transaction fees. So let's take them separately. When a financial planner or broker does the research to recommend a particular financial plan and specific mutual funds, it is a reasonable service for which I think he or she is due some compensation. Loads provide one way to compensate these financial professionals. Hourly fees and fees based on a percentage of assets are other types of compensation. If you need this kind of financial help, it is a legitimate service you may want to pay for. If you make all your own investment decisions, however, then you probably don't want to pay a load. So, for the customer in the quote above, I take no issue with half of the statement. If she doesn't need the help of a financial planner or broker, she can buy a fund that doesn't charge them.

     Now for the second half. "I'm not concerned about paying . . . transaction fees." Actually, there are costs to running a fund marketplace, and someone is going to pay them. Ultimately, as you might guess, it falls back on the customer. In a transaction fee marketplace, the customer pays a fee upon purchase and one upon sale; the money is up front and "on the table." It's pretty easy to see and pretty easy to measure. But what about the customer who pays no transaction fee. Is it free?

     Not really. Typically, the mutual fund company (the adviser, not the fund itself) pays a fee of about 0.25%-0.35% of assets annually to the marketplace. BUT, I would argue that the shareholder ends up paying ultimately. There are two ways this can happen. One is through a "12b-1 fee," or distribution fee, which is disclosed in the fee table of the prospectus. The other is through the management fee paid by the fund (shareholders) to the mutual fund family. I read an article last year that quantified the difference in expense ratio of no-transaction fee and transaction-fee funds. The difference was about 0.3%. Hmmm. That seems mighty close to what the mutual fund company pays the fund marketplace.

     Thus, the no-transaction fee shareholder pays no up front fee, but pays a higher cost year after year after year. The transaction fee shareholder pays one fee at purchase and one at redemption. How does this compare on an apples to apples basis? Which is cheaper?

     Here are the economics for an average $10,000 investment which grows 14% annually over ten years, based on a $25 transaction fee and the 0.3% higher annual expense of no-transaction fee funds.

                                            No-Transaction Fee Fund             Transaction Fee Fund
     Transaction Fee upon purchase                   $   0                             $  25
     Transaction Fee upon sale                       $   0                             $  25
     Ten years of higher expenses                    $ 661                             $   0
                                                     -----                             -----
     Total expenses                                  $ 661                             $  50

     This doesn't appear to be a close contest if you make a purchase and hold it long term. If you make one additional purchase annually, the contest is closer: $661 versus $275.

     You could fine-tune this analysis for different size investments, different holding periods, and different transaction fees charged at different marketplaces. You could also adjust for the time value of money (not included above). In aggregate however, I think this analysis demonstrates the point that most long- term shareholders come out ahead by paying the transaction fee rather than paying higher operating expenses year after year. This is why Bridgeway has refused to take part in the full-service, more expensive, no-transaction fee marketplaces. We don't think it's in most shareholders' interest. It camouflages the true cost. And all shareholders bear the cost for the ones who use it the most. Interestingly, our assets and the management company's fees would be significantly higher if we did take part in the no transaction marketplaces, but we're trying to look out for our shareholders' interests first.

     At Bridgeway, we charge no loads. Shareholders pay no 12b-1 fee. We don't offer our funds on a no-transaction fee basis at the full-service, more expensive marketplaces.

     The Worst Thing That Happened in Fiscal Year 2000

     TRANSLATION: The worst thing that happened at Bridgeway over the last year was the tracking error of this Portfolio. It was too high. (Tracking error is the difference between the performance of an index fund and the index it seeks to replicate.)

     Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too. I think we've done an excellent job of not repeating the "negatives" that we highlight.

     The worst thing that happened at Bridgeway in the last fiscal year was the tracking error in Ultra-Small Index Portfolio. While we actually beat our index for the fiscal year overall, our average quarterly tracking error was too high. We have done several things to address this:

         1) We have increased, and continue to increase, the number of companies we own to replicate the CRSP Index. Two years ago, we owned 100. One year ago, we owned 161. As of the date of this letter, we now own over 300 and are continuing to add.

         2) We have purchased more timely, accurate, and expensive data to track the financial characteristics of our Portfolio and that of the Index.

         3) We purchased more detailed Index data from the Center for Research in Security Prices (CRSP) to better account for specific company differences. For example, on 12/31/99 the CRSP Index included Centerpoint Properties Trust, a real estate investment trust, according to our data services. Since the Index composition rules allow only corporations, not trusts, our list of potential Portfolio companies differed from the CRSP Index we seek to track. We are currently working out these differences with CRSP.

         4) We purchased software that helps us more quickly identify the biggest differences between our Portfolio and the Index to better match the Index industry and financial composition.

     Toasters

     Fund companies have some unusual marketing gimmicks to attract new shareholders. It's not exactly toasters, but you can get frequent flier miles at one fund family. Here is the latest gimmick: Purchase enough goods and services on a particular web site, and you can earn points which you then can convert into shares of a mutual fund. What will they think of next? We'll just stick to the basics, like unique products, low cost, and good trade execution.

     Conclusion

     As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL INDEX PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                                  Shares     Value
    --------  -------                                  ------     -----
Common Stock - 93.6%
    Advertising - 0.1%
              Leapnet, Inc. *                           1,085   $    3,391

    Aerospace/Defense - 1.1%
              EDO Corp.                                 3,700       23,356

              International Airline Support
                Group, Inc. *                           1,100        2,681
                                                                ----------
                                                                    26,037
    Agriculture - 0.4%
              Andersons Inc. (The)                        950        9,025


    Apparel - 1.7%
              Ashworth, Inc. *                          1,200        5,363
              Delta Apparel, Inc. *                       250        2,187
              Delta Woodside Inds Inc. *                2,500        5,313
              Duck Head Apparel Co., Inc. *               250          563
              Galey & Lord Inc. *                       2,900        5,981
              Haggar Corp.                                450        5,288
              Leather Factory, Inc. (The) *             3,900        3,900
              McNaughton Apparel Group, Inc.*             700        7,350
              Tandy Brands Accessories, Inc. *            500        3,938
                                                                ----------
                                                                    39,883
    Auto Parts & Equipment - 2.4%
              IMPCO Technologies, Inc. *                  829       35,129
              McLaren Performance
                Technologies, Inc. *                    1,000        1,375
              Raytech Corp. *                           6,400       20,000
                                                                ----------
                                                                    56,504

    Banking - 6.8%
              Bancfirst Ohio Corp. *                      266        4,362
              Bank Rhode Island                           700        7,525
              Bank of The Ozarks                          550        9,144
              Bryn Mawr Bank Corp.                        230        4,629
              CNBT Bancshares Inc.                        600        8,025
              Cass Commercial Corp. *                     300        6,225
              Central Bancorp, Inc.                       300        4,650
              Codorus Valley Bancorp, Inc.                420        4,673
              Colorado Business Bankshares,
                Inc. *                                    400        5,350
              Commercial Bankshares Inc.                  300        5,325
              Community West Bankshares                   800        4,400
              Covest Bancshares, Inc.                     500        5,250
              FNB Corp.                                    79          780
              FVNB Corp.                                  200        6,750
              First Banks America Inc. *                  400        7,400
              First Colonial Group, Inc.                  330        4,620
              Greater Community Bancorp                   525        4,331
              Habersham Bancorp                           600        6,150
              IBERIABANK Corp.                            350        5,381
              NSD Bancorp, Inc.                           315        4,725
              Northrim Bank                             1,330        9,643
              Northway Financial Inc.                     300        6,600
              Patriot Bank Corp. *                        600        4,163
              Prosperity Bancshares, Inc.                 400        6,450
              Redwood Empire Bancorp                      300        5,400
              SJNB Financial Corp. *                      200        5,650
              SNB Bancshares, Inc.                        500        7,500
              Yardville National Bancorp                  600        6,375
                                                                ----------
                                                                   161,476
    Beverages - 0.3%
              Vermont Pure Holdings, Ltd. *             1,800        6,413

    Biotechnology - 0.4%
              Interpore International *                   890   $    8,622

    Building Materials - 0.6%
              Aaon, Inc. *                                350        8,575
              Catalina Lighting Inc. *                  1,000        4,750
                                                                ----------
                                                                    13,325
    Chemicals - 0.7%
              JLM Industries, Inc. *                    1,100        3,850
              KMG Chemicals, Inc.                       1,100        5,776
              Southwall Technologies, Inc. *              550        6,016
                                                                ----------
                                                                    15,642
    Commercial Services - 6.4%
              ASI Solutions Inc. *                      1,000        8,375
              Ace Cash Express, Inc. *                  1,200       14,250
              Business Resource Group *                 6,100       38,888
              Command Systems, Inc. *                   2,500        4,531
              FTI Consulting, Inc. *                    1,800       18,900
              Hall, Kinion & Associates, Inc. *           500       16,656
              Health Management
                Systems, Inc. *                         1,200        3,750
              Health Power Inc. *                       2,000       11,250
              InterDent, Inc. *                           835        2,975
              National Research Corp. *                 1,000        5,125
              NextHealth, Inc. *                        2,300        5,750
              Opinion Research Corp. *                    900        5,963
              Radiologix Inc. *                         1,000        3,563
              Scherer Healthcare, Inc. *                2,500        8,594
              Team America Corp. *                      1,000        4,375
                                                                ----------
                                                                   152,945
    Computers - 6.4%
              BrightStar Information Technology
                Group Inc. *                            1,000        2,938
              Check Technology Corp. *                  1,000        5,563
              Creative Computer Applications
                Inc. *                                  2,300        3,306
              Dataram Corp. *                             900       25,875
              Drexler Technology Corp. *                  500        6,500
              Innodata Corp. *                          3,000       28,125
              KEY Tronic Corp. *                        1,300        3,900
              Manchester Equipment Co,. Inc. *          1,400        6,825
              MicroTouch Systems, Inc. *                  500        4,313
              Micros To Mainframes, Inc. *              2,500       14,375
              Performance Technologies, Inc. *            750        6,375
              Printronix, Inc. *                          700        9,188
              Rimage Corp. *                            2,025       31,388
              Seec, Inc. *                              1,100        4,813
                                                                ----------
                                                                   153,484
    Distribution/Wholesale - 4.2%
              Advanced Marketing Services, Inc.         1,350       24,891
              Allou Health & Beauty Care, Inc. *          800        5,750
              Amcon Distributing Co.                    1,870        9,934
              Bell Microproducts Inc. *                   650       11,944
              Jaco Electronics, Inc. *                    400        8,800
              Meteor Industries, Inc. *                 2,900       11,600
              Nitches, Inc.                             1,300        6,906
              PC Service Source, Inc. *                 1,500        1,125
              PrimeSource Corp.                         1,000        5,063
              SCP Pool Corp. *                            634       14,899
                                                                ----------
                                                                   100,912

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                              Shares      Value
    --------  -------                              ------      -----
Diversified Financial Services - 3.4%
          First Investors Financial Services
            Group *                                 1,400   $    6,650
          HPSC, Inc. *                                600        5,250
          Hoenig Group Inc. *                       1,200       11,775
          Lexington Global Asset
            Managers, Inc. *                        2,300       23,863
          Maxcor Financial Group Inc. *             2,500        3,906
          TFC Enterprises, Inc. *                   9,700       19,400
          Union Acceptance Corp. *                  1,000        4,625
          Web Street, Inc. *                        2,000        5,000
                                                            ----------
                                                                80,469
Electrical Components & Equipment - 0.4%
          Nortech Systems Inc. *                    1,400        9,800

Electronics - 2.3%
          Baldwin Technology Co., Inc. *            2,000        4,250
          Daktronics, Inc. *                        1,000        9,938
          OYO Geospace Corp. *                        500       10,000
          PSC Inc. *                                  800        6,500
          Phoenix Gold International, Inc. *        1,000        2,000
          Printrak International Inc. *               700        6,213
          Reptron Electronics, Inc. *                 400        4,675
          Vicon Industries, Inc. *                  3,400       10,838
                                                            ----------
                                                                54,414
Engineering & Construction - 0.3%
          Perini Corp. *                              500        1,750
          STV Group, Inc. *                           700        4,638
                                                            ----------
                                                                 6,388
Entertainment - 0.3%
          Integrity Inc. *                          2,200        8,250


Environmental Control - 0.5%
          BHA Group Holdings, Inc. *                  600        5,850
          TRC Cos., Inc. *                            500        5,750
                                                            ----------
                                                                11,600
Food - 2.9%
          Atlantic Premium Brands Ltd. *            2,500        5,000
          Eagle Food Centers, Inc. *                  500          375
          Green Mountain Coffee, Inc. *               700       12,206
          Lucille Farms, Inc. *                     2,000        8,500
          Monterey Pasta Co. *                      8,400       35,175
          Tasty Baking Co.                            400        5,125
          Village Super Market, Inc. *                300        3,712
                                                            ----------
                                                                70,093

Gas - 0.3%
          Delta Natural Gas Co., Inc.                 430        6,558

Hand/Machine Tools - 0.4%
          K-Tron International, Inc. *                263        4,011
          QEP Co. Inc. *                              700        5,950
                                                            ----------
                                                                 9,961
Health Care - 5.7%
          ARV Assisted Living, Inc. *               4,200        4,200
          Air Methods Corp. *                       2,000        6,313
          Almost Family Inc. *                      1,900        4,216
          America Service Group Inc. *                400        8,200
          American Shared Hospital
            Services *                              1,900        5,463
          Amsurg Corp. *                              800        4,300
          Arrhythmia Research
            Technology Inc. *                         500        1,000
          Candela Corp. *                             450        4,106
          Chesapeake Biological
            Laboratories, Inc. *                    1,800        8,550
          Cholestech Corp. *                          700        5,338
          Chronimed Inc. *                          1,000        7,375
          Criticare Systems, Inc. *                 2,000        4,688
          DEL Global Technologies Corp. *             700        6,803
          First American Health
            Concepts, Inc. *                          400        1,075
          Kensey Nash Corp. *                         450        5,006
          Kewaunee Scientific Corp.                   500        6,500
          Lifemark Corporation *                    3,400       20,400
          North American Scientific, Inc. *           600       10,763
          Option Care, Inc. *                       1,000        5,000
          Ramsay Youth Services, Inc. *             2,800        5,250
          Rehabilicare Inc. *                       2,000        5,625
          Urologix, Inc. *                          1,300        5,281
                                                            ----------
                                                               135,452
Home Builders - 1.6%
          Dominion Homes Inc. *                     1,250        7,266
          Engle Homes, Inc.                           500        4,781
          Meritage Corp. *                            450        4,809
          Miller Building Systems, Inc. *           1,000        7,250
          Orleans Homebuilders, Inc. *              2,200        3,438
          Rottlund Company, inc. (The) *            1,250        3,126
          Schuler Homes, Inc. *                       800        4,900
          Washington Homes, Inc. *                    400        2,400
                                                            ----------
                                                                37,970

Home Furnishings - 0.4%
          Flexsteel Industries, Inc.                  400        4,900
          Royal Appliance Manufacturing
            Co. *                                   1,000        5,688
                                                            ----------
                                                                10,588
Household Products - 0.1%
          Home Products International, Inc.*          500        1,938


Insurance - 0.7%
          21st Century Holding Co. *                1,000        5,000
          Bancinsurance Corp. *                     1,100        4,606
          Vesta Insurance Group, Inc.               1,000        6,188
                                                            ----------
                                                                15,794
Iron/Steel - 0.4%
          Bayou Steel Corp. *                       1,000        2,188
          Cold Metal Products Inc.                  1,300        4,225
          Kentucky Electric Steel, Inc. *           1,700        3,188
                                                            ----------
                                                                 9,601
Leisure Time - 0.8%
          Central Financial Acceptance
            Corp. *                                 1,800        7,313
          Johnson Outdoors Inc. *                     700        4,944
          Navigant International, Inc. *              800        7,700
                                                            ----------
                                                                19,957
Machinery-Diversified - 0.3%
          Foilmark, Inc. *                          1,300        4,713
          Owosso Corp.                              1,000        2,313
          Total Containment, Inc. *                   100          181
                                                            ----------
                                                                 7,207
Media - 0.3%
          VDI MultiMedia *                          1,000        7,000

Metal Fabricate/Hardware - 0.5%
          Eastern Co. (The)                           555        7,215
          Riviera Tool Co. *                          882        3,032

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                               Shares      Value
    --------  -------                               ------      -----
Metal Fabricate/Hardware, continued
          Webco Industries, Inc. *                     900   $    2,756
                                                             ----------
                                                                 13,003
Miscellaneous Manufacturing - 1.2%
          Denali Inc. *                                500        1,047
          Neogen Corp. *                             1,000        6,250
          OroAmerica, Inc. *                         1,100        7,631
          Rotonics Manufacturing, Inc. *             2,400        3,300
          Summa Industries, Inc. *                     650        7,719
          Zindart Ltd. *                               700        2,100
                                                             ----------
                                                                 28,047

Office Furnishings - 0.2%
          PolyVision Corp. *                         1,500        3,938

Office/Business Equipment - 0.3%
          Gradco Systems, Inc. *                     3,800        6,294

Oil & Gas Producers - 4.0%
          Adams Resources & Energy Inc.                600        8,025
          Bellwether Exploration Co. *                 800        6,650
          Callon Petroleum Co. *                       375        5,578
          Castle Energy Corp.                          600        3,769
          Columbus Energy Corp. *                    2,090       14,369
          Howell Corp.                                 900        8,550
          Magnum Hunter Resources, Inc. *            1,000        6,625
          Maynard Oil Co. *                            750       12,000
          Miller Exploration Co. *                   4,900        7,044
          PetroCorp Inc. *                           1,000        7,000
          Petroleum Development Corp. *              1,300        6,663
          Remington Oil and Gas Corp. *              1,400       10,500
                                                             ----------
                                                                 96,773
Oil & Gas Services - 2.3%
          Bolt Technology Corp. *                    1,400        5,775
          Dawson Geophysical Co. *                     500        5,625
          Infinity, Inc. *                           3,000       20,250
          MarkWest Hydrocarbon, Inc. *               2,200       18,563
          Matrix Service Co. *                       1,100        5,088
                                                             ----------
                                                                 55,301

Pharmaceuticals - 1.6%
          D & K Healthcare Resources Inc. *            350        3,653
          Heska Corp. *                              2,300        4,888
          MIM Corp. *                                1,550        4,069
          Meridian Medical Technologies
            Inc. *                                   1,300       14,625
          Pure World, Inc. *                         2,640        7,508
          Quigley Corp. (The) *                      2,800        4,288
                                                             ----------
                                                                 39,031
Retail - 11.6%
          Ark Restaurants Corp. *                    1,700       13,175
          Benihana Inc. *                              300        4,200
          Braun's Fashions Corp. *                   3,600      132,075
          Cache, Inc. *                              1,100        4,125
          Calloway's Nursery, Inc. *                 2,000        2,375
          Circuit City Group-Carmax *                2,300        7,763
          Cost-U-Less, Inc. *                        1,000        1,438
          Dave & Buster's Inc. *                       700        4,375
          Gadzooks, Inc. *                             500        5,797
          IdeaMall, Inc. *                             480        2,310
          J. Alexander's Corp. *                     1,100        4,194
          JAN Bell Marketing, Inc. *                 2,000        4,750
          JOS A Bank Clothiers, Inc. *               1,000        3,875
          Michael Anthony Jewelers, Inc. *           4,200       11,550
          Movie Gallery, Inc. *                      1,000        3,875
          Noodle Kidoodle, Inc. *                    1,200        3,600
          One Price Clothing Stores, Inc. *          1,900        4,750
          Oshman's Sporting Goods, Inc. *            1,400        4,113
          Rag Shops, Inc. *                          3,780        9,568
          Rankin Automotive Group, Inc. *            2,500        3,281
          Roadhouse Grill, Inc. *                    1,100        5,019
          S & K Famous Brands, Inc. *                  700        4,813
          Ultimate Electronics, Inc. *                 800       21,425
          Wilsons The Leather Experts, Inc.*           750       11,016
          Wolohan Lumber Co.                           400        4,100
                                                             ----------
                                                                277,562
Savings & Loans - 6.7%
          Ameriana Bancorp *                           500        4,938
          Bancorp Connecticut Inc.                     750       10,875
          Bank West Financial Corp.                    600        3,600
          BostonFed Bancorp, Inc. *                    400        5,650
          FFY Financial Corp. *                        500        5,500
          FMS Financial Corp.                          700        5,163
          FSF Financial Corp.                          400        4,800
          Fidelity Federal Bancorp *                 2,945        7,363
          First Bancshares Inc.                        600        5,925
          HMN Financial, Inc.                          400        4,400
          Hallmark Capital Corp.                     1,100       10,038
          IPSWICH Bancshares, Inc.                     700        5,556
          Itla Capital Corp. *                         400        5,800
          Jacksonville Bancorp, Inc.                   500        6,406
          NewMil Bancorp, Inc. *                       500        5,000
          Northeast Bancorp                            600        4,800
          PVF Capital Corp. *                          500        4,906
          Peoples-Sidney Financial Corp.               600        5,100
          Provident Financial Holdings, Inc.*          300        4,181
          Riverview Bancorp Inc.                     1,100        8,800
          Sterling Financial Corp. *                   500        5,750
          Teche Holding Co.                            800       10,250
          Timberland Bancorp, Inc.                   1,000       10,813
          Warren Bancorp, Inc. *                     1,400        9,975
          Westerfed Financial Corp.                    350        5,053
                                                             ----------
                                                                160,642
Semiconductors - 0.2%
          SEMX Corp. *                                 700        4,813

Software - 5.2%
          3DLabs Inc., Ltd. *                        1,200        4,575
          Ansoft Corp. *                               600        6,000
          Catalyst International, Inc. *             1,000        8,250
          Concentrix Inc. *                            500        2,000
          Fourth Shift Corp. *                       1,200        3,600
          Group 1 Software Inc *                       600       10,350
          Informix Corp. *                           4,900       36,444
          Inspire Insurance Solutions, Inc. *        1,500        4,500
          PLATO Learning Inc. *                      1,000       13,750
          Quality Systems, Inc. *                    1,000        7,500
          Unify Corp. *#                             2,340       20,036
          Webhire, Inc. *                            1,600        6,350
                                                             ----------
                                                                123,355
Telecommunication Equipment - 4.1%
          Bogen Communications
            International Inc. *                     3,000       22,125
          Centigram Communications Corp. *             300        7,669
          Comtech Telecommunications
            Corp. *                                    975       16,088

                              BRIDGEWAY FUND, INC.
                          ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000

    Industry  Company                                             Shares      Value
    --------  -------                                             ------      -----
    Telecommunication Equipment, continued
              Corsair Communications, Inc. *                       1,100   $   31,625
              Tessco Technologies, Inc. *                            300        8,400
              Vari-L Company, Inc. *                               1,100       12,788
                                                                           ----------
                                                                               98,695
    Textiles - 0.1%
              Dixie Group, Inc. (The) *                              700        2,713


    Toys/Games/Hobbies - 0.1%
              Toymax International, Inc. *                         1,300        3,331


    Transportation - 2.9%
              Consolidated Delivery &
                Logistics, Inc. *                                  4,800        6,600
              Forward Air Corp. *                                  1,100       44,000
              Landair Corporation *                                  600        2,925
              P.A.M. Transportation
                Services, Inc. *                                   1,100       10,450
              RailAmerica, Inc. *                                    700        4,463
              Smithway Motor Express Corp. *                         600        1,088
                                                                           ----------
                                                                               69,526

                                                                           ----------

    Total Common Stock (Identified Cost $1,805,605)                        $2,233,723

Short-term Investments - 5.6%
    Money Market Funds - 5.6%
              Expedition Money Market Fund                        26,854       26,854
              Federated Money Market Prime
                Obligations Fund                                  26,854       26,854
              Federated Money Market Trust
                Fund                                              26,854       26,854
              Federated Prime Obligations Fund                    26,854       26,854
              SEI Daily Income Trust Money
                Market Fund                                       26,854       26,854
                                                                           ----------
                                                                              134,270

                                                                           ----------

    Total Short-term Investments (Identified Cost $134,270)                $  134,270

                                                                           ----------

Total Investments - 99.2%                                                  $2,367,993

Other Assets and Liabilities, net - 0.8%                                       17,764

                                                                           ----------

Total Net Assets - 100.0%                                                  $2,385,757
                                                                           ==========


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to June 30, 2000.

# The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $1,939,875. Gross unrealized appreciation and depreciation were$671,918 and $243,817, respectively, or net unrealized appreciation of $428,118.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2000

ASSETS:
      Investments at value (cost - $1,939,875)                                           $ 2,367,993
      Receivable for investments sold                                                    $     4,080
      Receivable from adviser                                                                  1,120
      Receivable for dividends                                                                   570
      Receivable for interest                                                                    857
      Prepaid expenses                                                                        16,556
      Deferred organization costs                                                              1,885
                                                                                         -----------
            Total assets                                                                   2,393,061
                                                                                         -----------
LIABILITIES:
      Bank overdraft                                                                             149
      Accrued expenses                                                                         7,155
                                                                                         -----------
            Total liabilities                                                                  7,304
                                                                                         -----------
      NET ASSETS ( 360,389 SHARES OUTSTANDING)                                           $ 2,385,757
                                                                                         ===========
      Net asset value, offering and redemption price per share ($2,385,757/ 360,389)     $      6.62
                                                                                         ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                    $ 2,085,941
      Undistributed net investment income                                                $    11,362
      Undistributed net realized loss                                                       (139,664)
      Net unrealized appreciation of investments                                             428,118
                                                                                         -----------
      NET ASSETS                                                                         $ 2,385,757
                                                                                         ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000

INVESTMENT INCOME:
      Dividends                                         $   8,865
      Interest                                             18,440
                                                        ---------
            Total income                                   27,305

EXPENSES:
      Management fees                                      10,629
      Accounting fees                                      10,006
      Audit fees                                            5,000
      Custody                                               4,798
      Amortization of organization costs                      908
      Insurance                                               201
      Legal                                                   600
      Registration fees                                     9,000
      Directors' fees                                         232
      Miscellaneous                                            18
                                                        ---------
            Total expenses                                 41,392
      Less fees waived                                    (20,635)
      Less expenses reimbursed                             (4,814)
                                                        ---------
            Net expenses                                   15,943
                                                        ---------

NET INVESTMENT INCOME                                      11,362
                                                        ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                    325,854
      Net change in unrealized appreciation               218,144
                                                        ---------
      Net realized gain and unrealized appreciation       543,998
                                                        ---------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS        $ 555,360
                                                        =========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                Year ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                             June 30, 2000    June 30, 1999
OPERATIONS:
      Net investment gain                                       $    11,362      $    (6,871)
      Net realized (loss) gain on investments                       325,854         (334,355)
      Net change in unrealized appreciation                         218,144          181,969
                                                                -----------      -----------
          Net increase resulting from operations                    555,360         (159,257)
                                                                -----------      -----------
      Distributions to shareholders:
          From net investment income                                      0                0
          From realized gains on investments                              0                0
                                                                -----------      -----------
            Total distributions to shareholders                           0                0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                1,382,700          989,238
      Reinvestment of dividends                                           0                0
      Cost of shares redeemed                                    (1,138,468)        (773,113)
                                                                -----------      -----------
          Net increase from Fund share transactions                 244,232          216,125
                                                                -----------      -----------
          Net increase in net assets                                799,592           56,868
NET ASSETS:
      Beginning of period                                         1,586,165        1,529,297
                                                                -----------      -----------

      End of period (including undistributed net investment
           income of $11,362 on June 30, 2000)                  $ 2,385,757      $ 1,586,165
                                                                ===========      ===========


Number of Fund shares:
      Sold                                                          225,424          197,735
      Issued on dividends reinvested                                      0                0
      Redeemed                                                     (184,987)        (146,743)
                                                                -----------      -----------
          Net increase                                               40,437           50,992
      Outstanding at beginning of period                            319,952          268,960
                                                                -----------      -----------
      Outstanding at end of period                                  360,389          319,952
                                                                ===========      ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                    Year ended         Year ended       July 31, 1997* to
                                                                   June 30, 2000      June 30, 1999       June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period                         $        4.96      $        5.69       $        5.00
                                                                   -------------      -------------       -------------
      Income (loss) from investment operations:
          Net investment loss                                               0.03              (0.02)              (0.02)
          Net realized and unrealized gain                                  1.63              (0.71)               0.71
                                                                   -------------      -------------       -------------
               Total from investment operations                             1.66              (0.73)               0.69
                                                                   -------------      -------------       -------------
      Less distributions to shareholders:
          Net investment income                                             0.00               0.00                0.00
          Net realized gains                                                0.00               0.00                0.00
                                                                   -------------      -------------       -------------
               Total distributions                                          0.00               0.00                0.00
                                                                   -------------      -------------       -------------
      Net asset value, end of period                               $        6.62      $        4.96       $        5.69
                                                                   =============      =============       =============

TOTAL RETURN(1)                                                             33.5%             (12.8)%              13.8%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                    $   2,385,757      $   1,586,165       $   1,529,297
      Ratios to average net assets:(2)
          Expenses after waivers and reimbursements                         0.75%              0.75%               0.75%
          Expenses before waivers and reimbursements                        1.94%              2.43%               1.74%
          Net investment loss after waivers and reimbursements              0.53%             (0.51)%             (0.38)%

      Portfolio turnover rate(2)                                           39.50%             48.29%              61.70%

(1)   Not annualized.
(2)   Annualized.
*     July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.     Management Contract:

       The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Index Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 2000. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $832,284, and $699,647, respectively, for the year ended June 30, 2000.

7.     Federal Income Taxes:

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized the post-October 31 losses it incurred for the year ended June 30, 1999 and capital loss carryforwards to offset capital gains realized in the year ended June 30, 2000. At June 30, 2000 the fund had $139,664 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 2000 the following reclassifications were made:

                  Paid-in capital                             $ 131,163
                  Undistributed net realized gain              (131,163)

8.     Subsequent Event:

       On August 15, 2000 the Fund's Board of Directors approved a Plan of Reorganization seeking shareholder approval to merge the Social Responsibility Portfolio into a new fund, Calvert Large Cap Growth Fund. The Board has tentatively set an October 20, 2000 shareholder meeting date for Social Responsibility Portfolio shareholders of record on September 20, 2000 to vote on this proposal.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.


                                        /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 16, 2000

[BRIDGEWAY LOGO]


August 14, 2000

Dear Fellow Micro-Cap Limited Shareholder,

Our Portfolio returned a slim 0.9% in the June quarter, one in which the Russell 2000 was down 3.8%, the CRSP micro-cap index benchmark was down 9.9%, and the NASDAQ Composite was down 13.2%. Any time we can manage a small increase in a down market, I'm very pleased. Our more recent concentration on value oriented companies (those priced cheaply relative to some financial measures of worth) helped a lot in the June quarter downturn, although it hurt our relative performance over the last year.

Performance Summary

TRANSLATION: We beat each of our benchmarks in the last quarter and since inception. For the fiscal year that ended June 30, we beat our two market benchmarks, but trailed the average small-cap fund (which was helped in the March quarter by Wall Street's focus on more volatile growth stocks).

The table below presents our June quarter, one year, and life-to-date financial results according to the formula required by the SEC. The graph presents the growth of $10,000 invested in the Portfolio and each of three benchmarks since inception on July 1, 1998.

                                       June Qtr.        1 Year        Inception-to-Date
                                        4/1/00          7/1/99              7/1/98
                                      to 6/30/00      to 6/30/00        to 6/30/00(4)
                                      ----------      ----------      -----------------
Micro-Cap Limited Portfolio             (0.9)%           28.7%                28.2%
Lipper Small-Cap Stock Funds(1)         (6.0)%           35.3%                17.4%
Russell 2000 Index(2)                   (3.8)%           14.3%                 7.7%
CRSP Cap-Based Portfolio 9 Index(3)     (9.9)%           23.2%                11.9%

     (1) The Lipper Small-cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. (4) Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.


    [MICRO-CAP LIMITED PORTFOLIO CHART SHOWING GROWTH OF $10,000 INVESTED
            IN VARIOUS FUNDS AND INDEXES FROM 6/30/98 TO 6/30/00]

Detailed Explanation of Quarterly Performance

TRANSLATION: Our Portfolio rebalancing (discussed in my January 25 letter) hurt March quarter performance, but helped us sidestep the June quarter correction in micro-cap stocks. For the full fiscal year, 19 stocks appreciated more than 50%, contributing strongly to our market-beating performance.

You may recall that we trimmed back a number of our highly appreciated technology stocks near the end of calendar year 1999. This proved to be a few months too early, as technology and growth stocks topped just about all performance charts in January and February. As indicated on the graph of the previous page, however, we were able to sidestep a significant micro-cap stock correction in the June quarter as a result. For the full fiscal year, our technology and telecommunications stocks still made a significant contribution. Three of our top five stocks were telecommunications. Beyond this, our top performing stocks were from a large number of different industries. 19 of our stocks appreciated more than 50%:

Rank    Description                               Industry                          % Gain
----    -----------                               --------                          ------
  1     Titan Corp.                               Aerospace/Defense                 305.9%
  2     Corsair Communications, Inc.              Telecommunications Equipment      287.2%
  3     Santa Cruz Operation Inc.                 Software                          183.9%
  4     TTI Team Telecom International Ltd.       Telecommunications                145.6%
  5     Comtech Telecommunications                Telecommunications Equipment      133.0%
  6     Clayton Williams Energy Inc.              Oil & Gas Producers               124.1%
  7     Forward Air Corporation                   Transportation                    113.3%
  8     Chico's FAS Inc.                          Retail                             98.8%
  9     Richardson Electronics Ltd.               Semiconductors                     97.7%
 10     Patina Oil & Gas Corp.                    Oil & Gas Producers                82.1%
 11     Lamson & Sessions Co.                     Electrical Components &            82.1%
                                                  Equipment
 12     ICU Medical Inc.                          Healthcare-Products                67.4%
 13     Petco Animal Supplies Inc.                Retail                             63.5%
 14     Advanced Communication Systems Inc.       Software                           63.1%
 15     1-800 Contacts Inc.                       Internet                           60.5%
 16     Turner Corp.                              Engineering & Construction         60.3%
 17     Pilgrim Capital Corp.                     Diversified Financial Services     54.5%
 18     KEY Production Company Inc.               Oil & Gas Producers                54.1%
 19     THQ Inc.                                  Software                           50.9%

Titan, our top stock, is a diversified "technology solutions" company. Its biggest emerging product allows electronic purification of food products, mostly meat.

Of course, not everything went up in the fiscal year. Our worst performing stocks:

Rank   Description                                 Industry                           % Decline
----   -----------                                 --------                           ---------
 1     Magellan Health Services                    Healthcare-Services                  (77.5)%
 2     PSC Inc.                                    Electronics                          (56.7)%
 3     Interdent Inc.                              Commercial Services                  (56.2)%
 4     Caere Corp.                                 Computers                            (55.2)%
 5     Good Guys Inc.                              Retail                               (51.7)%
 6     Steven Madden Ltd.                          Apparel                              (50.9)%
 7     Radiologix Inc.                             Healthcare-Services                  (50.4)%

Magellan Health Services has watched revenues continue to grow, even as profits evaporated in the midst of major changes in the managed care industry. The company is heavily in debt as a result of previous expansion. This is reflected in the earnings and stock price, which show the magnified effects of "financial leverage." Fortunately, Magellan Health Services was a small diversifying position for the Portfolio.

Stop Losses?

Several shareholders have asked why we don't set "stop losses" to avoid some of the very substantial losses, such as those on the list above. A stop loss is a market sell order that is activated if a stock trades at or below a particular price. There are five reasons I don't use stop losses. 1) If the fundamentals haven't changed, it's better to buy when a stock goes way down, not sell. I've made lots of money on stocks this way. 2) Some of our stocks are so volatile that they can change 10 to 25% in a day or week without any real news. The chances of getting "whipsawed," selling at the bottom only to have a stock recover, are much greater with micro-cap stocks. 3) We would have missed some of the great stock runs on our best performing list if we had set stop losses. 4) If you sell a large block of a micro-cap stock in a hugely dropping market, you are going to pay a heck of a premium, or "spread" (the difference the bid and the ask), to get out. You'll pay heavily in performance if this happens often.
5) I've modeled a system of stop losses, and it doesn't work in this Portfolio with our models. It's not even close.

What this does mean is that we will own some stocks in which we lose nearly our entire position. That's OK with me as long as we have some top performers that more than make up the difference.

Turning the Corner with Micro-Cap Stocks?

TRANSLATION: Statistically, small stock dominance persists. That is, small stocks tend to outperform large stocks in the current year if they also outperformed in the last year. This conclusion is based on seven decades of historical data. Very small companies outperformed very large ones for the first time in six years in 1999. It was a bit overdue, I think, and it bodes well for next year and for our Portfolio. No guarantees, however.

The six-year record of ultra-large stock versus very small stock performance based on data from the Center for Research in Security Prices:


     [BAR CHART SHOWING VERY LARGE STOCK VS. MICRO-CAP STOCK PERFORMANCE]

This is NOT an Anti-Gravity Fund--or "Statistics Can Lie"

Lest anyone get the wrong idea, this is not an anti-gravity fund. I do not expect our Portfolio to go up in a down market, as it did this quarter. The shareholders who were with us from the beginning will remember the unpleasant first two months "out of the gate" in 1998. Our Portfolio declined 29%, two percentage points worse than our CRSP micro-cap stock index. Investing in micro-cap stocks is truly a proposition for long-term investors, particularly ones who can afford to "ride out" significant corrections. While I don't expect frequent corrections as big as 1998 (it was the worst for micro-cap stocks overall since 1973-74), I do expect at least two or three more in my lifetime.

Top Ten Holdings

The Portfolio's top ten holdings at the end of June continue to reflect our diversification across industries:

                                                                                 Percent of
Rank      Description                          Industry                          Net Assets
----      -----------                          --------                          ----------
  1       1-800 Contacts Inc.                  Internet                             6.6%
  2       Patina Oil & Gas Corp.               Oil & Gas Producers                  5.5%
  3       Petco Animal Supplies Inc.           Retail                               5.4%
  4       Chico's FAS Inc.                     Retail                               4.9%
  5       Corsair Communications Inc.          Telecommunications Equipment         4.3%
  6       Titan Corp.                          Aerospace/Defense                    4.0%
  7       ICU Medical Inc.                     Healthcare-Products                  3.8%
  8       Pope & Talbot Inc.                   Forest Products & Paper              3.3%
  9       Arkansas Best Corp.                  Transportation                       2.8%
 10       Unify Corp.                          Software                             2.8%
                                                                                   ----
          Total                                                                    43.4%

As is typical with our top positions, 1-800 Contacts got to be in the #1 spot through very strong appreciation. This direct marketer of replacement contact lenses also appears on our top performing stock list.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2000; security positions can and do change thereafter.

I Hate High Expenses--or What fund marketplace customers shouldn't ignore

TRANSLATION: "No-transaction fee" funds can actually be more expensive in the long haul.

I recently read an interesting but misleading advertisement by a mutual fund marketplace. A fund marketplace is a brokerage firm that sells mutual funds from various fund families through a single source. Most Bridgeway shareholders have purchased Bridgeway portfolios through fund marketplaces, and we appreciate very much the important service the marketplaces provide Bridgeway and its shareholders. You could say your Fund's adviser (Bridgeway Capital Management) has a strong, symbiotic relationship with the marketplaces. They provide us with an outlet to distribute our funds, and we provide them with some unique products for their customers.

I take issue with the advertisement that quotes a fund marketplace customer:
"I'm not concerned about paying loads and transaction fees: marketplace X doesn't charge them." Here's the implied truth: If you don't pay a load or a transaction fee, you save money. While there is an element of truth here, in aggregate it is false and misleading. Let's look at the economics at marketplace X:

First of all, the advertisement confuses the issue by mixing the cost of loads with the cost of transaction fees. So let's take them separately, loads first. When a financial planner or broker does the research to recommend a particular financial plan and specific mutual funds, it is a reasonable service for which I think he or she is due some compensation. Loads provide one way to compensate these financial professionals. Hourly fees and fees based on a percentage of assets are other types of compensation. If you need this kind of financial help, it is a legitimate service you may want to pay for. If you make all your own investment decisions, however, then you probably don't want to pay a load. So, for the customer in the quote above, I take no issue with half of the statement. If she doesn't need the help of a financial planner or broker, she can be happy to buy a fund that doesn't charge them.

Now for the second half. "I'm not concerned about paying . . . transaction fees." Actually, there are costs to running a fund marketplace, and someone is going to pay them. Ultimately, as you might guess, it falls back on the customer. In a transaction fee marketplace, the customer pays a fee upon purchase and one upon sale; the money is up front and "on the table." It's pretty easy to see and pretty easy to measure. But what about the customer who pays no transaction fee. Is it free?

Not really. Typically, the mutual fund company (the adviser, not the fund itself) pays a fee of about 0.25%-0. 35% of assets annually to the marketplace. BUT, I would argue that the shareholder ends up paying ultimately. There are two ways this can happen. One is through a "12b-1 fee," or distribution fee, which is disclosed in the fee table of the prospectus. The other is through the management fee paid by the fund (shareholders) to the mutual fund family. I read an article last year that quantified the difference in expense ratio of no-transaction fee and transaction-fee funds. The difference was about 0.3%. Hmmm. That seems mighty close to what the mutual fund company pays the fund marketplace.

Thus, the no-transaction fee shareholder pays no up front fee, but pays a higher cost year after year after year. The transaction fee shareholder pays one fee at purchase and one at redemption. How does this compare on an apples to apples basis? Which is cheaper?

Here are the economics for an average $10,000 investment which grows 14% annually over ten years, based on a $25 transaction fee and the 0.3% higher annual expense of no-transaction fee funds.

                                No-transaction Fee Fund  Transaction Fee Fund
Transaction Fee upon purchase           $   0                  $  25
Transaction Fee upon sale               $   0                  $  25
Ten years of higher expenses            $ 661                  $   0
                                        -----                  -----
Total expenses                          $ 661                  $  50

This doesn't appear to be a close contest if you make a purchase and hold it long term. If you make one additional purchase annually, the contest is closer:
$661 versus $275.

You could fine-tune this analysis for different size investments, different holding periods, and different transaction fees charged at different marketplaces. You could also adjust for the time value of money (not included above). In aggregate however, I think this analysis demonstrates the point that most long-term shareholders come out ahead by paying the transaction fee rather than paying higher operating expenses year after year. This is why Bridgeway has refused to take part in the full-service, more expensive, no-transaction fee marketplaces. We don't think it's in most shareholders' interest. It camouflages the true cost. And all shareholders bear the cost for the ones who use it the most. Interestingly, our assets and the management company's fees would be significantly higher if we did take part in the no transaction marketplaces, but we're trying to look out for our shareholders' interests first.

At Bridgeway, we charge no loads. Shareholders pay no 12b-1 fee. We don't offer our funds on a no-transaction fee basis at the full service, more expensive marketplaces.

The Worst Thing That Happened in Fiscal Year 2000

TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the tracking error of our Ultra-Small Index Portfolio. The tracking error was too high. (Tracking error is the difference between the performance of an index fund and the index it seeks to replicate.)

Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too. I think we've done an excellent job of not repeating the "negatives" that we highlight.

Fiscal Year 2000 was a good one for the Micro-Cap Limited Portfolio. About the worst thing that happened this year was the "What Didn't Go Well" list of stocks that declined more than 50% (page 2). For the Bridgeway Fund family as a whole, the worst thing was a tracking error in one of our index portfolios, Ultra-Small Index. While we actually beat our index for the fiscal year overall, our average quarterly tracking error was too high. We are working hard to reduce it.

Toasters

Fund companies have some unusual marketing gimmicks to attract new shareholders. It's not exactly toasters, but you can get frequent flier miles at one fund family. Here is the latest gimmick: Purchase enough goods and services on a particular web site, and you can earn points which you then can convert into shares of a mutual fund. What will they think of next? We'll just stick to the basics, like portfolio performance.

Bridgeway Fund Update

TRANSLATION: Bridgeway's three original funds have an outstanding five-year track record. I am aware of no other fund family with products spanning the "style box" from large companies to small and "growth" to "value," all of whose funds are beating the relevant market benchmark on a cumulative basis.

Of our original three funds with a five-year track record, all three are beating their primary market benchmark on a cumulative basis. Our five-year track record as of June 30: Aggressive Growth is beating the S&P 500 by an average of 18% annually and is the #1 aggressive growth fund. Ultra-Small Company is beating the CRSP 10 Index of ultra-small companies by an average of 10% annually and is the #2 small-cap value fund. Social Responsibility (our least volatile fund) is beating the S&P 500 by an average of 4.7% annually and is in the top 1% of growth and income funds. I am very proud of this record. We're not the only fund company with historical market-beating performance, but we are one of a small number. I'm also not resting on my laurels as I think about the next five years. Someone once said, "The past should be a springboard, not a hammock."

Another interesting fact from the data above is that it flies in the face of standard wisdom that says a portfolio manager should concentrate on one corner of the "style box." These three funds span the style box from small-cap value (Ultra-Small Company) to large-cap growth (Social Responsibility). One "roams the style box" (Aggressive Growth), investing at times in all four corners.

For disclosure purposes, here is the performance of these portfolios, by SEC required formula:


                                                                  Since
Portfolio                             1 year       5 years      Inception
---------                             ------       -------      ---------
Aggressive Growth                     113.1%       42.0%         38.7%
Social Responsibility                  37.6%       28.3%         27.2%
Ultra-Small Company                    44.8%       23.0%         21.2%


Conclusion

As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,

/s/ JOHN MONTGOMERY
John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry    Company                                                  Shares            Value
    --------    -------                                                  ------            -----

Common Stock - 98.0%
    Aerospace/Defense - 4.0%
                Titan Corp. *                                            22,203     $    993,584

    Apparel - 0.9%
                Oshkosh B'gosh, Inc.                                      5,300           86,788
                Steven Madden, Ltd. *                                    22,300          146,344
                                                                                    ------------
                                                                                         233,132
    Banking - 1.7%
                CCBT Financial Companies Inc. *                           9,800          154,044
                IBERIABANK Corp.                                         17,000          261,375
                                                                                    ------------
                                                                                         415,419
    Biotechnology - 0.8%
                Embrex Inc. *                                            15,100          207,625

    Building Materials - 4.6%
                Aaon, Inc. *                                             14,700          360,150
                Associated Materials Corp.                               26,600          399,000
                Butler Manufacturing Co.                                 21,800          370,600
                                                                                    ------------
                                                                                       1,129,750
    Chemicals - 0.4%
                Quaker Chemical Corp. *                                   5,800          100,775

    Commercial Services - 1.0%
                Actrade International, Ltd. *                             3,000           61,500
                InterDent, Inc. *                                        40,000          142,500
                Radiologix Inc. *                                        12,100           43,106
                                                                                    ------------
                                                                                         247,106
    Computers - 2.5%
                Carreker Corp. *                                         35,000          315,000
                NUR Macroprinters, Ltd. *                                20,200          292,900
                                                                                    ------------
                                                                                         607,900
    Distribution/Wholesale - 2.2%
                Building Materials Holding Corp. *                       51,300          452,081
                SCP Pool Corp. *                                          3,750           88,125
                                                                                    ------------
                                                                                         540,206
    Diversified Financial Services - 0.6%
                World Acceptance Corp. *                                 27,000          141,750

    Electrical Components & Equipment - 1.9%
                Lamson & Sessions Co. *                                  30,500          467,031

    Electronics - 1.1%
                American Technical Ceramics
                  Corp. *                                                 2,000           55,750
                Cubic Corp. *                                            12,000          225,000
                                                                                    ------------
                                                                                         280,750
    Engineering & Construction - 0.2%
                Pitt-Des Moines, Inc.                                     3,300           62,700

    Entertainment - 0.9%
                Shuffle Master, Inc. *                                   15,000          215,625

    Forest Products & Paper - 3.3%
                Pope & Talbot Inc.                                       50,700          811,200

    Gas - 3.0%
                Cascade Natural Gas Corp.                                18,500          308,719
                SEMCO Energy Inc.                                        33,900          440,700
                                                                                    ------------
                                                                                         749,419

    Health Care - 6.5%
                Candela Corp. *                                          71,850          655,631
                ICU Medical, Inc. *                                      34,700          936,900
                Magellan Health Services Corp. *                          8,600           10,750
                                                                                    ------------
                                                                                       1,603,281
    Home Builders - 1.3%
                Engle Homes, Inc.                                         4,800           45,900
                Schottenstein Homes Inc.                                 17,400          274,050
                                                                                    ------------
                                                                                         319,950
    Home Furnishings - 3.0%
                Chromcraft Revington Inc. *                               7,800           90,675
                Flexsteel Industries, Inc.                                2,000           24,500
                La-Z-Boy Inc.                                            24,426          341,964
                Salton Inc * #                                            7,900          291,313
                                                                                    ------------
                                                                                         748,452
    Leisure Time - 0.4%
                Navigant International, Inc. *                            9,200           88,550

    Media - 0.1%
                VDI MultiMedia *                                          2,500           17,500

    Miscellaneous Manufacturing - 1.6%
                PW Eagle Inc. *                                          21,300          386,063

    Oil & Gas Producers - 8.4%
                Belco Oil & Gas Corp. *                                  14,000          119,000
                Clayton Williams Energy, Inc. *                          14,700          469,481
                KEY Production Co. Inc. *                                 7,300          127,750
                Patina Oil & Gas Corp.                                   65,700        1,363,275
                                                                                    ------------
                                                                                       2,079,506
    Pharmaceuticals - 0.7%
                Taro Pharmaceuticals Industries
                  Ltd. *                                                 15,100          177,425

    Pipelines - 1.3%
                Kaneb Services Inc. *                                    80,000          320,000

    Retail - 26.5%
                1-800 Contacts, Inc. *                                   35,000        1,645,000
                Braun's Fashions Corp. *                                 11,500          421,906
                Chico's FAS, Inc. *                                      60,200        1,204,000
                Cyberian Outpost, Inc. *                                 26,000          125,125
                Gadzooks, Inc. *                                         15,000          173,906
                IdeaMall, Inc. *                                         29,500          141,969
                Landry's Seafood Restaurant Inc.                         28,000          238,000
                Lithia Motors Inc. *                                     15,000          195,000
                Petco Animal Supplies, Inc. *                            68,400        1,342,350
                Piercing Pagoda, Inc. *                                   9,900          143,550
                TBC Corp. *                                               9,000           41,625
                UNO Restaurant Corp. *                                   15,970          170,679
                Vicorp Restaurants, Inc. *                               35,600          649,700
                Wilsons The Leather Experts, Inc.*                        5,650           82,984
                                                                                    ------------
                                                                                       6,575,794
    Semiconductors - 1.8%
                Richardson Electronics, Ltd.                             28,000          449,750

    Software - 7.3%
                Ansys Inc. *                                             46,200          525,525
                Sunquest Information Systems,
                  Inc. *                                                 54,100          581,575
                Unify Corp. * #                                          81,460          697,501
                                                                                    ------------
                                                                                       1,804,601

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry    Company                                                  Shares            Value
    --------    -------                                                  ------            -----

    Telecommunication Equipment - 4.3%
                Comtech Telecommunications
                  Corp. *                                                   525     $      8,663
                Corsair Communications, Inc. *                           37,000        1,063,750
                                                                                    ------------
                                                                                       1,072,413
    Telecommunications - 0.5%
                Gilat Communications Ltd. *                               8,000          130,000

    Transportation - 5.2%
                Arkansas Best Corp. *                                    70,200          697,613
                Forward Air Corp. *                                       9,850          394,000
                Railworks Corp. *                                        25,000          203,125
                                                                                    ------------
                                                                                       1,294,738

                                                                                    ------------

    Total Common Stock (Identified Cost $19,539,785)                                $ 24,271,995

Short-term Investments - 1.8%
    Money Market Funds - 1.8%
                Expedition Money Market Fund                             88,287           88,287
                Federated Money Market Prime
                  Obligations Fund                                       88,287           88,287
                Federated Money Market Trust
                  Fund                                                   88,287           88,287
                Federated Prime Obligations Fund                         88,287           88,287





    Money Market Funds, continued
                SEI Daily Income Trust Prime
                  Obligations Fund                                       88,287     $     88,287
                                                                                    ------------
                                                                                         441,435

                                                                                    ------------

    Total Short-term Investments (Identified Cost $441,435)                         $    441,435

                                                                                    ------------

Total Investments - 99.8%                                                           $ 24,713,430

Other Assets and Liabilities, net - 0.2%                                                  59,715

                                                                                    ------------

Total Net Assets - 100.0%                                                           $ 24,773,145
                                                                                    ============


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to June 30, 2000.

# The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $19,981,220. Gross unrealized appreciation and depreciation were $6,376,483 and $1,644,273, respectively, or net unrealized appreciation of $4,732,210.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2000


ASSETS:
      Investments at value (cost - $19,981,220)                                            $24,713,430
      Cash                                                                                      97,380
      Receivable for investments sold                                                          173,129
      Receivable for shares sold                                                                51,881
      Receivable from adviser                                                                   10,091
      Receivable for interest                                                                    2,016
      Receivable for dividend                                                                    7,078
      Prepaid expenses                                                                           9,011
      Deferred organization costs                                                                5,787
                                                                                           -----------
            Total assets                                                                    25,069,803
                                                                                           -----------

LIABILITIES:
      Payable for shares redeemed                                                               27,658
      Payable for investments purchased                                                        248,412
      Accrued expenses                                                                          20,588
                                                                                           -----------
            Total liabilities                                                                  296,658
                                                                                           -----------
      NET ASSETS (3,151,119 SHARES OUTSTANDING)                                            $24,773,145
                                                                                           ===========
      Net asset value, offering and redemption price per share ($24,773,145 / 3,151,119)   $      7.86
                                                                                           ===========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $18,712,572
      Undistributed net realized gain                                                        1,328,363
      Net unrealized appreciation of investments                                             4,732,210
                                                                                           -----------
      NET ASSETS                                                                           $24,773,145
                                                                                           ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000


INVESTMENT INCOME:
      Dividends                                    $    61,311
      Interest                                          55,110
                                                   -----------
            Total income                               116,421
                                                   -----------

EXPENSES:
      Management fees                                  283,892
      Accounting fees                                   96,790
      Audit fees                                         8,515
      Custody                                           10,909
      Amortization of organization costs                 1,932
      Insurance                                          1,489
      Legal                                              5,780
      Registration fees                                 14,309
      Directors' fees                                    1,776
      Miscellaneous                                        305
                                                   -----------
            Total expenses                             425,697
      Less fees waived                                 (83,409)
                                                   -----------
            Net expenses                               342,288
                                                   -----------

NET INVESTMENT LOSS                                   (225,867)
                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments               2,185,700
      Net change in unrealized appreciation          1,966,454
                                                   -----------
      Net realized and unrealized gain               4,152,154
                                                   -----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS   $ 3,926,287
                                                   ===========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year ended       Year ended
INCREASE (DECREASE) IN NET ASSETS:                    June 30, 2000   June 30, 1999
OPERATIONS:
      Net investment loss                             $   (225,867)   $   (131,964)
      Net realized gain on investments                   2,185,700         130,683
      Net change in unrealized appreciation              1,966,454       2,765,756
                                                      ------------    ------------
          Net increase resulting from operations         3,926,287       2,764,475
                                                      ------------    ------------
      Distributions to shareholders:
          From net investment income                             0               0
          From realized gains on investments              (630,189)              0
                                                      ------------    ------------
            Total distributions to shareholders           (630,189)              0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                      11,526,263       9,742,068
      Reinvestment of dividends                            616,403               0
      Cost of shares redeemed                           (4,597,635)     (7,646,132)
                                                      ------------    ------------
          Net increase from Fund share transactions      7,545,031       2,095,936
                                                      ------------    ------------
          Net increase in net assets                    10,841,129       4,860,411
NET ASSETS:
      Beginning of period                               13,932,016       9,071,605
                                                      ------------    ------------
      End of period                                   $ 24,773,145    $ 13,932,016
                                                      ============    ============

Number of Fund shares:
      Sold                                               1,544,871       1,938,703
      Issued on dividends reinvested                        91,184               0
      Redeemed                                            (667,168)     (1,570,792)
                                                      ------------    ------------
          Net increase                                     968,887         367,911
      Outstanding at beginning of period                 2,182,232       1,814,321
                                                      ------------    ------------
      Outstanding at end of period                       3,151,119       2,182,232
                                                      ============    ============

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                            Year ended        Year ended    June 22, 1998* to
                                                                          June 30, 2000     June 30, 1999     June 30, 1998
PER SHARE DATA
      Net asset value, beginning of period                                $       6.38     $       5.00        $      5.00
      Income (loss) from investment operations:
          Net investment loss                                                    (0.09)           (0.06)              0.00
          Net realized and unrealized gain                                        1.87             1.44               0.00
                                                                          ------------     ------------        -----------
               Total from investment operations                                   1.78             1.38               0.00
                                                                          ------------     ------------        -----------
      Less distributions to shareholders:
          Net investment income                                                   0.00             0.00               0.00
          Net realized gains                                                     (0.30)            0.00               0.00
                                                                          ------------     ------------        -----------
               Total distributions                                               (0.30)            0.00               0.00
                                                                          ------------     ------------        -----------
      Net asset value, end of period                                      $       7.86     $       6.38        $      5.00
                                                                          ============     ============        ===========

TOTAL RETURN(1)                                                                   28.7%            27.6%               0.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                           $ 24,773,145     $ 13,932,016        $ 9,071,605
      Ratios to average net assets:(2)
          Expenses after waivers and reimbursements                               1.90%            1.54%              0.00%
          Expenses before waivers and reimbursements                              2.36%            1.54%              0.00%
          Net investment income (loss) after waivers and reimbursements          (1.25)%          (1.20)%             0.00%

      Portfolio turnover rate(2)                                                  86.7%           117.0%               0.0%


(1)   Not annualized.
(2)   Annualized.
* June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio will close to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 2.87% times the difference in cumulative total return between the Portfolio and the CRSP Cap-based Portfolio 9 Index of micro-cap companies with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

       The Adviser has agreed to reimburse the Micro-Cap Limited Portfolio for any operating expenses above 1.49%. To achieve this expense level the Adviser has waived $83,409 of the management fees for the year ended June 30, 2000.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $21,813,131 and $14,685,108, respectively for the year ended June 30, 2000.

7.     Federal Income Taxes:

       During the year ended June 30, 2000, the Fund paid a short-term capital gain distribution of $0.3034 per share to shareholders of record.

8.     Subsequent Event:

       On August 15, 2000 the Fund's Board of Directors approved a Plan of Reorganization seeking shareholder approval to merge the Social Responsibility Portfolio into a new fund, Calvert Large Cap Growth Fund. The Board has tentatively set an October 20, 2000 shareholder meeting date for Social Responsibility Portfolio shareholders of record on September 20, 2000 to vote on this proposal.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]



                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Micro-Cap Limited Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 22, 1998 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.



                                   /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 16, 2000

     [BRIDGEWAY LOGO]

     August 14, 2000

     Dear Ultra-Large 35 Index Portfolio Shareholder,

     For the first half-year since inception three years ago, it didn't pay to be invested in the largest of the large; our Portfolio declined 2.0% in the six months from January through June. Over the same period, the S&P 500 Index declined 0.4%, and the Dow Jones 30 Industrials declined 8.3%, while small company indexes were up slightly.

     For the full fiscal year that ended June 30, we fared a bit better. Our Portfolio was up 11.7%, handily beating the 7.2% return of the S&P 500.

     On another very positive note, the entire 21.8% three-year annualized return has been without a single capital gains distribution. I am very happy with our tax efficiency record. Our tax efficiency (the percentage of returns a high income shareholder would keep in a taxable account) over the last three years has been 98.98%; this compares to 95.4% for an S&P 500 fund.

     Performance Summary

     TRANSLATION: We lagged our benchmarks slightly in the last six-month period. We beat them by a wide margin over the last year and since inception almost three years ago.

     The following table presents SEC standardized performance for our Portfolio and various benchmarks. The graph at the bottom of the page shows our cumulative quarterly performance versus the same benchmarks.

                                                      6 months            1 Year          Life-to-Date
                                                      01/01/00            7/1/99            7/31/97
                                                     to 6/30/00         to 6/30/00        to 6/30/00(4)
                                                     ----------         ----------       --------------
            Ultra-Large 35 Index Portfolio               (2.0)%             11.7%             21.8%
            S&P 500 Index(1)                             (0.4)%              7.2%             17.1%
            Bridgeway Ultra-Large 35 Index(2)            (1.8)%             12.6%             21.3%
            Lipper Growth and Income Funds(3)            (0.9)%             (0.6)%             9.0%

           (1) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (2) The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio.
           (3) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (4) Life-to-date returns are annualized. Past performance does not guarantee future returns.

                                    [GRAPH]

   [ULTRA-LARGE 35 INDEX PORTFOLIO CHART SHOWING GROWTH OF $10,000 INVESTED
            IN VARIOUS FUNDS AND INDEXES FROM 7/31/97 TO 6/30/00]

     Detailed Explanation of the Performance

     TRANSLATION: As was also true in Fiscal Year 1999, technology stocks dominated our list of best performing companies.

     The table below indicates the returns of our stocks for the fiscal year 2000. Four of the top five and five of the top ten stocks were in the technology sector. For the second fiscal year in a row, Oracle took top honors. Four of the bottom ten performers were in the telecommunications industry. There are more than 35 companies on the list due to spinoffs, mergers (Exxon, Mobil, and Exxon/Mobil show up as three separate companies), and rebalancing the index composition in early 2000. Here is the full list:


 Total Return for Ultra-Large 35 Index Portfolio Stocks for the Fiscal Year 2000

       Rank    Company                                  Industry                            % Change
       ----    -------                                  --------                            --------
         1     Oracle Corp.                             Computers                            352.9%
         2     Intel Corp.                              Semiconductors                       124.7%
         3     Cisco Systems, Inc.                      Computers                             97.3%
         4     Hewlett-Packard Co.                      Computers                             59.2%
         5     General Electric Co.                     Miscellaneous Manufacturing           40.7%
         6     Dell Computer Corp.                      Computers                             33.3%
         7     Pfizer Inc.                              Pharmaceuticals                       32.1%
         8     Citigroup Inc.                           Diversified Financial Services        26.8%
         9     The Walt Disney Co.                      Media                                 26.0%
        10     American International Group             Insurance                             25.3%
        11     Wal-Mart Stores, Inc.                    Retail                                19.4%
        12     Home Depot Inc.                          Retail                                16.2%
        13     Mobil Corp.(1)                           Oil & Gas Producers                    4.9%
        14     Eli Lilly & Co.(2)                       Pharmaceuticals                        4.7%
        15     Time Warner, Inc.                        Media                                  4.6%
        16     Merck & Co., Inc.                        Pharmaceuticals                        4.1%
        17     Johnson & Johnson                        Healthcare                             4.0%
        18     Exxon Mobil Corp.(1)                     Oil & Gas Producers                    1.8%
        19     Gillette Co.(2)                          Cosmetics/Personal Care               (1.3)%
        20     America Online Inc.                      Software (Services)                   (3.9)%
        21     Motorola Inc.                            Telecommunications Equipment          (4.0)%
        22     Agilent Technologies Inc.(3)             Electronics                           (6.6)%
        23     Coca-Cola Co.                            Beverages                             (7.4)%
        24     GTE Corp.(2)                             Telecommunications                    (9.6)%
        25     Chevron Corp.                            Oil & Gas Producers                  (10.8)%
        26     Microsoft Corp.                          Software                             (11.3)%
        27     Visteon Corp.(4)                         Auto Parts & Equipment               (11.8)%
        28     General Motors Corp.                     Auto Manufacturers                   (12.0)%
        29     Lucent Technologies Inc.                 Telecommunications Equipment         (13.5)%
        30     United Parcel Service, Inc.(5)           Transportation                       (14.5)%
        31     International Business Machines Corp.    Computers                            (15.2)%
        32     Bristol-Myers Squibb Co.                 Pharmaceuticals                      (17.3)%
        33     Delphi Automotive Systems(2)             Auto Parts & Equipment               (18.2)%
        34     McDonald's Corp.                         Retail                               (19.9)%
        35     Worldcom, Inc.                           Telecommunications                   (20.0)%
        36     Ford Motor Co.                           Auto Manufacturers                   (20.7)%

        37     Verizon Communications(6)                Telecommunications                   (22.3)%
        38     Federal National Mortgage                Diversified Financial Services       (23.5)%
        39     SBC Communications Inc.                  Telecommunications                   (24.1)%
        40     Du Pont (E.I.) de Nemours & Co.          Chemicals                            (36.0)%
        41     Procter & Gamble Co.                     Cosmetics/Personal Care              (36.4)%
        42     Bank of America Corp.                    Banking                              (41.3)%
        43     AT&T Corp.                               Telecommunications                   (43.0)%


(1) Exxon Mobil Corporation was formed by the merger between Exxon Corporation and Mobil Corporation on December 1, 1999. Total return of the acquired company Exxon is calculated assuming the stock was held until the end of the period. Total return of Exxon Mobil Corporation represents the performance of the former Mobil Corporation.

(2) Securities were sold during the year. Total return is calculated from the beginning of the period to the date of sale.

(3) Agilent Technologies Inc. was spun-off from Hewlett-Packard Co. on June 5, 2000.

(4)      Visteon Corporation was spun-off from Ford on June 29, 2000.

(5) Security was bought during the year. Total return is calculated from the date of purchase to the end of the period.

(6) Verizon Communications was formed by the merger between Bell Atlantic Corporation and GTE Corporation on July 3, 2000. Total return of Verizon Communications presents the performance of the former Bell Atlantic Corporation; GTE Corporation was sold earlier on January 19, 2000.

Tax Efficiency Update

TRANSLATION: We get an "A+" for tax efficiency over the last three years.

We smoked the three-year tax efficiency of the average large-cap index fund.
Bridgeway: 99.0%; all others: 91.6%. 119 funds have a three-year record.

Here's an interesting twist. The only three large-cap index funds that beat our tax efficiency record did so because their expense ratio was ten times ours. Our only taxable distribution was for income. One way to avoid distributing income is to offset it with high expenses. Our lean 0.15% expense ratio actually hurts our tax efficiency. Put another way, you get to keep, but must pay taxes on, a higher percentage of the income we earn. I suppose you can live with that.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice.

I Hate High Expenses--or What fund marketplace customers shouldn't ignore

TRANSLATION: "No-transaction fee" funds can actually be more expensive in the long haul.

I recently read an interesting but misleading advertisement by a mutual fund marketplace. A fund marketplace is a brokerage firm that sells mutual funds from various fund families through a single source. Most Bridgeway shareholders have purchased Bridgeway portfolios through fund marketplaces, and we appreciate very much the important service the marketplaces provide Bridgeway and its shareholders. Your Fund's adviser (Bridgeway Capital Management) has a strong, symbiotic relationship with the marketplaces. They provide us with an outlet to distribute our funds, and we provide them with some unique products for their customers.

I take issue with the advertisement that quotes a fund marketplace customer:
"I'm not concerned about paying loads and transaction fees: marketplace X doesn't charge them." Here's the implied truth: If you don't pay a load or a transaction fee, you save money. While there is an element of truth here, in aggregate it is false and misleading. Let's look at the economics at marketplace
X:

     First of all, the advertisement confuses the issue by mixing the cost of loads with the cost of transaction fees. So let's take them separately. When a financial planner or broker does the research to recommend a particular financial plan and specific mutual funds, it is a reasonable service for which I think he or she is due some compensation. Loads provide one way to compensate these financial professionals. Hourly fees and fees based on a percentage of assets are other types of compensation. If you need this kind of financial help, it is a legitimate service you may want to pay for. If you make all your own investment decisions, however, then you probably don't want to pay a load. So, for the customer in the quote above, I take no issue with half of the statement. If she doesn't need the help of a financial planner or broker, she can buy a fund that doesn't charge them.

     Now for the second half. "I'm not concerned about paying . . . transaction fees." Actually, there are costs to running a fund marketplace, and someone is going to pay them. Ultimately, as you might guess, it falls back on the customer. In a transaction fee marketplace, the customer pays a fee upon purchase and one upon sale; the money is up front and "on the table." It's pretty easy to see and pretty easy to measure. But what about the customer who pays no transaction fee. Is it free?

     Not really. Typically, the mutual fund company (the adviser, not the fund itself) pays a fee of about 0.25%-0.35% of assets annually to the marketplace. BUT, I would argue that the shareholder ends up paying ultimately. There are two ways this can happen. One is through a "12b-1 fee," or distribution fee, which is disclosed in the fee table of the prospectus. The other is through the management fee paid by the fund (shareholders) to the mutual fund family. I read an article last year that quantified the difference in expense ratio of no-transaction fee and transaction-fee funds. The difference was about 0.3%. Hmmm. That seems mighty close to what the mutual fund company pays the fund marketplace.

     Thus, the no-transaction fee shareholder pays no up front fee, but pays a higher cost year after year after year. The transaction fee shareholder pays one fee at purchase and one at redemption. How does this compare on an apples to apples basis? Which is cheaper?

     Here are the economics for an average $10,000 investment which grows 14% annually over ten years, based on a $25 transaction fee and the 0.3% higher annual expense of no-transaction fee funds.


                                            No-Transaction Fee Fund             Transaction Fee Fund
     Transaction Fee upon purchase                   $  0                               $ 25
     Transaction Fee upon sale                       $  0                               $ 25
     Ten years of higher expenses                    $661                               $  0
                                                     ----                               ----
     Total expenses                                  $661                               $ 50

     This doesn't appear to be a close contest if you make a purchase and hold it long term. If you make one additional purchase annually, the contest is closer: $661 versus $275.

     You could fine-tune this analysis for different size investments, different holding periods, and different transaction fees charged at different marketplaces. You could also adjust for the time value of money (not included above). In aggregate however, I think this analysis demonstrates the point that most long-term shareholders come out ahead by paying the transaction fee rather than paying higher operating expenses year after year. This is why Bridgeway has refused to take part in the full-service, more expensive, no-transaction fee marketplaces. We don't think it's in most shareholders' interest. It camouflages the true cost. And all shareholders bear the cost for the ones who use it the most. Interestingly, our assets and the management company's fees would be significantly higher if we did take part in the no transaction marketplaces, but we're trying to look out for our shareholders' interests first.

     At Bridgeway, we charge no loads. Shareholders pay no 12b-1 fee. We don't offer our funds on a no-transaction fee basis at the full-service, more expensive marketplaces.

     The Worst Thing That Happened in Fiscal Year 2000

     TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the tracking error of our other index portfolio, Ultra-Small Index; it was too high. (Tracking error is the difference between the performance of an index fund and the index it seeks to replicate.)

     Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too. I think we've done an excellent job of not repeating the "negatives" that we highlight.

     Fiscal Year 2000 was a good year for Ultra-Large Index Portfolio. For the Bridgeway Fund family as a whole, the worst thing was a tracking error in our other index portfolio, Ultra-Small Index. While we actually beat our index for the fiscal year overall, our average quarterly tracking error was too high. We are working hard to reduce it.

     Toasters

     Fund companies have some unusual marketing gimmicks to attract new shareholders. It's not exactly toasters, but you can get frequent flier miles at one fund family. Here is the latest gimmick: Purchase enough goods and services on a particular web site, and you can earn points which you then can convert into shares of a mutual fund. What will they think of next? We'll just stick to the basics, like unique products, low cost, and good trade execution.

     Conclusion

     As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2000


    Industry  Company                                   Shares        Value
    --------  -------                                   ------     -----------
Common Stock - 99.9%
    Auto Manufacturing - 4.8%
              Ford Motor Co.                             4,045     $   173,935
              General Motors Corp.                       3,145         182,410
                                                                   -----------
                                                                       356,345

    Auto Parts & Equipment - 0.1%
              Visteon Corp. *                              530           6,420

    Banking - 2.0%
              Bank of America Corp.                      3,359         146,117

    Beverages - 2.7%
              Coca-Cola Co.                              3,449         198,102

    Chemicals - 1.7%
              Du Pont (E.I.) de Nemours Co.              2,847         125,090

    Computers - 18.9%
              Cisco Systems, Inc. *                      4,804         305,354
              Dell Computer Corp. *                      4,815         237,440
              Hewlett-Packard Co.                        2,123         264,048
              International Business Machines
                Corp.                                    1,637         178,842
              Oracle Corp. *                             4,824         405,518
                                                                   -----------
                                                                     1,391,202

    Cosmetics/Personal Care - 1.2%
              Procter & Gamble Co.                       1,516          86,696

    Diversified Financial Services - 5.7%
              Citigroup Inc.                             3,677         221,309
              Federal National Mortgage                  3,733         195,283
                                                                   -----------
                                                                       416,592
    Electronics - 0.8%
              Agilent Technologies Inc *                   809          60,271

    Health Care - 3.2%
              Johnson & Johnson                          2,381         239,291

    Insurance - 2.5%
              American International Group               1,576         185,180

    Media - 6.2%
              Disney Co. (Walt) Holding Co.              5,114         197,528
              Time Warner, Inc.                          3,418         259,768
                                                                   -----------
                                                                       457,296
    Miscellaneous Manufacturing - 3.1%
              General Electric Co.                       4,431         230,412

    Oil & Gas Producers - 5.5%
              Chevron Corp.                              2,535         215,317
              Exxon Mobil Corp.                          2,451         193,169
                                                                   -----------
                                                                       408,486

    Pharmaceuticals - 8.7%
              Bristol Myers Squibb Co.                   3,994     $   232,651
              Merck & Co., Inc.                          2,616         200,553
              Pfizer Inc.                                4,263         204,624
                                                                   -----------
                                                                       637,828

    Retail - 8.0%
              Home Depot Inc.                            4,196         209,775
              McDonalds Corp.                            5,231         172,296
              Wal-Mart Stores, Inc.                      3,634         208,047
                                                                   -----------
                                                                       590,118

    Semiconductors - 4.0%
              Intel Corp.                                2,194         293,310

    Software - 5.2%
              America Online Inc. *                      3,248         170,926
              Microsoft Corp. *                          2,608         208,640
                                                                   -----------
                                                                       379,566
    Telecommunication Equipment - 4.0%
              Lucent Technologies Inc.                   2,550         149,175
              Motorola Inc.                              4,896         144,432
                                                                   -----------
                                                                       293,607
    Telecommunications - 9.0%
              AT&T Corp.                                 3,622         115,225
              SBC Communications Inc.                    4,049         175,119
              Verizon Communications *                   3,389         171,992
              Worldcom, Inc. *                           4,302         197,354
                                                                   -----------
                                                                       659,690
    Transportation - 2.6%
              United Parcel Service, Inc.                3,295         194,405
                                                                   -----------

    Total Common Stock (Identified Cost $6,005,268)                $ 7,356,024
                                                                   -----------
 Total Investments - 99.9%                                         $ 7,356,024

 Other Assets and Liabilities, net - 0.1%                                9,324
                                                                   -----------

 Total Net Assets - 100.0%                                         $ 7,365,348
                                                                   ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to June 30, 2000.

** The aggregate identified cost on a tax basis is $6,005,268. Gross unrealized appreciation and depreciation were $1,649,852 and $299,096, respectively, or net unrealized appreciation of $1,350,756.


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2000

ASSETS:
      Investments at value (cost - $6,005,268)                                           $  7,356,024
      Cash                                                                                     14,900
      Receivable for interest                                                                      54
      Receivable for dividends                                                                  2,130
      Receivable from adviser                                                                   6,382
      Deferred organization costs                                                               1,885
                                                                                         ------------
            Total assets                                                                    7,381,375
                                                                                         ------------

LIABILITIES:
      Payable for investments purchased                                                        14,068
      Payable for organization costs                                                            1,959
                                                                                         ------------
            Total liabilities                                                                  16,027
                                                                                         ------------
      NET ASSETS (839,526 SHARES OUTSTANDING)                                            $  7,365,348
                                                                                         ============
      Net asset value, offering and redemption price per share ($7,365,348 /839,526)     $       8.77
                                                                                         ============

NET ASSETS REPRESENT:
      Paid-in capital                                                                    $  6,176,980
      Undistributed net investment income                                                      33,697
      Undistributed net realized loss on investments                                         (196,085)
      Net unrealized appreciation of investments                                            1,350,756
                                                                                         ------------
      NET ASSETS                                                                         $  7,365,348
                                                                                         ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000

INVESTMENT INCOME:
      Dividends                                                $     65,911
      Interest                                                          479
                                                               ------------
            Total income                                             66,390

EXPENSES:
      Management fees                                                 4,675
      Accounting fees                                                 9,838
      Audit fees                                                      5,000
      Custody                                                         4,798
      Amortization of organization costs                                908
      Insurance                                                         201
      Legal                                                           1,200
      Registration fees                                                  75
      Directors fees                                                    586
      Miscellaneous                                                      18
                                                               ------------
            Total expenses                                           27,299
      Less fees waived                                              (14,513)
      Less expenses reimbursed                                       (4,023)
                                                               ------------
            Net expenses                                              8,763
                                                               ------------

NET INVESTMENT INCOME                                                57,627
                                                               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                             (138,461)
      Net change in unrealized appreciation                         652,974
                                                               ------------
      Net realized and unrealized gain                              514,513
                                                               ------------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS               $    572,140
                                                               ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    Year ended        Year ended
                                                                   June 30, 2000     June 30, 1999
                                                                   -------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                         $     57,627      $     23,253
      Net realized loss on investments                                  (138,461)          (56,739)
      Net change in unrealized appreciation                              652,974           655,872
                                                                    ------------      ------------
          Net increase resulting from operations                         572,140           622,386
                                                                    ------------      ------------
      Distributions to shareholders:
          From net investment income                                     (42,583)           (6,541)
          From realized gains on investments                                   0                 0
                                                                    ------------      ------------
            Total distributions to shareholders                          (42,583)           (6,541)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     4,065,738         4,586,906
      Reinvestment of dividends                                           42,482             6,278
      Cost of shares redeemed                                         (1,800,861)       (1,066,968)
                                                                    ------------      ------------
          Net increase from Fund share transactions                    2,307,359         3,526,216
                                                                    ------------      ------------
          Net increase in net assets                                   2,836,916         4,142,061

NET ASSETS:
      Beginning of period                                              4,528,432           386,371
                                                                    ------------      ------------
      End of period (including undistributed net investment
          income of $33,697 and $18,653, respectively)              $  7,365,348      $  4,528,432
                                                                    ============      ============

Number of Fund shares:
      Sold                                                               478,570           663,522
      Issued on dividends reinvested                                       5,004             1,068
      Redeemed                                                          (216,484)         (155,521)
                                                                    ------------      ------------
          Net increase                                                   267,090           509,069
      Outstanding at beginning of period                                 572,436            63,367
                                                                    ------------      ------------
      Outstanding at end of period                                       839,526           572,436
                                                                    ============      ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                       Year ended         Year ended      July 31, 1997* to
                                                                      June 30, 2000      June 30, 1999      June 30, 1998
                                                                      -------------      -------------    -----------------
PER SHARE DATA
      Net asset value, beginning of period                             $       7.91       $       6.10       $       5.00
                                                                       ------------       ------------       ------------
      Income (loss) from investment operations:
          Net investment income                                                0.08               0.07               0.07
          Net realized and unrealized gain                                     0.85               1.77               1.03
                                                                       ------------       ------------       ------------
               Total from investment operations                                0.93               1.84               1.10
                                                                       ------------       ------------       ------------
      Less distributions to shareholders:
          Net investment income                                               (0.07)             (0.03)              0.00
          Net realized gains                                                   0.00               0.00               0.00
                                                                       ------------       ------------       ------------
               Total distributions                                            (0.07)             (0.03)              0.00
                                                                       ------------       ------------       ------------
      Net asset value, end of period                                   $       8.77       $       7.91       $       6.10
                                                                       ============       ============       ============

TOTAL RETURN(1)                                                                11.7%              30.3%              22.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                        $  7,365,348       $  4,528,432       $    386,371
      Ratios to average net assets:(2)
          Expenses after waivers and reimbursements                            0.15%              0.15%              0.15%
          Expenses before waivers and reimbursements                           0.47%              0.90%              9.73%
          Net investment income after waivers and reimbursements               0.98%              1.06%              1.47%

      Portfolio turnover rate(2)                                               25.9%              16.6%              64.3%

(1)   Not annualized.
(2)   Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS


1.      Organization:

        Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

        The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

        Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.      Significant Accounting Policies:

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

        Securities Valuation

        Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

        Federal Income Taxes

        It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

        Distributions to Shareholders

        Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

        Deferred Organization Costs

        Deferred organization costs are amortized on a straight-line basis over five years.

        Use of Estimates in Financial Statements

        In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.      Significant Accounting Policies, Continued:

        Risks and Uncertainties

        The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

        12b-1 Plan

        The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

        Other

        Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

        Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.      Management Contract:

        The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.      Related Party Transactions:

        One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

        The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 2000. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

        Payable for organization costs is payable to the Adviser.

5.      Custodial Agreement:

        The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.      Cost, Purchases and Sales of Investment Securities:

        Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $3,820,948 and $1,501,181, respectively, for the year ended June 30, 2000.

7.      Federal Income Taxes:

        During the year ended June 30, 2000, the Fund paid a dividend from net investment income of $0.0662 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

        The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

        At June 30, 2000 the fund had $885, $25,756 and $98,936 in capital loss carryforwards for federal income tax purposes expiring June 30, 2006, June 30, 2007 and June 30, 2008, respectively. The Fund incurred and elected to defer post-October 31 net capital losses of $57,575 to the year ended June 30, 2001.

8.      Subsequent Event:

        On August 15, 2000 the Fund's Board of Directors approved a Plan of Reorganization seeking shareholder approval to merge the Social Responsibility Portfolio into a new fund, Calvert Large Cap Growth Fund. The Board has tentatively set an October 20, 2000 shareholder meeting date for Social Responsibility Portfolio shareholders of record on September 20, 2000 to vote on this proposal.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Large 35 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.


                                   /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 16, 2000

[BRIDGEWAY LOGO]


August 14, 2000

Dear Fellow Social Responsibility Shareholder,

Our Portfolio beat both our market and peer group benchmarks this quarter, although we were left with a small decline of 1.2%. This performance compares to declines of 2.7% for the S&P 500, 13.2% for the NASDAQ Composite, and 2.5% for our peer group of growth and income funds. We ranked 236th of 860 growth and income funds for the quarter.

For the full fiscal year ending June 30, our portfolio was up 37.6%, trouncing the 7.2% return of the S&P 500 and the 1.8% return of growth and income funds. We ranked in the top 1% of growth and income funds for this time period.

Over the last five years, our steady improvement places our portfolio at the #3 spot among 432 growth and income funds with a five-year history. It feels good to be in the first percentile of our peer group on a trailing one-, three-, and five-year basis. This is quite a financial record--and we're doing it with companies who are doing good things for the environment, employees, and their communities!

Performance Summary

TRANSLATION: I'm very proud of our record over each of the time periods ending June 30!

The following table presents the SEC standardized performance for the June quarter, one year, five years, and life-to-date. The graph presents the quarterly growth of $10,000 invested in the Social Responsibility Portfolio since inception on August 5, 1994 versus a theoretical investment in the S&P 500 Index, our primary market benchmark, and Lipper Growth & Income Funds, our benchmark of similar funds.

                                                    June Qtr.      1 Year         5 Year      Life-to-Date
                                                     4/1/00        7/1/99       7/1/95 to       8/5/94 to
                                                   to 6/30/00    to 6/30/00     6/30/00(3)     6/30/00(3)
                                                   ----------    ----------     ----------    ------------
          Social Responsibility Portfolio             (1.2)%        37.6%          28.3%          27.2%
          S&P 500 (large stocks)(1)                   (2.7)%         7.2%          23.8%          23.9%
          Lipper Growth and Income Funds(2)           (2.5)%        (0.6)%         16.7%          16.9%

(1) The S&P 500 is an unmanaged index of large stocks with dividends reinvested.
(2) Lipper Growth and Income funds are the aggregate record of growth and income funds, as reported by Lipper Analytical Services, Inc. (3) Returns for periods longer than one year are annualized. Past performance does not guarantee future returns.




  [SOCIAL RESPONSIBILITY PORTFOLIO CHART SHOWING GROWTH OF $10,000 INVESTED
             IN VARIOUS FUNDS AND INDEXES FROM 8/5/94 TO 6/30/00]

Detailed Explanation of Fiscal Year Performance--What Went Very Well

TRANSLATION: Technology carried the day over the last year.

Six stocks appreciated more than 50% during the fiscal year ending June 30. Although Qualcomm was sixth on the list, it added the most to returns, since we sold the majority of our position at prices much higher than they were at the end of June. Over the past twelve months, the timing of our sells added as much value as the timing of our buys. Our March quarter letter highlighted our record of timing sells with two stocks, Qualcomm and Unify. Here is the record of our best performing stocks overall:

            Rank    Description                       Industry                           % Gain
            ----    -----------                       --------                           ------
             1      Corsair Communications, Inc.      Telecommunications Equipment        322.0%
             2      Siebel Systems Inc.               Software                            198.1%
             3      Green Mountain Coffee Inc.        Food                                154.8%
             4      Timberland Company                Apparel                             108.1%
             5      Ben & Jerry's Homemade            Food                                 54.9%
             6      Qualcomm Inc.                     Telecommunications Equipment         54.0%

Technology and telecommunications were the best performing industries for our Portfolio in the last year. We highlighted Green Mountain Coffee in our September report. Since then, Wall Street has "discovered" it, and it was one of our best performers in the last two quarters. Ben & Jerry's received a takeover offer (see the B&J section below), significantly boosting its stock price.

Detailed Explanation of Fiscal Year Performance--What Didn't Go Well

Of course, not everything in our Portfolio went up. Two stocks declined at least 50% in the last year. Fortunately, these were smaller, diversifying positions, each costing our portfolio about 1% of annual return. Our worst performing stocks were:

            Rank    Description                       Industry                            % Decline
            ----    -----------                       --------                            ---------
             1      WRP Corp.                         Healthcare Products                  (63.6)%
             2      VISX Inc.                         Healthcare Products                  (60.1)%

WRP Corporation, a manufacturer of latex medical gloves, experienced a deterioration of earnings amid increased competition early in our fiscal year. At the same time, it diluted these earnings with the issuance of additional shares. Fortunately, we sold the company in early January; it has since continued to decline. VISX designs systems for laser vision correction. The company lost a patent suit during the year and experienced significant new competition. Profit margins, profits, projections of future cash flows, and stock price all plummeted as a result. These developments also highlight both the additional risk inherent in a single product firm and the importance of diversification within our Portfolio.

Top Ten Holdings

TRANSLATION: Before the beginning of the March quarter, we had sold three-quarters of our original Qualcomm shares. (See our last two letters for more details on this stock.) After these and other technology sales, our Portfolio exposure to technology roughly matches that of the overall market economy. We are well diversified between sectors and industries. However, telecommunication stocks (which we count as a part of technology) still represent 20% of our net assets.

Our top ten holdings reflect stronger diversification than we have seen at any time in the last year. 37% of net assets are in the top ten companies, down significantly from a high of 53% in September of last year. No stock represents as much as 5% of our portfolio this quarter. The biggest difference between

September and June is the absence of Qualcomm, one of our two largest positions and best performing stocks for calendar year 1999; it represented a whopping 18% of net assets in September. We had sold 40% of our original shares by the end of December, some near the all-time high of $180+/share. We sold another 35% at $129 in the March quarter. This turned out to be a good thing, as the stock ended the June quarter at a price of just $60. Selling this position along with a few others resulted in a smaller and more reasonable exposure to the technology sector. 41% of portfolio stocks were invested in technology at the end of the fiscal year, compared to 49% six months earlier. For comparison, technology makes up about 40% of the U.S. market economy. As evidenced by the list below, telecommunications is still our largest industry; it comprises 20% of net assets.

Here are our top ten holdings as of June 30:

                                                                                        Percent of
           Rank     Description                      Industry                           Net Assets
           ----     -----------                      --------                           ----------
             1      Corning Inc.                     Telecommunications Equipment          4.4%
             2      Advanced Micro Devices           Semiconductors                        4.3%
             3      Corsair Communications Inc.      Telecommunications Equipment          4.2%
             4      Timberland Company               Apparel                               3.9%
             5      Green Mountain Coffee Inc.       Food                                  3.6%
             6      Siebel Systems Inc.              Software                              3.5%
             7      ADC Telecommunications Inc.      Telecommunications Equipment          3.5%
             8      Applied Materials Inc.           Semiconductors                        3.3%
             9      Pacificare Health Systems        Healthcare-Services                   3.2%
            10      Bank of America Corp.            Banks                                 3.1%
                                                                                         -----
                    Total                                                                 37.0%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2000; security positions can and do change thereafter.

Stepping Back from the Performance Details

A reporter from socialfunds.com contacted me recently with some good questions that I want to share with you.

To what do you attribute the fund's excellent performance?

I attribute our excellent performance to four things: 1) The social screening process has focused our Portfolio on companies with good growth characteristics, which has really helped over the last five years, and especially the last three years. 2) No exposure to tobacco and little to energy have also helped. 3) We try to diversify some across styles and company size. Diversification helps to reduce volatility, although it has given us a handicap versus the other "large-growth" funds (not that you can necessarily tell from our returns). 4) Relative to the other socially responsible funds, most of which have also had the advantages of 1) and 2), our extreme discipline and "quant" modeling have helped.

Raw performance, however, really doesn't tell the whole story of this fund. This Portfolio has been a relatively low risk equity fund, carrying 16% less risk over the last five years than the average domestic equity fund, according to Morningstar. Of 23 socially responsible domestic equity funds with a five-year track record, Bridgeway ranks #3 in (high) return, but surprisingly also #5 in
(low) downside risk. Within the large-growth category, Morningstar puts our fund in the "above average" return group, but lowest risk rating. (In the go-go world of triple digit tech returns, people tend to forget about risk, but we don't.) If you throw in the fact that our Portfolio has a five-year tax efficiency of 97.0% (better than the S&P 500 Index fund), you've really got something. Market-beating return. Lower downside volatility. Superior tax efficiency. Excellent companies doing good things for the environment, their employees, and their communities. I'm proud of this combination and historical track record.

From an investment standpoint, how does the Fund fit into the other Bridgeway offerings?

This Portfolio is currently our only "large-cap growth" product. The label is a little misleading, however, because we do diversify a little into both value and small stocks. I would perhaps label it our more "low octane" fund. Our other funds have done well, too. Bridgeway Ultra-Small Company is the #2 small-value fund over the last five years. Bridgeway Aggressive Growth is the #1 aggressive growth fund over the last five years. Our other funds don't have a three or five year record yet. For disclosure, our one-, five-, and inception-to-date returns are 113.1%, 42.0%, and 38.7% for Aggressive Growth and 44.8%, 23.0% and 21.2%
for Ultra-Small Company.

Do any of its social values rub off on the other funds in the family?

We don't invest in tobacco in any of our funds. Other than that, Bridgeway Social Responsibility is our only socially screened fund. The social values of our Social Responsibility shareholders do rub off on the other funds when it comes time to vote proxies, however. We also try to apply the same principles to running our business overall that we evaluate in the social screening process. We work on office recycling; we give employees an incentive to live close to work (reducing air pollution in a city that just bumped Los Angeles for the #1 worst city in the nation). We are committed to making very substantial charitable contributions from the management company's profits. We care about workplace diversity. And we are an industry pioneer in minimizing conflicts of interest. We do no soft dollar commissions, no directed brokerage, have no affiliated brokerage relationships, don't allow portfolio managers (currently, just myself) to trade on their own accounts, close small-cap funds at the lowest levels in the industry, and have one of the most significant performance-based fee structures in the industry.

Our performance-based fee bears a bit more discussion. When we came to market with this fund, not one socially screened fund was beating the S&P 500 on a trailing five-year or longer basis. We set out to prove that it could be done, and we wanted to "put our money where our mouth is." If we underperform the S&P 500 on a trailing five-year basis, our management fee can be as low as 0.2%, less than most index funds. If we outperform this benchmark significantly, it can be as high as 1.6%. After almost six years, we're beating the S&P over the trailing one, three, and five years, and since inception. Incidentally, we're not the only socially screened fund now beating the S&P 500 over the last five years. There are three others.

Bridgeway is one of the tiniest socially responsible funds in the industry. Why would investors be compelled to invest in it?

Our screening process. Our performance. The risk profile of the fund. Our tax efficiency. Our policies to avoid conflicts of interest and help make the world a better place. Only our asset size is tiny.

Goodbye to an Old Friend

In April of this year we sold the last company that we had held continuously since the beginning in August 1994. Ben & Jerry's Homemade, Inc. was taken over by Dreyer's Grand Ice Cream at a significant premium over the previous stock price. Ben & Jerry's occupied the #1 spot in our social rankings for much of the last six years, so there is significant nostalgia associated with this stock for me. It was a "hippies from the 60's made good" story. The two founders were pioneers in community- and employee-friendly policies. Their "7 to 1 salary cap" (the highest compensated employee couldn't make more than seven times more than the lowest compensated employee) was the basis for Bridgeway's own similar policy.

The Worst Thing That Happened in Fiscal Year 2000

TRANSLATION: For Bridgeway as a whole, the worst thing that happened over the last year was the tracking error of our Ultra-Small Index Portfolio; it was too high. (Tracking error is the difference between the performance of an index fund and the index it seeks to replicate.)

Highlighting in each annual report the worst thing that happened at Bridgeway in the course of the last year is a Bridgeway tradition. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes and disappointments. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too. I think we've done an excellent job of not repeating the "negatives" that we highlight.

Fiscal Year 2000 was an outstanding one for the Social Responsibility Portfolio. About the worst thing that happened this year was the "What Didn't Go Well" list of stocks that declined more than 50% (page 2). For the Bridgeway Fund family as a whole, the worst thing was a tracking error in one of our index portfolios, Ultra-Small Index. While we actually beat our index for the fiscal year overall, our average quarterly tracking error was too high. We are working hard to reduce it.

Toasters

Fund companies have some unusual marketing gimmicks to attract new shareholders. It's not exactly toasters, but you can get frequent flier miles at one fund family. Here is the latest gimmick: Purchase enough goods and services on a particular web site, and you can earn points which you then can convert into shares of a mutual fund. What will they think of next? We'll just stick to the basics, like portfolio performance.

Conclusion

As always, I appreciate your feedback. We discuss shareholder comments at our weekly staff meeting and continue to make improvements because people have taken the time to write or call us. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                                   Shares        Value
    --------  -------                                   ------     ----------
Common Stock - 98.1%
    Apparel - 3.9%
              Timberland Co.                             4,080     $  288,915

    Auto Manufacturing - 1.6%
              Ford Motor Co.                             1,100         47,300
              Toyota Motor Corp. *                         800         74,550
                                                                   ----------
                                                                      121,850
    Auto Parts & Equipment - 0.0%
              Visteon Corp. *                              144          1,746

    Banking - 5.8%
              Bank of America Corp.                      5,331        231,899
              Chase Manhattan Corp.                      4,200        193,463
              FleetBoston Financial Corp.                  106          3,604
                                                                   ----------
                                                                      428,966

    Beverages - 2.2%
              Pepsico Inc.                               3,582        159,175

    Commercial Services - 0.7%
              Comdisco Inc. *                            2,200         49,088

    Cosmetics/Personal Care - 0.8%
              Kimberly-Clark Corp.                       1,000         56,500

    Diversified Financial Services - 6.1%
              American Express Co.                       4,350        226,744
              Federal National Mortgage                  2,071        108,339
              MBNA Corp.                                 1,687         45,760
              Merrill Lynch & Co. Inc.                     600         69,000
                                                                   ----------
                                                                      449,843
    Electric - 4.6%
              A E S Corp. *                              4,800        219,000
              Hawaiian Electric Industries Inc.          3,800        124,688
                                                                   ----------
                                                                      343,688

    Electronics - 2.4%
              Millipore Corp.                            2,400        180,900

    Food - 5.7%
              Green Mountain Coffee, Inc. *             15,200        265,050
              Horizon Organic Holding Corp. *              200          2,125
              Tasty Baking Co.                          12,000        153,750
                                                                   ----------
                                                                      420,925

    Forest Products & Paper - 1.8%
              International Paper Co.                    4,400        131,175

    Health Care - 4.1%
              Johnson & Johnson                            640         64,320
              PacifiCare Health Systems, Inc. *          3,940        237,139
                                                                   ----------
                                                                      301,459

    Home Furnishings - 2.4%
              Salton Inc *  #                            4,800        177,000

    Insurance - 0.9%
              Lincoln National Corp.                     1,800         65,025

    Media - 2.1%
              New York Times Co.                         1,300         51,350
              Time Warner, Inc.                          1,400        106,400
                                                                   ----------
                                                                      157,750
    Miscellaneous Manufacturing - 1.4%
              Pall Corp.                                 5,500        101,750

    Pharmaceuticals - 2.1%
              Merck & Co., Inc.                            390     $   29,899
              Pfizer Inc.                                1,830         87,840
              Schering-Plough Corp.                        716         36,248
                                                                   ----------
                                                                      153,987

    Retail - 9.0%
              CDW Computer Centers Inc. *                3,000        187,500
              Home Depot Inc.                            3,105        155,250
              Spiegel, Inc.                             15,200        129,200
              Starbucks Corp. *                          3,400        129,838
              Target Corp.                               1,100         63,800
                                                                   ----------
                                                                      665,588

    Savings & Loans - 1.6%
              Firstfed Financial Corp. *                 8,500        120,063

    Semiconductors - 11.9%
              Advanced Micro Devices Inc. *              4,100        316,565
              Applied Materials, Inc. *                  2,700        244,688
              PMC - Sierra, Inc. *                         800        142,150
              Xilinx, Inc. *                             2,100        173,381
                                                                   ----------
                                                                      876,784

    Software - 6.2%
              Microsoft Corp. *                            920         73,600
              Siebel Systems, Inc. *                     1,600        261,700
              Unify Corp. *  #                           4,829         41,348
              i2 Technologies, Inc. *                      750         78,188
                                                                   ----------
                                                                      454,836

    Telecommunication Equipment - 20.0%
              ADC Telecommunications, Inc. *             3,100        260,013
              Ciena Corp. *                                700        116,681
              Corning Inc.                               1,200        323,325
              Corsair Communications, Inc. *            10,900        313,375
              JDS Uniphase Corp. *                       1,400        167,825
              Qualcomm Inc. *                            1,848        110,880
              Scientific-Atlanta, Inc. *                 2,500        186,250
                                                                   ----------
                                                                    1,478,349

    Transportation - 0.8%
              RailAmerica, Inc. *                        9,200         58,650
                                                                   ==========
    Total Common Stock (Identified Cost $6,094,885)                $7,244,012


Short-term Investments - 10.4%
    Money Market Funds - 10.4%
              Calvert Social Investment Fund -
                Class A                                100,000        100,000
              Expedition Money Market Fund             113,184        113,184
              Federated Money Market Prime
                Obligations Fund                       113,184        113,184
              Federated Money Market
                Trust Fund                             106,526        106,526
              Federated Prime Obligations Fund         106,526        106,526
              SEI Daily Income Trust Money
                Market Fund                            113,184        113,184
              SEI Daily Income Trust Prime
                Obligations Fund                       113,184        113,184
                                                                   ----------
                                                                      765,788
                                                                   ==========
    Total Short-term Investments (Identified Cost $765,788)        $  765,788

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 2000


    Industry  Company                                   Shares      Value
    --------  -------                                   ------    -----------
Total Investments - 108.5%                                        $ 8,009,800
Other Assets and Liabilities, net - (8.5)%                           (625,266)
                                                                  -----------
Total Net Assets - 100.0%                                         $ 7,384,534
                                                                  ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1999 to June 30, 2000.

# The portfolio owns a call option on this security.

** The aggregate identified cost on a tax basis is $6,860,673. Gross unrealized appreciation and depreciation were $1,430,713 and $281,586, respectively, or net unrealized appreciation of $1,149,127.


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2000

ASSETS:
      Investments at value (cost - $6,860,673)                                          $8,009,800
      Receivable for interest                                                                1,950
      Receivable for dividends                                                                 690
      Receivable for shares sold                                                             7,200
      Receivable for investments sold                                                       62,387
      Receivable from adviser                                                                3,128
      Prepaid expenses                                                                       8,289
                                                                                        ----------
            Total assets                                                                 8,093,444
                                                                                        ----------

LIABILITIES:
      Bank overdraft                                                                        21,826
      Payable for investments purchased                                                    678,945
      Accrued expenses                                                                       8,139
                                                                                        ----------
            Total liabilities                                                              708,910
                                                                                        ----------
      NET ASSETS (204,600 SHARES OUTSTANDING)                                           $7,384,534
                                                                                        ==========
      Net asset value, offering and redemption price per share ($7,384,534 / 204,600)   $    36.09
                                                                                        ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                   $5,339,430
      Undistributed net realized gain                                                      895,977
      Net unrealized appreciation of investments                                         1,149,127
                                                                                        ----------
      NET ASSETS                                                                        $7,384,534
                                                                                        ==========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2000

INVESTMENT INCOME:
      Dividends                                    $    27,825
      Interest                                          21,186
                                                   -----------
            Total income                                49,011

EXPENSES:
      Management fees                                   47,315
      Accounting fees                                   21,340
      Audit fees                                         5,272
      Custody                                            3,098
      Insurance                                            300
      Legal                                              1,334
      Registration fees                                 12,306
      Directors' fees                                      413
      Miscellaneous                                      1,130
                                                   -----------
            Total expenses                              92,508
      Less fees waived                                 (27,589)
                                                   -----------
            Net expenses                                64,919
                                                   -----------

NET INVESTMENT LOSS                                    (15,908)
                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                 998,103
      Net realized loss on options                     (76,990)
      Net change in unrealized appreciation            341,555
                                                   -----------
      Net realized and unrealized gain               1,262,668
                                                   -----------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS   $ 1,246,760
                                                   ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year ended     Year ended
                                                     June 30, 2000  June 30, 1999
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income (loss)                    $   (15,908)   $   (11,918)
      Net realized gain on investments                    998,103         26,525
      Net realized loss on options                        (76,990)         4,477
      Net change in unrealized appreciation               341,555        443,829
                                                      -----------    -----------
          Net increase resulting from operations        1,246,760        462,913
                                                      -----------    -----------
      Distributions to shareholders:
          From net investment income                            0              0
          From realized gains on investments              (30,977)       (12,184)
                                                      -----------    -----------
            Total distributions to shareholders           (30,977)       (12,184)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                      4,416,698      1,562,038
      Reinvestment of dividends                            29,535         11,534
      Cost of shares redeemed                          (1,097,338)      (677,938)
                                                      -----------    -----------
          Net increase from Fund share transactions     3,348,895        895,634
                                                      -----------    -----------
          Net increase in net assets                    4,564,678      1,346,363
NET ASSETS:
      Beginning of period                               2,819,856      1,473,223
                                                      -----------    -----------
      End of period                                   $ 7,384,534    $ 2,819,586
                                                      ===========    ===========

Number of Fund shares:
      Sold                                                133,430         65,562
      Issued on dividends reinvested                          969            592
      Redeemed                                            (36,389)       (29,256)
                                                      -----------    -----------
          Net increase                                     98,010         36,898
      Outstanding at beginning of period                  106,590         69,692
                                                      -----------    -----------
      Outstanding at end of period                        204,600        106,590
                                                      ===========    ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                Year ended June 30,
                                                      2000             1999             1998            1997           1996
                                                 -------------    -------------    -------------    -----------    -----------
PER SHARE DATA
      Net asset value,
           beginning of period                   $       26.45    $       21.14    $       16.21    $     14.68    $     11.61
                                                 -------------    -------------    -------------    -----------    -----------

      Income (loss) from investment operations:
               Net investment income (loss)              (0.12)           (0.14)            0.00           0.03          (0.02)
               Net realized and
                    unrealized gain                      10.03             5.62             5.57           2.31           3.11
                                                 -------------    -------------    -------------    -----------    -----------
      Total from investment operations                    9.91             5.48             5.57           2.34           3.09
                                                 -------------    -------------    -------------    -----------    -----------

      Less distributions to shareholders:
           Net investment income                          0.00             0.00            (0.01)          0.00          (0.02)
           Net realized gains                            (0.27)           (0.17)           (0.63)         (0.81)          0.00
                                                 -------------    -------------    -------------    -----------    -----------
      Total distributions                                (0.27)           (0.17)           (0.64)         (0.81)         (0.02)
                                                 -------------    -------------    -------------    -----------    -----------

      Net asset value, end of period             $       36.09    $       26.45    $       21.14    $     16.21    $     14.68
                                                 =============    =============    =============    ===========    ===========

TOTAL RETURN                                              37.6%            26.2%            35.3%          16.9%          26.6%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                  $   7,384,534    $   2,819,586    $   1,473,223    $   637,929    $   360,960
      Ratios to average net assets:
           Expenses after waivers
               and reimbursements                         1.50%            1.50%            1.50%          1.50%          1.48%
           Expenses before waivers
               and reimbursements                         2.13%            2.13%            3.81%          5.81%         16.80%
           Net investment income (loss) after
               waivers and reimbursements                (0.37%)          (0.60%)           0.02%          0.24%         (0.17%)

      Portfolio turnover rate                             71.4%            58.0%            37.8%          35.5%          83.8%


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See the prospectus for additional risk information.)

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $15 million.

3.     Use of Derivative Instruments:

       The Social Responsibility Portfolio may use derivative securities such as the purchases and sales of futures and stock and index options to hedge risk. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options purchased by the Social Responsibility Portfolio follows:

                                          Call Options                 Put Options
                                    ------------------------    ------------------------
                                      Number         Cost         Number        Cost
                                    ----------    ----------    ----------    ----------
       Outstanding June 30, 1999             0    $        0             2    $    6,402
       Purchased                             0             0           110        79,949
       Expired                              (0)           (0)          (55)      (34,895)
       Closed                               (0)           (0)          (57)      (51,456)
                                    ----------    ----------    ----------    ----------
       Outstanding June 30, 2000             0    $        0             0    $        0
                                    ==========    ==========    ==========    ==========
       Market value June 30, 2000                 $        0                  $        0
                                                  ==========                  ==========

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.     Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a total fee which is computed and paid monthly. It equals the total fee rate times the average daily net assets of the Portfolio for the month. The total fee rate, an annualized number, is comprised of two parts, the base fee rate and the performance fee rate. The base fee rate is based on the following annual rates: 0.90% of the first $250 million of the Portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The performance fee rate equals 4.67% times the difference in cumulative total return between the Portfolio and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over the trailing five-year period through the end of the prior quarter. The performance fee rate varies from a minimum of -0.7% to a maximum of +0.7% However, the performance fee rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Social Responsibility Portfolio for any operating expenses above 1.5%. To achieve this expense level the Adviser has waived $27,589 of the management fees for the year ended June 30, 2000.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $6,117,410 and $2,849,799, respectively, for the year ended June 30, 2000.

8.     Federal Income Taxes:

       During the year ended June 30, 2000, the Fund paid a long-term capital gain distribution of $0.267 per share to shareholders of record.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 2000 the following reclassifications were made:

                  Paid-in capital                              $     9,266
                  Undistributed net investment income               15,908
                  Undistributed net realized gain                  (25,174)

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

9.     Subsequent Event:

       On August 15, 2000 the Fund's Board of Directors approved a Plan of Reorganization seeking shareholder approval to merge the Social Responsibility Portfolio into a new fund, Calvert Large Cap Growth Fund. The Board has tentatively set an October 20, 2000 shareholder meeting date for Social Responsibility Portfolio shareholders of record on September 20, 2000 to vote on this proposal.

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Social Responsibility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Social Responsibility Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.


                         /S/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 16, 2000

                              BRIDGEWAY FUND, INC.

                                     Part C

                               OTHER INFORMATION


Item 23.     Exhibits

                (a)   Charter of Registrant (Incorporated by reference)

                (b)   By-laws of Registrant (Incorporated by reference)

                (c)   Inapplicable as By-Laws provide for no stock certificates

                (d)   Management Contracts (Incorporated by reference)

                (e)   Inapplicable

                (f)   Inapplicable

                (g)   Custodian Agreement (Incorporated by reference)

                (h)   None as Registrant will act as its own transfer agent

                (i)   Opinion of Counsel

                (j)   Consent of Independent Auditors

                (k)   Inapplicable

                (l) Investment representation letter from initial shareholders (Incorporated by reference)

                (m)   12b-1 Plan (Incorporated by reference)

                (n)   Inapplicable

                (p)   Code of Ethics

Item 24       Persons controlled by or under Common Control with Registrant

                   None

              Number of Holders of Securities

                                                      Number of Record Holders
                                                        as of June 30, 2000
                          Title of Class

                  Ultra-Small Company Portfolio               2025
                  Ultra-Small Index Portfolio                  158
                  Micro-Cap Limited Portfolio                 1965
                  Aggressive Growth Portfolio                 2637
                  Ultra-large 35 Index Portfolio               477


Item 25.      Indemnification

              See Indemnification Section of by-Laws, which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.

Item 26.      Business and Other Connections of Investment Adviser

              As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and will act as an Investment Adviser to other individuals, businesses and registered investment companies.

Item 27.      Principal Underwriters

              Bridgeway Fund is the distributor of its own securities.

Item 28.      Location of Accounts and Records

              Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Custody records are maintained at the offices of the Registrant's Custodian Bank, Compass Bank at P O Box 4886, Houston, Texas 77210.

Item 29.      Management Services

              Management Services are set forth under MANAGEMENT in the Statement of Additional Information.

Item 30.      Undertakings (Incorporated by reference.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas on the 29th day of August, 2000.

                                              Bridgeway Fund, Inc.
                                              (Registrant)

                                              By /s/ JOHN N.R. MONTGOMERY
                                                ---------------------------
                                                     John N.R. Montgomery
                                                     President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


    /s/ MILES D. HARPER, III                                  August 29, 2000
-------------------------------------                         ---------------
     Miles D. Harper, III, Director                               Date

    /s/ KAREN S. GERSTNER                                     August 29, 2000
-------------------------------------                         ---------------
     Karen S. Gerstner, Director                                  Date

    /s/ JOHN N.R. MONTGOMERY                                  August 29, 2000
-------------------------------------                         ---------------
     John N.R. Montgomery, Director                               Date

                                EXHIBIT INDEX



                (i)   Opinion of Counsel

                (j)   Consent of Independent Auditors

                (p)   Code of Ethics